UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10401

Trust for Professional Managers
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
(Address of principal executive offices) (Zip code)

Jay S. Fitton
U.S. Bancorp Fund Services, LLC
 615 East Michigan Street
Milwaukee, WI  53202
(Name and address of agent for service)

(513) 629-8104
Registrant's telephone number, including area code

Date of fiscal year end: August 31, 2022

Date of reporting period:  August 31, 2022

Item 1. Reports to Stockholders.

(a)
Annual Report  |  August 31, 2022

Performance Trust Strategic Bond Fund
(Symbols: PTIAX, PTAOX, PTCOX),

Performance Trust Municipal Bond Fund
(Symbols: PTIMX, PTRMX) and

Performance Trust Credit Fund
(Symbol: PTCRX)

© 2022 PT Asset Management, LLC. All Rights Reserved.

LETTER FROM THE INVESTMENT ADVISER

Dear Fellow Shareholders:

Performance Trust Strategic Bond Fund (PTIAX) Annual Management’s
    Discussion of Fund Performance:  9/1/2021 – 8/31/2022

Over the past fiscal year ended August 31, 2022, the Performance Trust Strategic Bond Fund – Institutional Class (“PTIAX” or the “Fund”) posted a return of -11.00% compared to -11.52% for the Bloomberg U.S. Aggregate Bond Index (“Index”). The Morningstar Intermediate Core-Plus Bond Fund category returned -11.65%.

During the past year, interest rates rose dramatically as the Federal Reserve began an aggressive interest rate hiking cycle and began to shrink its holdings of Treasury, agency, and agency mortgage-backed securities accumulated during the COVID-19 pandemic. The Fed Funds rate rose 2.25% during the second half of the year with the market anticipating further increases. The chart below shows the U.S. Treasury yield curve from the beginning of the period and the end.

Treasury Yield Curve

Not only did interest rates increase significantly, but the Treasury yield curve became much flatter during the year. A 1-year Treasury, which is quite sensitive to changes in the Fed Funds rate, yielded approximately 3.50% at the end of the year after beginning the year yielding only 0.07%.  The benchmark 10-year Treasury yield rose approximately 1.88% during the year.

The Federal Reserve’s rapid reduction in monetary stimulus was prompted by persistent increases in inflation.  While it was initially believed that inflation was being driven by temporary factors that would moderate over time, the annualized Consumer Price Index continued to climb for most of the year and ended the year at approximately 8.3%.  That is significantly higher than the 2% core inflation rate targeted by the Federal Reserve.

As a result of the withdrawal of monetary stimulus and the fear of rising inflation, risk markets have been volatile and credit spreads have widened considerably.  Investment grade corporate (IG) spreads rose 0.53% to end the year at 1.40% while high yield corporate (HY) spreads increased 1.96% to end the year at 4.84% (Source: Bloomberg). In combination, Treasury yield increases and credit spread widening has led to substantial price declines and meaningfully negative total returns across much of the domestic fixed income landscape.

Treasuries and Agency Mortgage-backed Securities (MBS), two of the largest sectors within the Index, produced negative returns, but slightly outperformed the Index as a result of having minimal credit risk and less duration than IG Corporates. IG Corporates, the other large Index sector, underperformed significantly as the sector’s higher duration amplified the impact of both higher Treasury rates and wider spreads.

Outperformance relative to the Index was driven primarily by the sectors we consider to be our Interest Rate Defense. The Fund’s investments in Structured Credit sectors, such as Non-Agency Residential Mortgage-Backed Securities (RMBS), certain Commercial Mortgage-Backed Securities (CMBS), and Collateralized Loan Obligations (CLOs) tend to be less sensitive to interest rate moves and fall into this category.  Other defensive sectors contributing to the outperformance include short-term Treasuries, Asset-Backed Securities (ABS), and short corporate bank debt.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

LETTER FROM THE INVESTMENT ADVISER

However, outperformance from the above sectors was almost entirely offset by the sectors we consider to be our Interest Rate Offense.  Similar to the IG Corporates within the Index, the Fund’s Taxable and Tax-Exempt Municipals, IG Corporates, and more rate-sensitive CMBS suffered from the combination of higher rates and widening spreads. Further, HY Corporates, which are often times less sensitive to interest rates, suffered significant spread widening that also contributed to underperformance relative to the Index.
The table below shows a general breakdown of the portfolio at the beginning and end of the period.

PTIAX Allocations

	8/31/2021	8/31/2022
Non-Agency RMBS	11.97%	10.83%
CLOs	9.82%	5.96%
CMBS	22.04%	26.25%
ABS	0.47%	1.46%
Structured Credit	44.30%	44.51%
Cash	2.52%	0.16%
Government Security & Agency Issue	3.35%	5.20%
Investment Grade Corporates	14.00%	15.80%
High Yield	2.89%	6.35%
Taxable Municipal	21.13%	20.84%
Tax-Exempt Municipal	11.81%	7.14%

The Fund reduced its exposure to CLOs.  As primarily floating rate securities, CLOs were impacted less by rising interest rates. As Treasury yields climbed during the year, fixed rate alternatives in other sectors became more attractive in our opinion. The allocation to Tax-Exempt Municipals was also trimmed as the sector was relatively expensive relative to taxable alternatives for much of the year. The combination of rising rates and much wider credit spreads prompted us to increase our allocations to HY Corporates, CMBS, and IG Corporates.  As these sectors carry a higher credit risk component, we offset these increases somewhat by adding to Treasury and ABS securities.

Looking Forward
During the year, all-in yields for IG Corporates climbed to levels not seen since 2009 when the economy was beginning to recover from the Great Financial Crisis.  Similarly, all-in yields for HY Corporates ended the year at levels seen only briefly during the COVID scare in early 2020 and when energy prices were collapsing in early 2016.  As a result of significantly higher total return potential in credit-sensitive fixed income products, we gradually increased exposure to sectors such as HY Corporate, IG Corporate, and CMBS during the year. This is in sharp contrast to last year when all-in yields were near historic lows, and we were attempting to minimize credit risk.

We do not attempt to predict interest rates or credit spreads. We have positioned the portfolio so that it has what we believe to be a balance of high-quality Interest Rate Offense and higher yielding Interest Rate Defense. Within our Interest Rate Defense, we are attempting to prudently add higher yielding structured credit and corporate securities that are not exposed, in our opinion, to excessive credit risk or structural leverage.

As a total return bond fund, we seek to position ourselves in the most undervalued fixed-income securities we can find, consistent with the need for proper diversification and liquidity. To identify such opportunities, we find scenario analysis (over roughly a three-year investment horizon) to be more valuable than rate or market forecasting. We call this methodology Shape Management®, and we attribute our historical performance largely to our allocation decisions.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

LETTER FROM THE INVESTMENT ADVISER

Performance Trust Municipal Bond Fund (PTIMX) Annual Management’s
    Discussion of Fund Performance:  9/1/2021 – 8/31/2022

Over the past fiscal year ended August 31, 2022, Performance Trust Municipal Bond Fund – Institutional Class (“PTIMX” or the “Fund”) posted a return of -10.96% compared to -8.63% for the Bloomberg  Municipal Bond Index (“Index”). PTIMX’s underperformance can generally be attributed to its exposure to the longer end of the yield curve making the Fund a little more sensitive to movements in interest rates.

The table below shows the Municipal Market Data (MMD) AAA municipal benchmark yield curve at the beginning and end of the period which saw a significant increase in interest rates brought about by headline inflation and the subsequent tightening of monetary policy by the Federal Reserve.

MMD AAA Scale

Maturity	August 31, 2021	August 31, 2022	Change (bp)
1	0.08%	2.21%	+213
5	0.41%	2.32%	+191
7	0.65%	2.40%	+175
10	0.92%	2.59%	+167
15	1.15%	2.93%	+178
20	1.33%	3.14%	+181
25	1.48%	3.25%	+177
30	1.52%	3.29%	+177

Source: MMD AAA Scale as of August 31, 2021 and August 31, 2022

While we do not predict the direction or magnitude of changes in interest rates, the go forward shapes of bonds purchased in the lower interest rate environment of the last few years changed due to the increase in interest rates and the passage of time. Therefore, PTIMX has been actively using the opportunity brought about by the increase in interest rates during the period to shore up call protection, primarily in the market for new issues but also in the secondary market, and lock in the higher yields provided by the current interest rate environment.

We have exited bonds, for example, with calls that had generally shortened into the five-to-eight-year range and replaced them with bonds with a full ten years of call protection while maintaining our high coupon preference to help protect the portfolio from extension risk as interest rates rise. Historically, for PTIMX a “high coupon” has generally meant a 5% coupon.  However, near the end of the period, we have been increasing allocations to tax-exempt bonds with 5.25%, 5.50%, and even 6% coupons.

The increase in tax-exempt yields over the last year has resulted in taxable-equivalent yields for tax-exempt bonds rising accordingly. We have primarily added tax-exempt, investment grade bonds in the most recent period, so our exposure to taxable and below investment grade municipal bonds in PTIMX has drifted lower compared to a year ago.  As of August 31, 2022, 7.0% of the holdings in PTIMX were taxable compared to 9.3% as of August 31, 2021.  As high-yield municipal credit spreads tightened relative to those experienced in 2020 and 2021, PTIMX’s exposure to below investment grade bonds decreased to 10% as of August 31, 2022 compared to nearly 17% as of August 31, 2021.

Looking Forward
The level of the longer part of the MMD AAA yield curve as of August 31, 2022 in the table above is near the higher end of the range over the last several years. The volatility in the credit markets as a result of the withdrawal of monetary stimulus and rising inflation along with technical factors such as the steady supply of new municipal issuance has seen yield spreads for many municipal bond sectors increase to historically wide levels. For example, spreads for AA-rated revenue bonds that price off the AAA municipal benchmark have increased to over 50 basis points (0.50%) compared to an average spread of 35 basis points (0.35%) over the last six and a half years.*

Looking forward, interest rates and spreads may increase, decrease, or be unchanged from current levels. Our Shape Management® discipline uses bond math and logic to evaluate total return outcomes over various interest rate scenarios.  As we look forward over a longer-term investment horizon (3-years) the go forward return outcomes revealed by Shape Management® for PTIMX and the opportunities available to us have improved notably compared to those available at the beginning of the period.

*  Source: Bloomberg

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

LETTER FROM THE INVESTMENT ADVISER

Performance Trust Credit Fund (PTCRX) Annual Management’s
    Discussion and Analysis:  9/1/2021 – 8/31/2022

Over the past fiscal year ended August 31, 2022, the Institutional Class of Performance Trust Credit Fund (“PTCRX” or the “Fund”) posted a return of -9.66%, assuming all dividends were reinvested into the Fund. The Bloomberg U.S. Aggregate Bond Index (“Index”) returned -11.52% over the same time, and the Morningstar Multisector US Bond Category (“Category”) returned -9.37%.

The Fed hiked for the first time since 2018, raising the Federal Funds Rate nine times in a period of less than five months, as inflation has remained stubbornly high and well outside the Fed’s targeted range.  This aggressive Fed action, coupled with balance sheet reduction has led to a dramatically higher and flatter U.S. Treasury yield curve.  The 2-year and 10-year Treasuries have risen 328 basis points (3.28%) and 188 basis points (1.88%) over the past fiscal year respectively and the yield curve is now inverted, a hallmark sign for a recession.

The graph below shows the Treasury yield curve at the beginning and end of the period.

Credit markets behaved accordingly as they digested what effect the aggressive Fed action, historically high inflation, and Russia’s invasion of Ukraine would have on the global economies as well as corporate and consumer balance sheets.  Almost all credit metrics were down/wider during the fiscal period with the S&P 500 Index down 11.25% and investment grade (LUACOAS Index) and high yield (LF98OAS Index) corporate credit spreads wider by 53 basis points (0.53%) and 190 basis points (1.90%) respectively.

Despite additional credit risk relative to the Index, the Fund was able to outperform given the lower duration and outperformance of some of our Structured Credit sectors.  Within the Index, the Investment Grade Corporate Bond exposure performed the worse as both higher rates and wider spreads led to negative performance.  This sector has a higher duration and lower credit ratings compared to the Treasury and Agency MBS sectors held in the Index.

Looking more closely at the Fund, outperformance relative to the Index can be attributed to the relative strong performance of the Structured Credit portion of the portfolio, specifically CLOs and Non-Agency RMBS.  CLOs have been insulated from the rise in rates as the coupon on these bonds are floating and reset quarterly.  While credit spreads have risen on CLOs, leading to price declines, the high carry of these bonds has almost perfectly offset the price declines.  The Non-Agency RMBS in the Fund are mostly bonds which had been originated before the Great Financial Crisis.  These bonds have experienced modest credit spread widening and that, coupled with the lower duration given the amortizing nature of sector, has led to relative outperformance.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

LETTER FROM THE INVESTMENT ADVISER

The table below shows a general breakdown of the portfolio at the beginning and end of the period:

	8/31/2021	8/31/2022
Non-Agency RMBS	16.3%	5.0%
CLOs	14.8%	14.2%
Non-Agency CMBS	12.6%	17.5%
Agency CMBS	2.1%	5.4%
ABS	0.0%	7.4%
Structured Credit	45.8%	49.5%
Cash	0.6%	1.9%
Treasuries	0.0%	5.5%
IG Corporate	18.5%	19.0%
HY Corporate	14.0%	15.8%
Taxable Muni	12.5%	3.6%
Tax-Exempt Muni	8.6%	4.7%

Overall, the Fund increased the allocation to Structured Credit by reducing the allocation to Municipal bonds.  The reduction in Municipal bonds also funded the purchase of additional IG/HY Corporates and Treasuries, which were added as an additional source of liquidity.  Within Structured Credit, Non-Agency RMBS started the period with the largest allocation of the Fund, but this allocation was reduced given the sector’s strong outperformance.  Some of this was redirected into Non-Agency CMBS which offer attractive spreads, but the most obvious replacement was ABS, where the Fund has gone from a zero allocation to over seven percent.  While ABS is a broad sector, the bonds within the Fund are all backed by subprime auto loans, with tranche ratings ranging from AAA to A and weighted average lives ranging from two to three and a half years.  These bonds have become attractive this year as rates have risen dramatically in the short end and the Treasury curve has inverted.

Looking Forward
Opportunities are plentiful in this investment landscape with rates at or near levels not seen in over a decade and credit spreads at wide levels.  However, volatility also remains at elevated levels.  Rather than guess where rates might end up, we believe the best approach is to focus instead on maximizing returns across a variety of interest rate scenarios.  This approach, Shape Management®, aids in our security and sector allocation as it looks beyond traditional bond metrics and focuses instead on total returns over a horizon period.  We combine this approach with a disciplined credit perspective to create a diversified portfolio across multiple sectors that together creates a unique and attractive blend of interest rate and credit risk.

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in lower rated and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities. Investments in asset-backed and mortgage-backed securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. Investments in Real Estate Investment Trusts (REITs) involve additional risks such as declines in the value of real estate and increased susceptibility to adverse economic or regulatory developments. Derivatives involve investment exposure that may exceed the original cost and a small investment in derivatives could have a large potential impact on the performance of the Fund. Options and Swap positions held in a Fund may be illiquid and the Fund manager may have difficulty closing out a position. Diversification does not assure a profit or protect against a loss in a declining market. Income from tax-exempt bonds may be subject to state and local taxes and a portion of income may be subject to the federal alternative minimum tax for certain investors. Federal income tax rules will apply to any capital gains distributions.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

GROWTH OF PERFORMANCE TRUST STRATEGIC BOND FUND (PTIAX)

Performance Trust Strategic Bond Fund – Institutional Class (Unaudited)
Total Return vs. Bloomberg U.S. Aggregate Bond Index

Average Annual Returns—For the Periods Ended August 31, 2022 (Unaudited)

					ANNUALIZED
	ONE	THREE	FIVE	TEN	SINCE INCEPTION
	YEAR	YEAR	YEAR	YEAR	(AUGUST 31, 2010)(1)
Performance Trust Strategic
Bond Fund – Institutional Class	-11.00%	-1.47%	1.20%	3.28%	4.53%
Bloomberg U.S. Aggregate Bond Index	-11.52%	-2.00%	0.52%	1.35%	1.98%

(1)	The Performance Trust Strategic Bond Fund (the “Fund”) commenced investment operations on September 1, 2010.

The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, Bloomberg Capital dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, Mortgage-Backed Securities (agency fixed-rate and hybrid Adjustable-Rate Mortgage Passthroughs), Asset-Backed Securities, and Commercial Mortgage-Backed Securities. The Bloomberg U.S. Aggregate Bond Index was created in 1986, with index history backfilled to January 1, 1976. The chart at the top of the page assumes an initial gross investment of $10,000 made on August 31, 2012 for Institutional Class shares of the Fund.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown include the reinvestment of all Fund distributions. Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

For a period of time following the Fund’s inception when the Fund’s asset levels were lower than current asset levels, the Fund’s investments in certain fixed-income instruments purchased in odd lot-sized transactions contributed positively to the Fund’s performance. As Fund asset levels increased, similar odd lot-sized transactions, if any, did not have the same relative impact on the Fund’s performance and are not anticipated to have the same relative impact on the Fund’s future performance.

Performance data shown represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance shown. Performance data current to the most recent month end may be obtained by calling 1 (877) 738-9095 or by visiting www.PTAM.com.

The expense ratio for Institutional Class shares is 0.76% per the prospectus dated December 29, 2021. Please see the Financial Highlights in this report for the most recent expense ratio.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

GROWTH OF PERFORMANCE TRUST STRATEGIC BOND FUND (PTAOX)

Performance Trust Strategic Bond Fund – Class A (Unaudited)
Total Return vs. Bloomberg U.S. Aggregate Bond Index

(1)	Reflects 2.25% initial sales load.

Average Annual Returns—For the Periods Ended August 31, 2022 (Unaudited)

			ANNUALIZED
	ONE	THREE	SINCE INCEPTION
	YEAR	YEAR	(JANUARY 2, 2019)
Performance Trust Strategic Bond Fund – Class A (with sales charge)	-13.24%	-2.45%	-0.02%
Performance Trust Strategic Bond Fund – Class A (without sales charge)	-11.26%	-1.71%	0.61%
Bloomberg U.S. Aggregate Bond Index	-11.52%	-2.00%	0.70%

The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, Bloomberg Capital dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, Mortgage-Backed Securities (agency fixed-rate and hybrid Adjustable-Rate Mortgage Passthroughs), Asset-Backed Securities, and Commercial Mortgage-Backed Securities. The Bloomberg U.S. Aggregate Bond Index was created in 1986, with index history backfilled to January 1, 1976. The chart at the top of the page assumes an initial gross investment of $10,000 made on January 2, 2019, the inception date for Class A shares of the Performance Trust Strategic Bond Fund (the “Fund”).

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown include the reinvestment of all Fund distributions.

Performance data shown represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance shown. Performance data current to the most recent month end may be obtained by calling 1 (877) 738-9095 or by visiting www.PTAM.com.

The expense ratio for Class A shares is 1.01% per the prospectus dated December 29, 2021. Please see the Financial Highlights in this report for the most recent expense ratio.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

GROWTH OF PERFORMANCE TRUST STRATEGIC BOND FUND (PTCOX)

Performance Trust Strategic Bond Fund – Class C (Unaudited)
Total Return vs. Bloomberg U.S. Aggregate Bond Index

Average Annual Returns—For the Periods Ended August 31, 2022 (Unaudited)

			ANNUALIZED
	ONE	THREE	SINCE INCEPTION
	YEAR	YEAR	(JANUARY 2, 2019)
Performance Trust Strategic Bond Fund – Class C	-11.92%	-2.45%	-0.16%
Bloomberg U.S. Aggregate Bond Index	-11.52%	-2.00%	0.70%

The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, Bloomberg Capital dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, Mortgage-Backed Securities (agency fixed-rate and hybrid Adjustable-Rate Mortgage Passthroughs), Asset-Backed Securities, and Commercial Mortgage-Backed Securities. The Bloomberg U.S. Aggregate Bond Index was created in 1986, with index history backfilled to January 1, 1976. The chart at the top of the page assumes an initial gross investment of $10,000 made on January 2, 2019, the inception date for Class C shares of the Performance Trust Strategic Bond Fund (the “Fund”).

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown include the reinvestment of all Fund distributions.

Performance data shown represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance shown. Performance data current to the most recent month end may be obtained by calling 1 (877) 738-9095 or by visiting www.PTAM.com.

The expense ratio for Class C shares is 1.76% per the prospectus dated December 29, 2021. Please see the Financial Highlights in this report for the most recent expense ratio.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

PERFORMANCE TRUST STRATEGIC BOND FUND (PTIAX, PTAOX, PTCOX)

Allocation of Portfolio Holdings (% of Investments) (Unaudited)
As of August 31, 2022

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

GROWTH OF PERFORMANCE TRUST MUNICIPAL BOND FUND (PTIMX)

Performance Trust Municipal Bond Fund – Institutional Class (Unaudited)
Total Return vs. Bloomberg Municipal Bond Index

Average Annual Returns—For the Periods Ended August 31, 2022 (Unaudited)

					ANNUALIZED
	ONE	THREE	FIVE	TEN	SINCE INCEPTION
	YEAR	YEAR	YEAR	YEAR	(JUNE 30, 2011)
Performance Trust Municipal
Bond Fund – Institutional Class	-10.96%	-1.43%	1.20%	2.78%	4.06%
Bloomberg Municipal Bond Index	-8.63%	-0.83%	1.28%	2.25%	3.03%

The Bloomberg Municipal Bond Index is a rules based, market-value-weighted index engineered for the long-term tax-exempt bond market. The index tracks general obligation bonds, revenue bonds, insured bonds, and pre-refunded bonds rated Baa3/ BBB or higher by at least two of the ratings agencies: Moody’s, S&P and Fitch. The Bloomberg Municipal Bond Index was created in 1986, with index history backfilled to January 1, 1976. The chart at the top of the page assumes an initial gross investment of $10,000 made on August 31, 2012 for the Institutional Class shares of the Performance Trust Municipal Bond Fund (the “Fund”).

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown include the reinvestment of all Fund distributions. Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

For a period of time following the Fund’s inception when the Fund’s asset levels were lower than current asset levels, the Fund’s investments in certain fixed-income instruments purchased in odd lot-sized transactions contributed positively to the Fund’s performance. As Fund asset levels increased, similar odd lot-sized transactions, if any, did not have the same relative impact on the Fund’s performance and are not anticipated to have the same relative impact on the Fund’s future performance.

Performance data shown represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance shown. Performance data current to the most recent month end may be obtained by calling 1 (877) 738-9095 or by visiting www.PTAM.com.

The expense ratio for Institutional Class shares is 0.49% per the prospectus dated December 29, 2021. Please see the Financial Highlights in this report for the most recent expense ratio.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

GROWTH OF PERFORMANCE TRUST MUNICIPAL BOND FUND (PTRMX)

Performance Trust Municipal Bond Fund – Class A (Unaudited)
Total Return vs. Bloomberg Municipal Bond Index

(1)	Reflects 2.25% initial sales load.

Average Annual Returns—For the Periods Ended August 31, 2022 (Unaudited)

				ANNUALIZED
	ONE	THREE	FIVE	SINCE INCEPTION
	YEAR	YEAR	YEAR	(SEPTEMBER 28, 2012)
Performance Trust Municipal Bond Fund – Class A
(with sales charge)	-13.18%	-2.42%	0.50%	2.25%
Performance Trust Municipal Bond Fund – Class A
(without sales charge)	-11.17%	-1.67%	0.95%	2.49%
Bloomberg Municipal Bond Index	-8.63%	-0.83%	1.28%	2.21%

The Bloomberg Municipal Bond Index is a rules based, market-value-weighted index engineered for the long-term tax-exempt bond market. The index tracks general obligation bonds, revenue bonds, insured bonds, and pre-refunded bonds rated Baa3/ BBB or higher by at least two of the ratings agencies: Moody’s, S&P and Fitch. The Bloomberg Municipal Bond Index was created in 1986, with index history backfilled to January 1, 1976. The chart at the top of the page assumes an initial gross investment of $10,000 made on September 28, 2012, the inception date for the Class A shares of the Performance Trust Municipal Bond Fund (the “Fund”).

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown include the reinvestment of all Fund distributions. Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

Performance data shown represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance shown. Performance data current to the most recent month end may be obtained by calling 1 (877) 738-9095 or by visiting www.PTAM.com.

The expense ratio for Class A shares is 0.74% per the prospectus dated December 29, 2021. Please see the Financial Highlights in this report for the most recent expense ratio.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

PERFORMANCE TRUST MUNICIPAL BOND FUND (PTIMX, PTRMX)

Allocation of Portfolio Holdings (% of Investments) (Unaudited)
As of August 31, 2022

*	For additional details on allocation of portfolio assets by state, please see the Schedule of Investments.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

GROWTH OF PERFORMANCE TRUST CREDIT FUND (PTCRX)

Performance Trust Credit Fund – Institutional Class (Unaudited)
Total Return vs. Bloomberg U.S. Aggregate Bond Index

Returns—For the Periods Ended August 31, 2022 (Unaudited)

		ANNUALIZED
	ONE	SINCE INCEPTION
	YEAR	(DECEMBER 31, 2020)(1)
Performance Trust Credit Fund – Institutional Class	-9.66%	-3.64%
Bloomberg U.S. Aggregate Bond Index	-11.52%	-7.47%

(1)	The Performance Trust Credit Fund (the “Fund”) commenced investment operations on January 4, 2021.

The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, Capital dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, Mortgage-Backed Securities (agency fixed-rate and hybrid Adjustable-Rate Mortgage Passthroughs), Asset-Backed Securities, and Commercial Mortgage-Backed Securities. The Bloomberg U.S. Aggregate Bond Index was created in 1986, with index history backfilled to January 1, 1976. The chart at the top of the page assumes an initial gross investment of $10,000 made on December 31, 2020, the inception date for Institutional Class shares of the Fund.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown include the reinvestment of all Fund distributions. Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

Performance data shown represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance shown. Performance data current to the most recent month end may be obtained by calling 1 (877) 738-9095 or by visiting www.PTAM.com.

The Fund’s investment adviser, PT Asset Management, LLC, has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any front-end or contingent deferred loads, Rule 12b-1 plan fees, shareholder servicing plan fees, taxes, leverage, interest, brokerage commissions and other transactional expenses, expenses incurred in connection with any merger or reorganization, dividends or interest on short positions, acquired fund fees and expenses or extraordinary expenses such as litigation expenses) do not exceed 0.99% of the average daily net assets of the Fund. This agreement is effective at least through December 31, 2023.

The net expense ratio for Institutional Class shares is 0.99% per the prospectus dated December 29, 2021. Please see the Financial Highlights in this report for the most recent expense ratio.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

PERFORMANCE TRUST CREDIT FUND (PTCRX)

Allocation of Portfolio Holdings (% of Investments) (Unaudited)
As of August 31, 2022

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

 (This Page Intentionally Left Blank.)

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

STATEMENTS OF ASSETS AND LIABILITIES
August 31, 2022

	Performance Trust	Performance Trust
	Strategic	Municipal	Performance Trust
	Bond Fund	Bond Fund	Credit Fund
Assets
Investments, at value (cost $6,264,324,841,
$780,965,224 and $87,678,933, respectively)	$5,519,501,022	$750,545,680	$82,632,015
Dividend and interest receivable	50,605,296	6,347,001	683,729
Receivable for investments sold	44,624,713	4,353,924	1,002,305
Receivable for Fund shares sold	19,659,938	1,956,413	205,562
Other assets	102,934	29,370	9,227
Total Assets	5,634,493,903	763,232,388	84,532,838

Liabilities
Payable for investments purchased	45,782,710	46,034,290	2,353,993
Payable for Fund shares redeemed	39,554,550	1,003,689	97,582
Payable to Adviser	1,814,620	134,447	25,214
Payable to affiliates	523,062	78,056	11,149
Payable for distribution fees	36,901	9,920	—
Payable for shareholder servicing fees	19,817	—	—
Accrued expenses and other liabilities	456,219	34,226	29,819
Total Liabilities	88,187,879	47,294,628	2,517,757

Net Assets	5,546,306,024	715,937,760	82,015,081

Net Assets Consist Of:
Paid-in capital	$6,420,076,852	$796,786,486	$87,281,278
Total accumulated loss	(873,770,828)	(80,848,726)	(5,266,197)
Net Assets	$5,546,306,024	$715,937,760	$82,015,081

The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
August 31, 2022

	Performance Trust	Performance Trust
	Strategic	Municipal	Performance Trust
	Bond Fund	Bond Fund	Credit Fund
Strategic Bond Fund, Municipal Bond Fund
and Credit Fund Shares – Institutional Class
Net assets	$5,466,749,689	$670,094,646	$82,015,081
Shares of beneficial interest outstanding (unlimited
number of shares authorized, $0.001 par value)	274,837,881	29,579,635	9,401,065
Net asset value, redemption
and offering price per share	$19.89	$22.65	$8.72

Strategic Bond Fund and Municipal
Bond Fund Shares – Class A
Net assets	$32,475,648	$45,843,114
Shares of beneficial interest outstanding (unlimited
number of shares authorized, $0.001 par value)	1,632,646	2,022,171
Net asset value, redemption
and offering price per share	$19.89	$22.67
Maximum offering price per share
(Net asset value per share divided by 0.9775)(1)	$20.35	$23.19

Strategic Bond Fund Shares – Class C
Net assets	$47,080,687
Shares of beneficial interest outstanding (unlimited
number of shares authorized, $0.001 par value)	2,376,540
Net asset value, redemption
and offering price per share	$19.81

(1)	Reflects a maximum sales charge of 2.25%.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

PERFORMANCE TRUST STRATEGIC BOND FUND — SCHEDULE OF INVESTMENTS
August 31, 2022

	PRINCIPAL
	AMOUNT	VALUE
ASSET BACKED SECURITIES – 1.45%

American Credit Acceptance
Receivables Trust
2021-4, 1.320%, 02/14/2028 (a)	$1,085,000	$1,039,337
2022-2, 4.410%, 06/13/2028 (a)	4,400,000	4,297,142
2022-3, 4.860%, 10/13/2028 (a)	4,000,000	3,985,748

Exeter Automobile
Receivables Trust
2022-2A, 3.650%, 10/15/2026	9,500,000	9,329,743
2022-4A, 4.920%, 12/15/2028	4,000,000	3,982,820

First Investors Auto Owner Trust
2021-1A, 1.170%, 03/15/2027 (a)	1,795,000	1,695,359
2022-1A, 3.130%, 05/15/2028 (a)	5,000,000	4,734,868

Flagship Credit Auto Trust
2022-3, 0.000%, 04/15/2027 (a)	7,000,000	6,973,122

GLS Auto Receivables
Issuer Trust
2021-4A, 1.940%, 10/15/2027 (a)	8,650,000	8,115,644

Honda Auto Receivables
Owner Trust
2022-2, 3.810%, 03/18/2025	4,225,000	4,216,331
2022-2, 3.730%, 07/20/2026	4,125,000	4,103,386

New Residential Advance
Receivables Trust
2020-T1, 2.269%, 08/15/2053 (a)	1,700,000	1,619,460
2020-T1, 3.011%, 08/15/2053 (a)	4,400,000	4,186,696

Santander Drive Auto
Receivables Trust
2022-2, 3.440%, 09/15/2027	10,000,000	9,803,013
2022-5, 4.740%, 10/16/2028	7,500,000	7,469,497
2022-2, 3.760%, 07/16/2029	5,000,000	4,857,959
TOTAL ASSET BACKED
SECURITIES (Cost $82,301,231)		80,410,125

COLLATERALIZED LOAN
OBLIGATIONS – 5.94%

Apidos CLO XI
2012-11A, 6.49%
(3 Month LIBOR USD + 3.750%),
04/17/2034 (a)(b)(c)	1,500,000	1,446,957

Apidos CLO XII
2013-12A, 7.912%
(3 Month LIBOR USD + 5.400%),
04/15/2031 (a)(b)(c)	6,150,000	5,203,872

Apidos CLO XV
2013-15A, 4.260%
(3 Month LIBOR USD + 1.550%),
04/20/2031 (a)(b)(c)	4,000,000	3,889,124
2013-15A, 4.560%
(3 Month LIBOR USD + 1.850%),
04/20/2031 (a)(b)(c)	5,000,000	4,707,225
2013-15A, 8.410%
(3 Month LIBOR USD + 5.700%),
04/20/2031 (a)(b)(c)	3,843,000	3,398,730

Apidos CLO XX
2015-20A, 4.690%
(3 Month LIBOR USD + 1.950%),
07/16/2031 (a)(b)(c)	1,250,000	1,196,836

Apidos CLO XXIII
2015-23A, 4.112%
(3 Month LIBOR USD + 1.600%),
04/15/2033 (a)(b)(c)	6,500,000	6,292,097

Apidos CLO XXIV
2016-24A, 8.510
(3 Month LIBOR USD + 5.800%),
10/20/2030 (a)(b)(c)	2,550,000	2,220,882

Apidos CLO XXIX
2018-29A, 4.683
(3 Month LIBOR USD + 1.900%),
07/25/2030 (a)(b)(c)	7,600,000	7,148,659
2018-29A, 5.533%
(3 Month LIBOR USD + 2.750%),
07/25/2030 (a)(b)(c)	6,250,000	5,697,869

Apidos CLO XXVIII
2017-28A, 3.860
(3 Month LIBOR USD + 1.150%),
01/20/2031 (a)(b)(c)	2,000,000	1,936,392
Apidos CLO XXX
XXXA, 4.740%
(3 Month LIBOR USD + 2.000%),
10/18/2031 (a)(b)(c)	3,100,000	2,940,998

Ares XLII CLO Ltd.
2017-42A, 6.209%
(3 Month LIBOR USD + 3.450%),
01/22/2028 (a)(b)(c)	2,300,000	2,188,728

Ares XLVI CLO Ltd.
2017-46A, 3.570%,
01/15/2030 (a)(c)	3,600,000	3,357,421
2017-46A, 4.212%
(3 Month LIBOR USD + 1.700%),
01/15/2030 (a)(b)(c)	1,436,843	1,357,165

Ares XLVII CLO Ltd.
2018-47A, 5.212%
(3 Month LIBOR USD + 2.700%),
04/15/2030 (a)(b)(c)	1,915,000	1,730,180

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

PERFORMANCE TRUST STRATEGIC BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2022

	PRINCIPAL
	AMOUNT	VALUE

Ares XXXIR CLO Ltd.
2014-31A, 4.580
(3 Month LIBOR USD + 1.600%),
05/24/2030 (a)(b)(c)	$3,000,000	$2,885,613

Ares XXXIX CLO Ltd.
2016-39A, 6.090%
(3 Month LIBOR USD + 3.350%),
04/18/2031 (a)(b)(c)	7,335,000	6,793,824

Ares XXXVIII CLO Ltd.
2015-38A, 5.210%
(3 Month LIBOR USD + 2.500%),
04/20/2030 (a)(b)(c)	7,450,000	6,662,192

BCRED MML CLO, LLC
2022-1A, 3.345% (TSFR3M + 2.750%),
04/20/2035 (a)(b)	2,000,000	1,871,988

Betony CLO 2 Ltd.
2018-1A, 4.632%
(3 Month LIBOR USD + 1.850%),
04/30/2031 (a)(b)(c)	1,200,000	1,139,284

BlueMountain CLO Ltd.
2018-1A, 4.482%
(3 Month LIBOR USD + 1.700%),
07/30/2030 (a)(b)(c)	6,996,770	6,756,361
2014-2A, 4.460%
(3 Month LIBOR USD + 1.750%),
10/20/2030 (a)(b)(c)	5,500,000	5,301,719

Burnham Park CLO Ltd.
2016-1A, 4.860%
(3 Month LIBOR USD + 2.150%),
10/20/2029 (a)(b)(c)	5,250,000	5,096,605

Buttermilk Park CLO Ltd.
2018-1A, 5.612%
(3 Month LIBOR USD + 3.100%),
10/15/2031 (a)(b)(c)	1,000,000	938,132

Catskill Park CLO Ltd.
2017-1A, 6.410%
(3 Month LIBOR USD + 3.700%),
04/20/2029 (a)(b)(c)	3,500,000	3,382,533
2017-1A, 8.710%
(3 Month LIBOR USD + 6.000%),
04/20/2029 (a)(b)(c)	1,250,000	1,115,001

Chenango Park CLO Ltd.
2018-1A, 5.512%
(3 Month LIBOR USD + 3.000%),
04/15/2030 (a)(b)(c)	1,000,000	930,370

CIFC Funding Ltd.
2017-3A, 4.510%
(3 Month LIBOR USD + 1.800%),
07/20/2030 (a)(b)(c)	2,100,000	2,058,454
2018-1A, 4.490%
(3 Month LIBOR USD + 1.750%),
04/18/2031 (a)(b)(c)	3,750,000	3,544,481

Gilbert Park CLO Ltd.
2017-1A, 5.462
(3 Month LIBOR USD + 2.950%),
10/15/2030 (a)(b)(c)	8,475,000	7,990,484

Goldentree Loan
Management US CLO 2 Ltd.
2017-2A, 7.410%
(3 Month LIBOR USD + 4.700%),
11/28/2030 (a)(b)(c)	5,519,000	4,759,310

Goldentree Loan
Management US CLO 4 Ltd.
2019-4A, 7.533%
(3 Month LIBOR USD + 4.750%),
04/24/2031 (a)(b)(c)	8,150,000	6,933,564

Goldentree Loan
Management US CLO 5 Ltd.
2019-5A, 7.560%
(3 Month LIBOR USD + 4.850%),
10/20/2032 (a)(b)(c)	7,500,000	6,376,357

Goldentree Loan
Opportunities X Ltd.
2015-10A, 5.760%
(3 Month LIBOR USD + 3.050%),
07/20/2031 (a)(b)(c)	4,000,000	3,796,888

Goldentree Loan
Opportunities XI Ltd.
2015-11A, 5.140%
(3 Month LIBOR USD + 2.400%),
01/18/2031 (a)(b)(c)	2,250,000	2,108,205
2015-11A, 8.140%
(3 Month LIBOR USD + 5.400%),
01/18/2031 (a)(b)(c)	3,750,000	3,305,310

GoldentTree Loan
Management US CLO 1 Ltd.
2021-9A, 7.460%
(3 Month LIBOR USD + 4.750%),
01/20/2033 (a)(b)(c)	6,500,000	5,518,025

Golub Capital BDC 3 CLO 1, LLC
2021-1A, 5.312%
(3 Month LIBOR USD + 2.800%),
04/15/2033 (a)(b)(c)	7,000,000	6,597,717

Greenwood Park CLO Ltd.
2018-1A, 7.462%
(3 Month LIBOR USD + 4.950%),
04/15/2031 (a)(b)(c)	3,250,000	2,796,706

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

PERFORMANCE TRUST STRATEGIC BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2022

	PRINCIPAL
	AMOUNT	VALUE

Grippen Park CLO Ltd.
2017-1A, 6.010%
(3 Month LIBOR USD + 3.300%),
01/20/2030 (a)(b)(c)	$7,550,000	$7,140,443
2017-1A, 8.410%
(3 Month LIBOR USD + 5.700%),
01/20/2030 (a)(b)(c)	1,150,000	1,035,579

Jay Park CLO Ltd.
2016-1A, 5.360%
(3 Month LIBOR USD + 2.650%),
10/20/2027 (a)(b)(c)	1,124,000	1,076,668

LCM 26 Ltd.
26A, 5.210%
(3 Month LIBOR USD + 2.500%),
01/20/2031 (a)(b)(c)	1,000,000	856,868
26A, 8.010%
(3 Month LIBOR USD + 5.300%),
01/20/2031 (a)(b)(c)	4,000,000	3,211,988

LCM 29 Ltd.
29A, 4.112%
(3 Month LIBOR USD + 1.600%),
04/15/2031 (a)(b)(c)	4,750,000	4,572,397

LCM 34 Ltd.
34A, 9.250%
(3 Month LIBOR USD + 6.540%),
10/20/2034 (a)(b)(c)	3,250,000	2,828,677

LCM 35 Ltd.
35A, 9.122%
(3 Month LIBOR USD + 6.610%),
10/15/2034 (a)(b)(c)	4,750,000	4,161,912

LCM 36 Ltd.
36A, 9.222%
(3 Month LIBOR USD + 6.710%),
01/15/2034 (a)(b)(c)	6,000,000	5,278,644

LCM Loan Income Fund I
Income Note Issuer Ltd.
27A, 4.690%
(3 Month LIBOR USD + 1.950%),
07/16/2031 (a)(b)(c)	2,700,000	2,532,314
27A, 5.690%
(3 Month LIBOR USD + 2.950%),
07/16/2031 (a)(b)(c)	4,000,000	3,490,316
27A, 8.340%
(3 Month LIBOR USD + 5.600%),
07/16/2031 (a)(b)(c)	2,000,000	1,499,624

LCM XIV LP
14A, 4.290%
(3 Month LIBOR USD + 1.580%),
07/20/2031 (a)(b)(c)	10,800,000	10,466,334
14A, 4.560%
(3 Month LIBOR USD + 1.850%),
07/20/2031 (a)(b)(c)	6,000,000	5,592,714
14A, 8.210%
(3 Month LIBOR USD + 5.500%),
07/20/2031 (a)(b)(c)	1,000,000	730,291

LCM XV LP
15A, 6.410%
(3 Month LIBOR USD + 3.700%),
07/20/2030 (a)(b)(c)	9,000,000	8,307,189

LCM XVI LP
16A, 4.262%
(3 Month LIBOR USD + 1.750%),
10/15/2031 (a)(b)(c)	4,000,000	3,895,360
16A, 4.662%
(3 Month LIBOR USD + 2.150%),
10/15/2031 (a)(b)(c)	5,100,000	4,811,457
16A, 8.892%
(3 Month LIBOR USD + 6.380%),
10/15/2031 (a)(b)(c)	1,600,000	1,298,373

LCM XVII LP
17A, 8.512
(3 Month LIBOR USD + 6.000%),
10/15/2031 (a)(b)(c)	1,000,000	761,114

LCM XVIII LP
19A, 4.262%
(3 Month LIBOR USD + 1.750%),
07/15/2027 (a)(b)(c)	2,500,000	2,476,720
19A, 5.212%
(3 Month LIBOR USD + 2.700%),
07/15/2027 (a)(b)(c)	4,000,000	3,970,284
18A, 8.660%
(3 Month LIBOR USD + 5.950%),
04/20/2031 (a)(b)(c)	5,300,000	4,058,136

LCM XXII Ltd.
22A, 5.510%
(3 Month LIBOR USD + 2.800%),
10/20/2028 (a)(b)(c)	2,000,000	1,791,814

LCM XXV Ltd.
25A, 6.160%
(3 Month LIBOR USD + 3.450%),
07/20/2030 (a)(b)(c)	4,000,000	3,506,568

Long Point Park CLO Ltd.
2017-1A, 5.140%
(3 Month LIBOR USD + 2.400%),
01/17/2030 (a)(b)(c)	4,000,000	3,693,160
2017-1A, 8.340%
(3 Month LIBOR USD + 5.600%),
01/17/2030 (a)(b)(c)	2,000,000	1,755,180

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

PERFORMANCE TRUST STRATEGIC BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2022

	PRINCIPAL
	AMOUNT	VALUE

Magnetite VIII Ltd.
2014-8A, 5.412%
(3 Month LIBOR USD + 2.900%),
04/15/2031 (a)(b)(c)	$10,150,000	$9,669,479

Magnetite XII Ltd.
2015-12A, 8.192%
(3 Month LIBOR USD + 5.680%),
10/15/2031 (a)(b)(c)	8,923,000	8,049,224

Magnetite XIV-R Ltd.
2015-14RA, 5.590%
(3 Month LIBOR USD + 2.850%),
10/18/2031 (a)(b)(c)	1,500,000	1,428,774

Magnetite XV Ltd.
2015-15A, 5.533%
(3 Month LIBOR USD + 2.750%),
07/25/2031 (a)(b)(c)	2,000,000	1,882,958

Magnetite XVIII Ltd.
2016-18A, 5.605%
(3 Month LIBOR USD + 2.700%),
11/15/2028 (a)(b)(c)	10,315,000	9,825,141

Magnetite XXIII Ltd.
2019-23A, 9.083%
(3 Month LIBOR USD + 6.300%),
01/25/2035 (a)(b)(c)	2,750,000	2,549,553

Magnetite XXVII Ltd.
2020-27A, 8.710%
(3 Month LIBOR USD + 6.000%),
10/20/2034 (a)(b)(c)	5,250,000	4,787,097

Magnetite XXVIII Ltd.
2020-28A, 8.860%
(3 Month LIBOR USD + 6.150%),
01/20/2035 (a)(b)(c)	2,250,000	2,067,140

Magnetite XXX Ltd.
2021-30A, 8.983%
(3 Month LIBOR USD + 6.200%),
10/25/2034 (a)(b)(c)	4,100,000	3,782,008

Mountain View CLO XV Ltd.
2019-2A, 4.412%
(3 Month LIBOR USD + 1.900%),
01/15/2033 (a)(b)(c)	3,000,000	2,930,274

Neuberger Berman CLO XXI Ltd.
2016-21A, 6.010%
(3 Month LIBOR USD + 3.300%),
04/20/2034 (a)(b)(c)	2,500,000	2,384,740

Neuberger Berman Loan
Advisers CLO 33 Ltd.
2019-33A, 5.640%
(3 Month LIBOR USD + 2.900%),
10/16/2033 (a)(b)(c)	2,000,000	1,872,310

Neuberger Berman Loan
Advisers CLO 35 Ltd.
2019-35A, 6.438%
(3 Month LIBOR USD + 3.700%),
01/19/2033 (a)(b)(c)	6,971,955	6,691,069

Niagara Park CLO Ltd.
2019-1A, 8.690%
(3 Month LIBOR USD + 5.950%),
07/17/2032 (a)(b)(c)	2,000,000	1,838,004

Octagon Investment
Partners 26 Ltd.
2016-1A, 4.312%
(3 Month LIBOR USD + 1.800%),
07/15/2030 (a)(b)(c)	6,220,000	5,804,560

Webster Park CLO Ltd.
2015-1A, 4.510%
(3 Month LIBOR USD + 1.800%),
07/20/2030 (a)(b)(c)	10,300,000	9,698,810
2015-1A, 5.610%
(3 Month LIBOR USD + 2.900%),
07/20/2030 (a)(b)(c)	4,800,000	4,538,712

Whetstone Park CLO Ltd.
2021-1A, 2.790%,
01/20/2035 (a)(c)	1,400,000	1,208,498

TOTAL COLLATERALIZED LOAN
OBLIGATIONS (Cost $349,087,258)		329,180,733

CORPORATE BONDS – 22.17%

Aerospace & Defense – 0.49%

Howmet Aerospace, Inc.
5.900%, 02/01/2027	6,826,000	6,873,406
3.000%, 01/15/2029	13,437,000	11,366,896

TransDigm, Inc.
8.000%, 12/15/2025	8,610,000	8,829,211

Airlines – 0.16%

Southwest Airlines Co.
5.125%, 06/15/2027	8,780,000	8,966,648

Auto Components – 0.22%

Dana, Inc.
5.375%, 11/15/2027	5,500,000	4,910,895
4.250%, 09/01/2030	4,500,000	3,639,434
4.500%, 02/15/2032	4,208,000	3,365,068

Automobiles – 0.26%

Thor Industries, Inc.
4.000%, 10/15/2029	5,340,000	4,336,601

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

PERFORMANCE TRUST STRATEGIC BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2022

	PRINCIPAL
	AMOUNT	VALUE

Volkswagen Group of
America Finance, LLC
3.750%, 05/13/2030	$10,000,000	$9,103,985

Winnebago Industries, Inc.
6.250%, 07/15/2028	1,000,000	949,720

Banks – 7.20%

Atlantic Union Bankshares Corp.
2.875% (TSFR3M + 1.860%),
12/15/2031 (b)	8,000,000	7,048,958

Bank of America Corp.
2.087% (SOFR + 1.060%),
06/14/2029	12,000,000	10,230,027
2.651% (SOFR + 1.220%),
03/11/2032 (b)	10,000,000	8,319,066

Bank of Montreal
3.088% (5 Year CMT Rate +
1.400%), 01/10/2037 (b)	15,000,000	12,077,045

Bank of Nova Scotia
2.450%, 02/02/2032	15,000,000	12,484,267

Bank of NT Butterfield & Son Ltd.
5.250% (3 Month LIBOR USD +
2.255%), 06/01/2028 (b)	3,000,000	3,000,493
5.250% (TSFR3M + 5.060%),
06/15/2030 (b)	5,000,000	4,984,472

Bank OZK
2.750% (TSFR3M + 2.090%),
10/01/2031 (b)	13,175,000	11,792,834

Banner Corp.
5.000% (TSFR3M + 4.890%),
06/30/2030 (b)	5,000,000	4,928,579

Barclays PLC
6.125% (5 Year CMT Rate +
5.867%), 09/15/2166 (b)	15,050,000	13,920,498

Bryn Mawr Bank Corp.
4.250% (3 Month LIBOR USD +
2.050%), 12/15/2027 (b)	3,500,000	3,482,470

Central Pacific Financial Corp.
4.750% (TSFR3M + 4.560%),
11/01/2030 (b)	5,000,000	4,830,147

Citigroup, Inc.
3.980% (3 Month LIBOR USD +
1.338%), 03/20/2030 (b)	8,679,000	8,140,918

CNB Financial Corp.
3.250% (TSFR3M + 2.580%),
06/15/2031	8,000,000	7,255,297

First Busey Corp.
5.250% (TSFR3M + 5.110%),
06/01/2030 (b)	4,000,000	3,931,239
5.000% (TSFR3M + 2.520%),
06/15/2032 (b)	2,000,000	1,912,662

First Citizens BancShares, Inc.
3.375% (SOFR + 2.465%),
03/15/2030 (b)	4,750,000	4,505,411

First Financial Bancorp.
5.250% (TSFR3M + 5.090%),
05/15/2030 (b)	4,000,000	3,937,606

First Foundation, Inc.
3.500% (SOFR + 2.040%),
02/01/2032 (b)	9,500,000	8,340,162

First Interstate BancSystem, Inc.
5.250% (TSFR3M + 5.180%),
05/15/2030 (b)	5,000,000	4,941,126

First Mid Bancshares, Inc.
3.950% (TSFR3M + 3.830%),
10/15/2030 (b)	5,300,000	5,044,842

First Midwest Bancorp, Inc.
5.875%, 09/29/2026	8,500,000	8,729,161

Firstbank
4.500% (SOFR + 4.390%),
09/01/2030 (b)	8,000,000	7,729,839

First-Citizens Bank & Trust Co.
6.125%, 03/09/2028	6,841,000	7,077,179

Flushing Financial Corp.
3.125% (TSFR3M + 2.035%),
12/01/2031 (b)	5,000,000	4,456,463

FNB Corp.
5.150%, 08/25/2025	6,000,000	6,009,649

Great Southern Bank
5.500% (TSFR3M + 5.325%),
06/15/2030 (b)	4,750,000	4,763,087

Heartland Financial USA, Inc.
2.750% (TSFR3M + 2.100%),
09/15/2031 (b)	6,000,000	5,372,466

Hilltop Holdings, Inc.
6.125% (TSFR3M + 5.800%),
05/15/2035 (b)	9,000,000	9,046,430

Home BancShares, Inc.
3.125% (TSFR3M + 1.820%),
01/30/2032 (b)	8,000,000	7,020,784

HomeStreet, Inc.
3.500% (TSFR3M + 2.150%),
01/30/2032 (b)	6,500,000	5,862,673

Huntington National Bank
5.500% (3 Month LIBOR USD +
5.090%), 05/06/2030 (b)	9,000,000	9,090,240

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

PERFORMANCE TRUST STRATEGIC BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2022

	PRINCIPAL
	AMOUNT	VALUE

Independent Bank Group, Inc.
4.000% (TSFR3M + 3.885%),
09/15/2030 (b)	$7,000,000	$6,885,321

JPMorgan Chase & Co.
2.069% (SOFR + 1.015%),
06/01/2029 (b)	5,000,000	4,286,228
2.963% (SOFR + 1.260%),
01/25/2033 (b)	10,000,000	8,523,423

Mercantile Bank Corp.
3.250% (SOFR + 2.120%),
01/30/2032 (b)	7,000,000	6,182,867

National Australia Bank Ltd.
3.347% (5 Year CMT Rate +
1.700%), 01/12/2037 (b)	9,500,000	7,902,035

NBT Bancorp, Inc.
5.000% (TSFR3M + 4.850%),
07/01/2030 (b)	7,500,000	7,377,811

NexBank Capital, Inc.
4.000% (TSFR3M + 3.390%),
08/15/2031 (b)	6,500,000	6,014,492

OceanFirst Financial Corp.
5.250% (TSFR3M + 5.095%),
05/15/2030 (b)	5,000,000	4,934,007

Pacific Premier Bancorp, Inc.
4.875% (3 Month LIBOR USD +
2.500%), 05/15/2029 (b)	3,500,000	3,423,100
5.375% (TSFR3M + 5.170%),
06/15/2030 (b)	5,000,000	4,946,895

Park National Corp.
4.500% (TSFR3M + 4.390%),
09/01/2030 (b)	15,100,000	14,590,091

Peapack-Gladstone
Financial Corp.
3.500% (TSFR3M + 3.260%),
12/30/2030 (b)	7,500,000	7,061,383

RBB Bancorp
4.000% (TSFR3M + 3.290%),
04/01/2031 (b)	5,450,000	5,153,162

Renasant Corp.
3.000% (TSFR3M + 1.910%),
12/01/2031 (b)	5,000,000	4,341,929
4.500% (TSFR3M + 4.025%),
09/15/2035	5,000,000	4,622,446

Sandy Spring Bancorp, Inc.
4.250% (3 Month LIBOR USD +
2.882%), 11/15/2029	5,500,000	5,354,640

Southside Bancshares, Inc.
3.875% (TSFR3M + 3.660%),
11/15/2030 (b)	7,000,000	6,680,816

Summit Financial Group, Inc.
3.250% (TSFR3M + 2.300%),
12/01/2031 (b)	4,000,000	3,583,499

Synovus Financial Corp.
5.900% (5 Year Swap Rate USD
+ 3.379%), 02/07/2029 (b)	4,000,000	3,966,257

Texas Capital Bancshares, Inc.
4.000% (5 Year CMT Rate +
3.150%), 05/06/2031 (b)	10,942,000	9,678,409

Texas Capital Bank, NA
5.250%, 01/31/2026	5,000,000	4,968,876

Toronto-Dominion Bank
2.000%, 09/10/2031	10,000,000	8,121,616
2.450%, 01/12/2032	6,000,000	5,018,845

Towne Bank
3.125% (TSFR3M + 1.680%),
02/15/2032 (b)	4,000,000	3,673,646

Trustmark Corp.
3.625% (TSFR3M + 3.387%),
12/01/2030 (b)	6,500,000	6,063,100

UMB Financial Corp.
3.700% (5 Year CMT Rate +
3.437%), 09/17/2030 (b)	5,000,000	4,760,836

Valley National Bancorp
3.000% (TSFR3M + 2.360%),
06/15/2031 (b)	7,300,000	6,621,044

Western Alliance Bancorp
3.000% (TSFR3M + 2.250%),
06/15/2031 (b)	5,900,000	5,241,931

Western Alliance Bank
5.250% (TSFR3M + 5.120%),
06/01/2030 (b)	5,000,000	4,914,876

WSFS Financial Corp.
2.750% (SOFR + 2.485%),
12/15/2030 (b)	4,470,000	4,138,217

Building Products – 0.38%

Builders FirstSource, Inc.
4.250%, 02/01/2032	5,750,000	4,597,010
6.375%, 06/15/2032	2,000,000	1,857,410

Masonite International Corp.
3.500%, 02/15/2030	10,536,000	8,528,326

TopBuild Corp.
3.625%, 03/15/2029	5,915,000	4,982,737
4.125%, 02/15/2032	1,565,000	1,291,029

Capital Markets – 0.89%

Ares Capital Corp.
3.200%, 11/15/2031	15,000,000	11,741,098

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

PERFORMANCE TRUST STRATEGIC BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2022

	PRINCIPAL
	AMOUNT	VALUE

Blackstone Holdings
Finance Co., LLC
1.625%, 08/05/2028	$15,000,000	$12,720,550

Brookfield Asset
Management, Inc.
7.375%, 03/01/2033	3,000,000	3,404,948

MSCI, Inc.
4.000%, 11/15/2029	5,000,000	4,459,825
3.625%, 11/01/2031	7,000,000	5,842,845
3.250%, 08/15/2033	3,960,000	3,177,841

UBS Group AG
2.746% (1 Year CMT Rate +
1.100%), 02/11/2033	10,000,000	8,042,467

Chemicals – 0.56%

Axalta Coating Systems, LLC
3.375%, 02/15/2029	15,105,000	12,549,427

Scotts Miracle-Gro Co.
4.000%, 04/01/2031	5,025,000	3,781,312
4.375%, 02/01/2032	9,878,000	7,471,127

Valvoline, Inc.
3.625%, 06/15/2031	8,734,000	7,047,421

Commercial Services &
Supplies – 0.24%

Central Storage
Safety Project Trust
4.823%, 02/01/2038	6,381,760	5,662,456

Nature Conservancy
1.711%, 07/01/2031	1,250,000	1,016,312
1.811%, 07/01/2032	1,150,000	916,389
1.861%, 07/01/2033	532,000	413,468

Wildflower Improvement
Association
6.625%, 03/01/2031	5,527,867	5,373,594

Construction &
Engineering – 0.32%

AECOM
5.125%, 03/15/2027	18,210,000	17,696,478

Consumer Finance – 0.37%

BlueHub Loan Fund, Inc.
3.099%, 01/01/2030	3,040,000	2,730,516

Ford Motor Credit Co., LLC
4.950%, 05/28/2027	5,853,000	5,503,108

OneMain Finance Corp.
3.500%, 01/15/2027	5,000,000	4,136,203
5.375%, 11/15/2029	10,103,000	8,384,025

Containers & Packaging – 0.67%

AptarGroup, Inc.
3.600%, 03/15/2032	10,000,000	8,766,896

Ball Corp.
2.875%, 08/15/2030	18,537,000	15,061,127
3.125%, 09/15/2031	3,500,000	2,839,757

Graphic Packaging
International, LLC
4.750%, 07/15/2027	1,700,000	1,626,233
3.500%, 03/15/2028	4,855,000	4,328,276
3.750%, 02/01/2030	5,000,000	4,304,973

Distributors – 0.15%

Genuine Parts Co.
2.750%, 02/01/2032	10,000,000	8,339,053

Diversified Consumer
Services – 0.79%

ADT Security Corp.
4.125%, 08/01/2029	9,400,000	8,083,812

Liberty University, Inc.
3.338%, 03/01/2034	16,000,000	14,615,495

Prime Security
Services Borrower, LLC
3.375%, 08/31/2027	1,000,000	861,860

Service Corp. International
3.375%, 08/15/2030	11,785,000	9,732,348
4.000%, 05/15/2031	7,475,000	6,402,864

United Jewish Appeal-Federation
of Jewish Philanthropies
of New York, Inc.
2.145%, 02/01/2031	4,565,000	3,889,707

Diversified Financial
Services – 0.47%

American AGcredit FLCA
3.375% (SOFR + 2.120%),
06/15/2036	10,000,000	8,008,733

Compeer Financial FLCA
2.750% (SOFR + 2.030%),
06/01/2031 (b)	5,000,000	4,489,034
3.375% (SOFR + 1.965%),
06/01/2036 (b)	4,750,000	3,816,745

Enterprise Community
Loan Fund, Inc.
3.685%, 11/01/2023	5,010,000	4,993,931
4.152%, 11/01/2028	5,000,000	4,752,061

Diversified Telecommunication
Services – 0.16%

Verizon Communications, Inc.
4.500%, 08/10/2033	9,180,000	8,877,512

Electrical Equipment – 0.23%

Sensata Technologies, Inc.
4.375%, 02/15/2030	8,393,000	7,490,752
3.750%, 02/15/2031	6,355,000	5,260,336

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

PERFORMANCE TRUST STRATEGIC BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2022

	PRINCIPAL
	AMOUNT	VALUE

Electronic Equipment,
Instruments & Components – 0.37%

CDW Finance Corp.
3.276%, 12/01/2028	$1,650,000	$1,456,123
3.250%, 02/15/2029	13,530,000	11,766,229
3.569%, 12/01/2031	2,482,000	2,089,378

Corning, Inc.
5.750%, 08/15/2040	5,107,000	5,312,516

Equity Real Estate
Investment Trusts (REITs) – 0.28%

American Finance Trust, Inc.
4.500%, 09/30/2028	10,000,000	8,036,750

Simon Property Group LP
6.750%, 02/01/2040	6,738,000	7,630,399

Healthcare Providers
& Services – 1.89%

Baptist Health South Florida, Inc.
4.342%, 11/15/2041	6,000,000	5,670,289

Centene Corp.
2.450%, 07/15/2028	13,941,000	11,777,636
3.000%, 10/15/2030	5,965,000	4,985,547

CHRISTUS Health
4.341%, 07/01/2028	7,070,000	7,046,336

CommonSpirit Health
3.347%, 10/01/2029	13,075,000	11,727,650
2.782%, 10/01/2030	10,000,000	8,406,517
3.817%, 10/01/2049	1,800,000	1,477,949

Hackensack Meridian Health, Inc.
2.675%, 09/01/2041	9,920,000	7,402,751

HumanGood California
Obligated Group
3.000%, 10/01/2028 (d)	6,880,000	6,588,150

Northwell Healthcare, Inc.
3.391%, 11/01/2027	4,652,000	4,385,198

Oglethorpe Power Corp.
6.191%, 01/01/2031	6,445,000	6,718,159

Orlando Health Obligated Group
2.891%, 10/01/2035	1,000,000	835,945

Penn State Health
3.806%, 11/01/2049	3,500,000	2,906,972

Piedmont Healthcare, Inc.
2.044%, 01/01/2032	12,725,000	10,309,289

Sutter Health
2.294%, 08/15/2030	8,553,000	7,256,537

Toledo Hospital
6.015%, 11/15/2048	6,980,000	7,159,282

Hotels, Restaurants
& Leisure – 0.36%

New Red Finance, Inc.
3.875%, 01/15/2028	1,000,000	890,340
3.500%, 02/15/2029	2,250,000	1,938,634

Papa John’s International, Inc.
3.875%, 09/15/2029	10,274,000	8,798,037

YMCA of Greater New York
2.303%, 08/01/2026	5,730,000	5,207,705

Yum! Brands, Inc.
4.750%, 01/15/2030	3,600,000	3,285,306

Household Durables – 0.73%

Ashton Woods USA, LLC
4.625%, 04/01/2030	7,600,000	6,005,677

Century Communities, Inc.
3.875%, 08/15/2029	3,925,000	3,174,677

KB Home
4.800%, 11/15/2029	8,222,000	7,082,579
7.250%, 07/15/2030	1,000,000	961,875

LGI Homes, Inc.
4.000%, 07/15/2029	6,000,000	4,688,010

M/I Homes, Inc.
3.950%, 02/15/2030	5,611,000	4,519,326

Meritage Homes Corp.
3.875%, 04/15/2029	4,500,000	3,829,927

Tempur Sealy International, Inc.
3.875%, 10/15/2031	13,151,000	10,142,215

Insurance – 0.94%

Metropolitan Life Global Funding I
2.400%, 01/11/2032	20,000,000	16,786,597

New York Life Global Funding
1.850%, 08/01/2031	10,000,000	8,121,955

Northwestern Mutual
Global Funding
1.700%, 06/01/2028	10,000,000	8,761,638

Pacific Life Global Funding II
2.450%, 01/11/2032	14,000,000	11,597,883

RGA Global Funding
2.700%, 01/18/2029	7,750,000	6,803,003

IT Services – 0.25%

Gartner, Inc.
3.625%, 06/15/2029	10,378,000	8,938,934

Global Payments, Inc.
5.300%, 08/15/2029	5,000,000	4,960,459

Machinery – 0.18%

Allison Transmission, Inc.
3.750%, 01/30/2031	12,165,000	9,857,604

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

PERFORMANCE TRUST STRATEGIC BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2022

	PRINCIPAL
	AMOUNT	VALUE

Media – 0.39%

CCO Holdings Capital Corp.
4.750%, 02/01/2032	$9,312,000	$7,719,369
4.250%, 01/15/2034	11,250,000	8,579,362

Sirius XM Radio, Inc.
3.875%, 09/01/2031	6,500,000	5,256,680

Mortgage Real Estate
Investment Trusts (REITs) – 0.22%

Arbor Realty SR, Inc.
5.000%, 12/30/2028	5,000,000	4,288,214

Arbor Realty Trust, Inc.
4.750%, 10/15/2024	4,000,000	3,793,002
4.500%, 03/15/2027	5,000,000	4,366,570

Pharmaceuticals – 0.60%

Bristol-Myers Squibb Co.
4.125%, 06/15/2039	8,734,000	8,206,815

Johnson & Johnson
5.850%, 07/15/2038	8,180,000	9,465,155

Wyeth, LLC
5.950%, 04/01/2037	13,738,000	15,665,144

Professional Services – 0.33%

Booz Allen Hamilton, Inc.
3.875%, 09/01/2028	12,502,000	11,141,157

Equifax, Inc.
2.350%, 09/15/2031	5,000,000	4,044,331

Science Applications
International Corp.
4.875%, 04/01/2028	3,354,000	3,106,891

Road & Rail – 0.17%

ERAC USA Finance, LLC
7.000%, 10/15/2037	8,316,000	9,451,749

Software – 0.52%

Open Text Corp.
3.875%, 12/01/2029	8,830,000	7,138,369

Open Text Holdings, Inc.
4.125%, 12/01/2031	6,250,000	4,947,906

Oracle Corp.
2.300%, 03/25/2028	10,000,000	8,717,584
3.850%, 07/15/2036	10,200,000	8,188,006

Specialty Retail – 0.86%

Asbury Automotive Group, Inc.
5.000%, 02/15/2032	5,800,000	4,853,498

Group 1 Automotive, Inc.
4.000%, 08/15/2028	13,317,000	11,399,419

Home Depot, Inc.
5.400%, 09/15/2040	5,000,000	5,339,781

Lithia Motors, Inc.
4.625%, 12/15/2027	4,300,000	3,988,164
3.875%, 06/01/2029	7,150,000	6,092,515
4.375%, 01/15/2031	4,000,000	3,525,540

O’Reilly Automotive, Inc.
4.700%, 06/15/2032	5,000,000	4,971,108

Penske Automotive Group, Inc.
3.750%, 06/15/2029	8,950,000	7,582,440

Technology Hardware,
Storage & Peripherals – 0.18%

Dell International, LLC
5.300%, 10/01/2029	10,100,000	10,038,055

Trading Companies
& Distributors – 0.16%

United Rentals North America, Inc.
3.750%, 01/15/2032	10,500,000	8,747,027

Wireless Telecommunication

Services – 0.18%

T-Mobile USA, Inc.
2.625%, 02/15/2029	11,689,000	10,095,831

TOTAL CORPORATE BONDS
(Cost $1,400,149,638)		1,229,516,844

NON-AGENCY RESIDENTIAL MORTGAGE BACKED SECURITIES – 10.50%

Adjustable Rate Mortgage Trust
2005-3, 2.920%, 07/25/2035 (f)	285,962	286,580
2005-10, 3.426%, 01/25/2036 (f)	5,315,363	4,366,968
2006-2, 3.225%, 05/25/2036 (f)	912,791	837,363

Alternative Loan Trust
2004-28CB, 5.000%,
01/25/2020 (g)	127,195	94,400
2006-J3, 5.750%, 05/25/2026	543,157	513,633
2004-27CB, 6.000%, 12/25/2034	1,032,104	954,553
2004-28CB, 6.000%, 01/25/2035	305,795	287,449
2005-6CB, 5.750%, 04/25/2035	1,974,708	1,788,720
2005-6CB, 7.500%, 04/25/2035	231,554	211,555
2005-13CB, 2.944%
(1 Month LIBOR USD + 0.500%),
05/25/2035 (b)	969,975	803,251
2005-9CB, 2.944%
(1 Month LIBOR USD + 0.500%),
05/25/2035 (b)	2,114,424	1,907,895
2005-9CB, 6.000%, 05/25/2035	7,212,577	4,167,554
2005-21CB, 5.250%, 06/25/2035	2,830,040	2,325,669
2005-21CB, 6.000%, 06/25/2035	1,707,871	1,450,855
2005-J6, 2.944%
(1 Month LIBOR USD + 0.500%),
07/25/2035 (b)	2,781,141	2,367,270
2005-20CB, 5.500%, 07/25/2035	1,051,165	866,329

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

PERFORMANCE TRUST STRATEGIC BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2022

	PRINCIPAL
	AMOUNT	VALUE

Alternative Loan Trust (Cont.)
2005-43, 4.257%, 09/25/2035 (f)	$183,963	$164,672
2005-63, 2.838%, 11/25/2035 (f)	899,715	814,739
2005-54CB, 5.500%, 11/25/2035	590,179	378,423
2005-J13, 5.500%, 11/25/2035	543,049	413,302
2005-65CB, 0.000%,
12/25/2035 (d)(h)	750,510	370,529
2005-65CB, 5.500%, 01/25/2036	108,075	80,875
2005-75CB, 5.500%, 01/25/2036	1,361,693	1,046,058
2005-73CB, 5.750%, 01/25/2036	363,993	231,364
2005-86CB, 5.500%, 02/25/2036	136,426	93,470
2005-86CB, 5.500%, 02/25/2036	984,483	674,509
2005-80CB, 6.000%, 02/25/2036	4,580,330	4,406,908
2006-6CB, 5.500%, 05/25/2036	101,919	88,575
2006-12CB, 5.750%
(1 Month LIBOR USD + 5.750%),
05/25/2036 (b)	569,427	329,864
2006-14CB, 6.000%, 06/25/2036	2,462,920	1,572,084
2006-16CB, 6.000%, 06/25/2036	898,187	591,835
2006-16CB, 6.000%, 06/25/2036	1,034,631	681,770
2006-16CB, 6.000%, 06/25/2036	394,730	260,107
2006-19CB, 2.844%
(1 Month LIBOR USD + 0.400%),
08/25/2036 (b)	674,890	344,185
2006-24CB, 5.750%, 08/25/2036	2,525,949	1,590,848
2006-24CB, 5.750%, 08/25/2036	4,071,888	2,564,484
2006-19CB, 6.000%, 08/25/2036	3,931,976	2,623,394
2006-19CB, 6.000%, 08/25/2036	227,819	151,890
2006-19CB, 6.000%
(1 Month LIBOR USD + 1.000%),
08/25/2036 (b)	2,573,029	1,716,253
2006-19CB, 6.000%
(1 Month LIBOR USD + 1.000%),
08/25/2036 (b)	1,014,498	676,628
2006-23CB, 6.000%, 08/25/2036	632,262	603,169
2006-23CB, 6.500%, 08/25/2036	5,681,216	2,309,691
2006-J6, 6.000%, 09/25/2036	2,760,226	1,662,875
2006-J6, 6.000%, 09/25/2036	2,049,122	1,234,476
2006-26CB, 6.250%, 09/25/2036	5,570,117	3,310,175
2006-J5, 6.500%, 09/25/2036	1,972,367	1,251,515
2006-J5, 6.500%, 09/25/2036 (d)	9,548,395	6,058,693
2006-31CB, 5.750%, 11/25/2036	2,000,979	1,300,914
2006-31CB, 6.000%, 11/25/2036	221,819	147,372
2006-30T1, 6.500%,
11/25/2036 (d)	8,342,217	3,247,250
2006-39CB, 6.000%, 01/25/2037	2,486,595	2,233,986
2006-41CB, 6.000%, 01/25/2037	542,260	349,411
2007-2CB, 5.750%, 03/25/2037	5,697,923	3,457,937
2007-4CB, 5.750%, 04/25/2037	1,191,015	1,057,815
2007-4CB, 5.750%, 04/25/2037	1,583,371	1,406,291
2007-8CB, 5.500%, 05/25/2037	5,938,141	3,653,873
2007-8CB, 6.000%, 05/25/2037	802,351	519,482
2007-J2, 6.000%, 07/25/2037	4,314,802	4,023,470
2008-2R, 6.000%, 08/25/2037 (f)	7,022,981	3,927,355
2007-23CB, 6.000%, 09/25/2037	4,435,993	2,762,980
2007-13, 6.000%, 06/25/2047	2,582,438	1,559,133

American Home
Mortgage Investment Trust
2006-2, 6.750%, 06/25/2036 (i)	2,747,648	532,332

Banc of America
Alternative Loan Trust
2005-11, 5.750%, 12/25/2035	725,371	644,885
2005-11, 5.750%, 12/25/2035	118,254	105,133
2006-9, 2.844%
(1 Month LIBOR USD + 0.400%),
01/25/2037 (b)	938,677	727,921
2006-9, 6.000%, 01/25/2037	192,495	171,409
2006-4, 6.000%, 05/25/2046	975,050	878,685
2006-4, 6.500%, 05/25/2046	589,287	535,155
2006-4, 6.500%, 05/25/2046	1,162,604	1,034,675
2006-5, 6.000%, 06/25/2046	285,778	259,738
2006-6, 6.000%, 07/25/2046	1,150,244	1,008,427

Banc of America Funding Trust
2003-3, 5.500%, 10/25/2033	222,182	211,087
2004-1, 6.000%, 02/25/2034	590,693	582,571
2004-1, 6.000%, 03/25/2034	3,639,840	3,676,559
2004-B, 2.398%, 11/20/2034 (f)	2,054,932	1,970,259
2007-4, 5.500%, 11/25/2034	259,796	241,264
2005-3, 5.500%, 06/25/2035	83,154	80,285
2014-R3, 3.133%,
06/26/2035 (a)(f)	1,615,478	1,592,816
2014-R3, 3.253%,
06/26/2035 (a)(f)	3,103,499	2,973,255
2005-4, 5.500%, 08/25/2035	36,977	36,059
2005-5, 5.500%, 09/25/2035	162,686	158,341
2005-5, 5.500%, 09/25/2035	1,681,917	1,629,812
2005-7, 5.500%, 11/25/2035	3,175,670	2,925,714
2005-7, 5.750%, 11/25/2035	4,019	3,978
2005-7, 6.000%, 11/25/2035	19,989	19,505
2005-8, 5.750%, 01/25/2036	2,004,553	1,854,908
2006-B, 2.673%, 03/20/2036 (f)	635,169	549,719
2006-F, 3.488%, 07/20/2036 (f)	6,632,846	5,916,557
2006-5, 5.750%, 09/25/2036	337,227	311,646
2006-7, 6.000%, 09/25/2036	512,562	448,249
2006-I, 2.524%, 12/20/2036 (f)	2,539,652	2,448,075
2006-I, 2.524%, 12/20/2036 (f)	441,761	418,640
2006-I, 3.012%, 12/20/2036 (f)	590,311	583,069
2007-1, 6.689%, 01/25/2037 (i)	759,300	701,771
2007-2, 2.504%
(1 Month LIBOR USD + 0.060%),
03/25/2037 (b)	386,937	374,924

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

PERFORMANCE TRUST STRATEGIC BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2022

	PRINCIPAL
	AMOUNT	VALUE

Banc of America Funding Trust (Cont.)
2007-3, 3.304%
(1 Month LIBOR USD + 0.860%),
04/25/2037 (b)	$923,037	$892,540
2007-6, 2.724%
(1 Month LIBOR USD + 0.280%),
07/25/2037 (b)	4,307,745	4,002,585
2007-6, 2.734%
(1 Month LIBOR USD + 0.290%),
07/25/2037 (b)	1,043,705	970,672
2007-5, 5.500%, 07/25/2037	1,402,624	1,157,190
2010-R3, 6.000%
09/26/2037 (a)(f)	6,462,751	6,193,906
2006-J, 3.510%, 01/20/2047 (f)	124,262	117,140

Banc of America Mortgage Trust
2005-A, 2.541%, 02/25/2035 (f)	1,428,070	1,433,615
2005-F, 3.942%, 07/25/2035 (f)	788,603	744,033
2007-1, 6.000%, 03/25/2037	1,629,458	1,385,054
2006-B, 2.619%, 10/20/2046 (f)	433,186	403,411

BCAP LLC Trust
2007-AA2, 7.500%,
04/25/2037 (j)	302,344	194,173

Bear Stearns ALT-A Trust
2006-6, 3.515%, 11/25/2036 (f)	825,938	441,474

Bear Stearns ARM Trust
2004-12, 2.857%, 02/25/2035 (f)	47,265	45,771

Bear Stearns Asset
Backed Securities I Trust
2005-AC5, 3.444%
(1 Month LIBOR USD + 1.000%),
08/25/2035 (b)	538,193	383,536
2006-AC4, 2.694%
(1 Month LIBOR USD + 0.250%),
07/25/2036 (b)	3,238,230	2,763,307
2006-AC4, 25.661%
(1 Month LIBOR USD + 36.250%),
07/25/2036 (b)(d)(j)	748,327	793,762

Charlie Mac Trust
2004-2, 6.000%, 10/25/2034	3,476	3,371

Chase Funding Trust
2004-1, 3.194%
(1 Month LIBOR USD + 0.750%),
09/25/2033 (b)	68,069	67,962

Chase Mortgage Finance Trust
2005-S2, 5.500%, 10/25/2035	645,314	614,802
2005-S3, 5.500%, 11/25/2035	5,563,425	4,451,112
2005-A1, 2.943%, 12/25/2035 (f)	810,042	769,238
2005-A1, 2.943%, 12/25/2035 (f)	844,503	801,962
2006-S3, 6.000%, 11/25/2036	6,916,491	3,636,219
2006-S4, 6.000%, 12/25/2036	1,226,693	654,149
2006-S4, 6.000%, 12/25/2036	3,958,334	2,110,831
2007-S1, 6.000%, 02/25/2037	4,037,332	1,881,285
2007-S3, 5.750%, 05/25/2037	696,121	371,737
2007-S3, 6.000%, 05/25/2037	2,121,079	1,153,460
2007-A2, 3.337%, 07/25/2037 (f)	890,162	803,380

ChaseFlex Trust
2005-1, 5.500%, 02/25/2035	307,565	266,264
2006-2, 6.170%, 09/25/2036 (f)	2,514,153	2,297,416
2007-M1, 4.149%, 08/25/2037 (i)	1,433,385	1,239,759

CHL Mortgage
Pass-Through Trust
2005-20, 5.250%, 12/25/2027	19,810	13,708
2003-42, 2.254%, 10/25/2033 (f)	916,842	874,203
2003-44, 5.000%, 10/25/2033	261,000	259,708
2004-4, 5.500%, 05/25/2034	434,389	405,122
2004-14, 4.269%, 08/25/2034 (f)	2,260,841	2,165,121
2004-21, 4.000%, 11/25/2034	522,919	494,423
2004-24, 5.500%, 12/25/2034	2,473,995	2,304,555
2004-J9, 5.500%, 01/25/2035	502,396	488,576
2004-HYB5, 3.068%,
04/20/2035 (f)	591,982	596,884
2005-HYB2, 2.950%,
05/20/2035 (f)	774,727	754,297
2005-13, 5.500%, 06/25/2035	1,687,245	1,120,824
2005-J3, 5.500%, 09/25/2035	71,047	64,341
2005-27, 5.500%, 12/25/2035	508,884	245,728
2005-27, 5.500%, 12/25/2035	1,007,303	811,831
2005-31, 2.878%, 01/25/2036 (f)	872,838	814,195
2005-30, 5.500%, 01/25/2036	66,955	47,123
2005-HY10, 3.186%, 02/20/2036 (f)	46,449	38,582
2005-HY10, 3.231%, 02/20/2036 (f)	1,635,394	1,567,397
2005-HY10, 3.237%, 02/20/2036 (f)	112,408	93,042
2006-6, 6.000%, 04/25/2036	645,609	389,389
2006-9, 6.000%, 05/25/2036	1,149,104	624,182
2006-J4, 6.250%, 09/25/2036	96,095	45,681
2006-16, 6.500%, 11/25/2036	514,338	229,396
2006-17, 6.000%
(1 Month LIBOR USD + 0.550%),
12/25/2036 (b)	2,976,069	1,500,230
2006-17, 6.000%, 12/25/2036	2,200,469	1,072,532
2006-18, 6.000%, 12/25/2036	279,372	182,694
2006-21, 5.750%, 02/25/2037	1,235,183	681,962
2006-21, 6.000%, 02/25/2037	2,852,205	1,617,974
2006-21, 6.000%, 02/25/2037	651,223	369,420
2007-1, 6.000%, 03/25/2037	2,028,974	1,135,890
2007-5, 5.500%, 05/25/2037	791,868	467,172
2007-5, 5.750%, 05/25/2037	5,636,931	3,393,480
2007-5, 5.750%, 05/25/2037	860,726	518,164
2007-5, 5.750%, 05/25/2037	1,660,894	999,872
2007-10, 6.000%, 07/25/2037	1,801,765	1,024,320
2007-J2, 6.000%, 07/25/2037	2,956,117	1,347,008

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

PERFORMANCE TRUST STRATEGIC BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2022

	PRINCIPAL
	AMOUNT	VALUE

CHL Mortgage
Pass-Through Trust (Cont.)
2007-J2, 6.000%, 07/25/2037	$190,918	$86,995
2007-HY5, 3.902%, 09/25/2037 (f)	1,916,623	1,787,172
2007-HY6, 3.412%, 11/25/2037 (f)	263,492	239,142
2007-HY5, 3.859%, 09/25/2047 (f)	5,576,767	4,645,376

Citicorp Mortgage Securities Trust
2006-3, 5.500%, 06/25/2021 (g)	50,926	35,992
2006-1, 6.000%, 02/25/2036	82,448	78,786
2006-3, 5.750%, 06/25/2036	358,054	325,692
2006-3, 6.000%, 06/25/2036	1,255,849	1,152,453
2006-3, 6.250%, 06/25/2036	786,267	727,832
2006-7, 6.000%, 12/25/2036	2,861,532	2,506,342
2007-3, 5.500%, 04/25/2037	38,111	36,038
2007-3, 6.000%, 04/25/2037	519,054	487,154

Citigroup Mortgage Loan Trust
2004-2, 9.250%, 08/25/2033 (a)	14,474	14,308
2004-HYB3, 3.386%,
09/25/2034 (f)	481,549	461,340
2005-WF1, 5.330%, 11/25/2034 (i)	2,742,380	2,696,970
2005-1, 2.511%, 04/25/2035 (f)	341,027	326,485
2005-2, 2.883%, 05/25/2035 (f)	403,250	394,576
2005-5, 6.000%, 08/25/2035	1,951,993	1,830,409
2005-7, 2.749%, 09/25/2035 (f)	415,152	373,564
2005-10, 2.989%, 12/25/2035 (f)	1,148,922	802,395
2006-WF1, 5.040%, 03/25/2036 (i)	27,232,930	15,105,595
2006-AR7, 3.389%, 11/25/2036 (f)	1,468,952	1,374,137
2007-AR4, 3.327%, 03/25/2037 (f)	1,030,995	929,294

CitiMortgage Alternative Loan Trust
2006-A2, 3.044%
(1 Month LIBOR USD + 0.600%),
05/25/2036 (b)	422,371	373,845
2006-A4, 6.000%, 09/25/2036	1,032,218	905,343
2007-A1, 6.000%, 01/25/2037	1,541,775	1,384,411
2007-A1, 6.000%, 01/25/2037	2,477,763	2,224,866

Credit Suisse First Boston
Mortgage Securities Corp.
2005-8, 7.000%, 09/25/2035	2,699,175	1,500,176

CSFB Mortgage-Backed
Pass-Through Certificates
2004-8, 5.500%, 12/25/2034	145,170	141,655
2005-3, 5.500%, 07/25/2035	542,738	536,062
2005-9, 5.500%, 10/25/2035	565,755	332,754
2005-10, 5.500%, 11/25/2035	430,588	348,420
2005-10, 5.500%, 11/25/2035	1,697,318	1,373,436
2005-10, 6.000%, 11/25/2035	818,286	284,009

CSMC Mortgage-Backed Trust
2006-CF1, 5.500%,
11/25/2035 (a)(i)	2,565,000	2,310,659
2006-1, 5.500%, 02/25/2036	304,781	281,780
2006-1, 5.500%, 02/25/2036	31,374	29,048
2006-2, 5.750%, 03/25/2036	560,915	406,790
2006-2, 6.000%, 03/25/2036	4,205,104	2,085,938
2006-4, 6.000%, 05/25/2036	520,344	333,995
2006-4, 7.000%, 05/25/2036	505,858	97,214
2011-12R, 3.498%
07/27/2036 (a)(f)	1,050,935	1,053,309
2006-7, 6.000%, 08/25/2036	741,070	626,453
2007-2, 5.500%, 03/25/2037	1,361,430	830,213
2007-3, 5.500%, 04/25/2037	305,199	261,263
2007-3, 5.500%, 04/25/2037	426,978	365,510
2013-2R, 3.136%
05/27/2037 (a)(f)	1,988,399	1,365,203

Deutsche Alt-A Securities, Inc.
Mortgage Loan Trust
2005-3, 2.944%
(1 Month LIBOR USD + 0.500%),
05/25/2035 (b)	1,189,795	1,141,628
2005-6, 5.500%, 12/25/2035	1,509,539	1,301,561

Deutsche Alt-B Securities, Inc.
Mortgage Loan Trust
2006-AB4, 2.544%
(1 Month LIBOR USD + 0.100%),
10/25/2036 (b)	476,380	407,827

DFC HEL Trust
2001-1, 4.041%
(1 Month LIBOR USD + 1.650%),
08/15/2031 (b)	1,469,777	1,468,539

Equity One Mortgage
Pass-Through Trust
2003-1, 4.860%, 08/25/2033 (f)	535,378	522,894
2003-3, 4.868%, 12/25/2033 (f)	1,318,929	1,235,975

Fannie Mae Connecticut
Avenue Securities
2015-C03, 7.444%
(1 Month LIBOR USD + 5.000%),
07/25/2025 (b)	2,747,359	2,798,703
2016-C01, 9.394%
(1 Month LIBOR USD + 6.950%),
08/25/2028 (b)	1,462,627	1,518,973
2017-C05, 6.044%
(1 Month LIBOR USD + 3.600%),
01/25/2030 (b)	6,599,636	6,676,127
2018-C03, 6.194%
(1 Month LIBOR USD + 3.750%),
10/25/2030 (b)	5,000,000	5,035,559
2021-R02, 4.183%
(SOFR30A + 2.000%),
11/25/2041 (a)(b)	2,250,000	2,124,361

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

PERFORMANCE TRUST STRATEGIC BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2022

	PRINCIPAL
	AMOUNT	VALUE

First Horizon Alternative
Mortgage Securities Trust
2005-FA11, 5.250%,
02/25/2021 (g)	$698	$—
2006-FA6, 5.750%, 11/25/2021 (g)	985	755
2004-AA6, 3.221%, 01/25/2035 (f)	286,770	285,246
2004-AA7, 3.617%, 02/25/2035 (f)	869,217	837,677
2005-AA5, 3.329%, 07/25/2035 (f)	1,440,242	1,346,961
2005-AA7, 3.722%, 09/25/2035 (f)	1,517,099	1,368,486
2005-FA8, 5.500%, 11/25/2035	1,213,369	714,998
2006-FA1, 5.750%, 04/25/2036	1,967,083	1,084,775
2006-FA2, 6.000%, 05/25/2036	2,306,438	1,186,826
2006-FA2, 6.000%, 05/25/2036	1,464,016	753,340
2006-FA6, 6.000%, 11/25/2036	969,170	387,562
2006-FA6, 6.250%, 11/25/2036	1,228,482	503,616
2006-FA6, 6.250%, 11/25/2036	6,469,632	3,524,583
2007-AA1, 3.104%, 05/25/2037 (f)	2,419,139	1,809,488
2007-FA4, 6.250%, 08/25/2037	1,864,285	918,739

First Horizon Mortgage
Pass-Through Trust
2005-AR3, 3.890%, 08/25/2035 (f)	1,328,311	1,297,249
2006-AR4, 2.916%, 01/25/2037 (f)	2,439,403	1,641,856
2006-4, 5.750%, 02/25/2037	953,213	313,830
2006-4, 6.000%, 02/25/2037	577,204	197,428
2007-AR1, 2.846%, 05/25/2037 (f)	496,819	225,622
2007-AR2, 3.546%, 08/25/2037 (f)	2,286,116	809,785

Freddie Mac STACR REMIC Trust
2021-HQA1, 4.433%
(SOFR30A + 2.250%),
08/25/2033 (a)(b)	5,855,000	5,642,598
2021-DNA5, 5.233%
(SOFR30A + 3.050%),
01/25/2034 (a)(b)	7,759,414	7,181,422
2021-DNA7, 3.983%
(SOFR30A + 1.800%),
11/25/2041 (a)(b)	7,750,000	7,297,498

Freddie Mac Structured Agency
Credit Risk Debt Notes
2018-DNA2, 6.144%
(1 Month LIBOR USD + 3.700%),
12/25/2030 (a)(b)	5,000,000	4,975,968
2022-DNA1, 4.033%
(SOFR30A + 1.850%),
01/25/2042 (a)(b)	6,800,000	6,527,890
2022-DNA1, 4.683%
(SOFR30A + 2.500%),
01/25/2042 (a)(b)	9,000,000	8,236,323
2018-HRP2, 6.644%
(1 Month LIBOR USD + 4.200%),
02/25/2047 (a)(b)	10,000,000	10,047,716
2020-DNA5, 6.983%
(SOFR30A + 4.800%),
10/25/2050 (a)(b)	10,606,000	10,814,455

GSAA Home Equity Trust
2005-1, 6.260%, 11/25/2034 (i)	2,050,000	1,955,761
2006-15, 6.692%, 09/25/2036 (i)	2,129,678	673,946
2006-18, 6.182%, 11/25/2036 (i)	1,717,821	493,639
2007-7, 2.804%
(1 Month LIBOR USD + 0.360%),
07/25/2037 (b)	856,240	825,298

GSR Mortgage Loan Trust
2005-4F, 6.500%, 05/25/2035 (g)	47,882	47,766
2003-5F, 3.000%, 08/25/2032	899,075	831,456
2004-15F, 6.000%, 12/25/2034	1,134,421	1,005,185
2005-1F, 6.000%, 01/25/2035	14,460	13,372
2005-AR4, 3.652%, 07/25/2035 (f)	169,206	154,913
2005-7F, 6.000%, 09/25/2035	21,207	20,597
2005-AR5, 3.755%, 10/25/2035 (f)	591,390	563,098
2005-AR7, 2.843%, 11/25/2035 (f)	459,063	433,653
2006-2F, 5.750%, 02/25/2036	473,758	430,782

HarborView Mortgage Loan Trust
2006-6, 3.304%, 08/19/2036 (f)	2,374,820	1,982,259

Home Partners of America Trust
2019-1, 2.908%, 09/17/2039 (a)	2,387,230	2,222,915
2019-2, 2.703%, 10/19/2039 (a)	3,300,507	3,006,268

Impac CMB Trust
2005-5, 2.944%
(1 Month LIBOR USD + 0.250%),
08/25/2035 (b)	443,925	409,952

Impac Secured Assets
CMN Owner Trust
2002-2, 6.500%, 04/25/2033	1,030,274	988,463
2004-2, 6.400%, 08/25/2034 (i)	194,914	190,175

IndyMac IMSC Mortgage Loan Trust
2007-AR1, 3.071%, 06/25/2037 (f)	368,722	269,653

IndyMac INDA Mortgage Loan Trust
2007-AR1, 3.007%, 03/25/2037 (f)	326,386	278,528

IndyMac INDX Mortgage Loan Trust
2004-AR4, 3.694%, 08/25/2034 (f)	2,527,767	2,440,890
2004-AR11, 2.497%, 12/25/2034 (f)	933,023	919,568
2005-AR3, 2.766%, 04/25/2035 (f)	885,817	838,351
2005-AR9, 3.530%, 07/25/2035 (f)	3,045,377	1,911,379
2005-AR23, 2.906%, 11/25/2035 (f)	627,459	574,695
2005-AR23, 2.929%, 11/25/2035 (f)	1,088,588	995,641
2005-AR25, 3.039%, 12/25/2035 (f)	1,891,632	1,285,809
2005-AR35, 2.976%, 02/25/2036 (f)	1,246,208	1,069,599
2006-AR3, 3.008%, 03/25/2036 (f)	5,229,624	4,225,094
2006-AR9, 3.075%, 06/25/2036 (f)	1,673,008	1,528,549
2006-AR25, 3.180%, 09/25/2036 (f)	1,258,432	1,160,710
2006-AR25, 3.435%, 09/25/2036 (f)	2,007,123	1,459,805
2006-AR31, 3.018%, 11/25/2036 (f)	4,166,813	3,885,487

Jefferies Resecuritization Trust
2009-R1, 2.843%, 11/26/2035 (a)(f)	631,627	602,451

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

PERFORMANCE TRUST STRATEGIC BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2022

	PRINCIPAL
	AMOUNT	VALUE

JP Morgan Alternative Loan Trust
2006-S4, 6.460%, 12/25/2036 (i)	$465,056	$447,347
2008-R4, 6.000%, 12/27/2036 (a)	6,632,773	3,828,468

JP Morgan Mortgage Trust
2005-S3, 5.750%, 01/25/2036	46,739	25,884
2007-A3, 2.841%, 05/25/2037 (f)	2,626,106	2,174,523

JP Morgan Resecuritization Trust
2009-7, 4.946%, 07/27/2037 (a)(f)	25,832	25,767

Lehman Mortgage Trust
2005-2, 5.500%, 12/25/2035	1,484,227	914,288
2005-2, 5.750%, 12/25/2035	530,103	337,742
2005-3, 2.306%
(1 Month LIBOR USD + 4.750%),
01/25/2036 (b)(d)(j)(k)	879,579	94,649
2005-3, 2.944%
(1 Month LIBOR USD + 0.500%),
01/25/2036 (b)	879,579	415,836
2005-3, 5.500%, 01/25/2036	221,079	135,208
2006-1, 5.500%, 02/25/2036	372,212	222,396
2006-3, 6.000%, 07/25/2036	3,228,165	1,869,670
2006-3, 6.000%, 07/25/2036	7,141,797	4,133,485
2007-4, 5.750%, 05/25/2037	1,041,939	646,065
2007-4, 5.750%, 05/25/2037	2,276,636	1,411,652
2007-5, 5.750%, 06/25/2037	1,530,826	1,464,571
2007-5, 6.000%, 06/25/2037	2,371,652	776,261
2007-5, 6.000%, 06/25/2037 (d)	6,477,694	2,120,202

MASTR Adjustable
Rate Mortgages Trust
2004-4, 1.931%, 05/25/2034 (f)	92,861	88,360
2005-1, 2.780%, 02/25/2035 (f)	114,703	110,131

MASTR Alternative Loan Trust
2003-5, 5.898%, 08/25/2033 (f)	687,583	471,318
2003-7, 6.250%, 11/25/2033	69,392	66,396
2004-6, 5.500%, 07/25/2034	189,981	178,553
2004-6, 6.000%, 07/25/2034	146,502	141,148
2004-11, 6.500%, 10/25/2034	401,960	394,310
2005-2, 5.500%, 03/25/2035	2,000,000	1,974,963
2005-6, 5.500%, 12/25/2035	330,070	255,810

MASTR Asset Securitization Trust
2002-NC1, 5.594%
(1 Month LIBOR USD + 3.150%),
10/25/2032 (b)	249,559	248,782
2006-1, 2.894%
(1 Month LIBOR USD + 0.450%),
05/25/2036 (b)	600,845	98,034

Merrill Lynch Mortgage
Investors Trust
2006-F1, 6.000%, 04/25/2036	2,093,312	1,175,180

Merrill Lynch Mortgage
Investors Trust MLCC
2004-D, 4.286%
(6 Month LIBOR USD + 0.720%),
09/25/2029 (b)	503,551	483,053

Merrill Lynch Mortgage
Investors Trust MLMI
2005-A5, 3.466%, 06/25/2035 (f)	320,637	309,262
2005-A7, 3.841%, 09/25/2035 (f)	4,065,577	3,475,769

Morgan Stanley
Mortgage Loan Trust
2005-7, 5.500%, 11/25/2035	852,879	817,761
2005-7, 5.500%, 11/25/2035	328,843	293,182
2006-2, 5.467%, 02/25/2036 (f)	1,322,377	857,420
2006-2, 6.500%, 02/25/2036	894,514	497,952
2006-11, 6.000%, 08/25/2036	1,984,925	1,047,266
2006-11, 6.000%, 08/25/2036	1,385,835	1,006,777
2007-8XS, 6.000%, 04/25/2037 (f)	1,326,436	533,797
2007-3XS, 5.763%, 01/25/2047 (i)	6,658,685	2,302,832

Morgan Stanley Reremic Trust
2012-R3, 2.594%
11/26/2036 (a)(f)	956,537	886,127

Nomura Asset Acceptance Corp.
Alternative Loan Trust
2005-WF1, 5.659%, 03/25/2035 (i)	26,909	26,432
2005-AR3, 5.688%, 07/25/2035 (f)	746,974	733,960
2007-1, 5.669%, 03/25/2047 (i)	876,726	796,164
2007-1, 5.995%, 03/25/2047 (i)	1,612,142	1,469,319

Nomura Resecuritization Trust
2014-5R, 5.547%, 06/26/2035 (a)(f)	3,588,211	3,066,121
2011-4RA, 2.768%,
12/26/2036 (a)(f)	5,806,099	5,521,960

Opteum Mortgage Acceptance
Corp. Asset Backed
Pass-Through Certificates
2005-5, 5.850%, 12/25/2035 (f)	96,051	95,248

RAAC Trust
2005-SP1, 6.000%, 09/25/2034	2,788	2,578

RALI Trust
2006-QA1, 5.334%, 01/25/2036 (f)	169,009	163,816
2006-QS1, 5.750%, 01/25/2036	199,193	176,622
2006-QS9, 3.144%
(1 Month LIBOR USD + 0.700%),
07/25/2036 (b)	1,429,956	1,021,472
2006-QS13, 6.000%, 09/25/2036	2,141,333	1,770,185
2006-QS17, 2.794%
(1 Month LIBOR USD + 0.350%),
12/25/2036 (b)	817,732	640,612
2006-QS17, 6.000%, 12/25/2036	324,351	281,734
2007-QS1, 5.750%, 01/25/2037	388,120	321,466

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

PERFORMANCE TRUST STRATEGIC BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2022

	PRINCIPAL
	AMOUNT	VALUE

RALI Trust (Cont.)
2007-QS1, 6.000%, 01/25/2037	$1,204,445	$1,007,409
2007-QS6, 6.000%, 04/25/2037	2,736,502	2,381,456
2007-QS10, 6.500%, 09/25/2037	299,972	254,085

RBSSP Resecuritization Trust
2009-7, 6.000%, 03/26/2036 (a)(f)	3,795,168	2,339,429

Renaissance Home
Equity Loan Trust
2005-1, 5.516%, 05/25/2035 (i)	151,756	151,514

Resecuritization
Pass-Through Trust
2005-8R, 6.000%, 10/25/2034	1,687,074	1,624,623

Residential Asset
Securitization Trust
2003-A9, 4.000%, 08/25/2033	956,006	899,073
2004-R2, 5.500%, 08/25/2034	1,673,890	1,596,191
2005-A5, 5.500%, 05/25/2035	1,069,778	807,894
2005-A11, 4.850%, 10/25/2035	3,539,861	1,768,994
2005-A11, 5.500%, 10/25/2035	248,885	189,160
2005-A11, 6.000%, 10/25/2035	403,046	233,386
2005-A15, 5.750%, 02/25/2036	3,463,718	1,601,493
2006-A5CB, 6.000%, 06/25/2036	2,273,540	1,087,086
2006-A10, 3.094%
(1 Month LIBOR USD + 0.650%),
09/25/2036 (b)	10,202,322	2,639,580
2006-A10, 3.406%
(1 Month LIBOR USD + 5.850%),
09/25/2036 (b)(d)(j)(k)	10,202,322	1,572,495
2006-A15, 3.044%
(1 Month LIBOR USD + 0.600%),
01/25/2037 (b)	16,542,097	4,304,537
2006-A15, 3.206%
(1 Month LIBOR USD + 5.650%),
01/25/2037 (b)(d)(j)(k)	16,542,097	2,498,948

RFMSI Trust
2005-SA4, 3.725%, 09/25/2035 (f)	1,715,118	1,221,646
2005-SA4, 4.019%, 09/25/2035 (f)	1,329,656	932,313
2005-SA4, 4.099%, 09/25/2035 (f)	66,111	63,477
2006-S3, 5.500%, 03/25/2036	1,988,769	1,676,920
2006-S4, 6.000%, 04/25/2036	1,853,333	1,577,495
2006-S5, 6.000%, 06/25/2036	177,124	155,043
2006-S5, 6.000%, 06/25/2036	364,618	319,164
2006-S5, 6.000%, 06/25/2036	1,528,029	1,337,542
2006-S5, 6.000%, 06/25/2036	189,907	163,249
2006-S6, 6.000%, 07/25/2036	110,836	95,477
2006-S6, 6.000%, 07/25/2036	570,607	491,538
2006-S7, 6.250%, 08/25/2036	1,207,879	1,066,523
2006-S7, 6.500%, 08/25/2036	722,144	639,084
2006-S9, 5.750%, 09/25/2036	1,471,845	1,220,136
2007-S1, 6.000%, 01/25/2037	491,873	423,562
2007-S7, 6.000%, 07/25/2037	1,545,130	1,287,100

Specialty Underwriting &
Residential Finance Trust
2006-BC2, 6.350%,
02/25/2037 (i)	808,587	340,001

STARM Mortgage Loan Trust
2007-S1, 3.118%, 01/25/2037 (f)	343,720	271,612
2007-1, 2.313%, 02/25/2037 (f)	4,463,021	3,946,621
2007-2, 2.276%, 04/25/2037 (f)	484,115	242,338

Structured Adjustable Rate
Mortgage Loan Trust
2004-18, 3.162%, 12/25/2034 (f)	484,054	460,207
2005-12, 3.006%, 06/25/2035 (f)	656,131	530,119
2005-21, 3.498%, 11/25/2035 (f)	3,377,564	2,512,248
2006-1, 2.731%, 02/25/2036 (f)	205,403	186,897
2006-1, 3.278%, 02/25/2036 (f)	1,175,147	992,537
2006-4, 3.314%, 05/25/2036 (f)	618,436	450,283
2006-12, 3.785%, 01/25/2037 (f)	590,701	491,394
2007-5, 2.884%
(1 Month LIBOR USD + 0.440%),
06/25/2037 (b)	1,679,482	1,518,410
2007-6, 2.824%
(1 Month LIBOR USD + 0.380%),
07/25/2037 (b)	4,692,540	4,299,244
2007-9, 4.841%
(6 Month LIBOR USD + 1.500%),
10/25/2037 (b)	922,173	867,652

Suntrust Alternative Loan Trust
2005-1F, 5.750%, 12/25/2035	872,301	796,549
2005-1F, 6.000%, 12/25/2035	2,014,331	1,854,319
2005-1F, 6.500%, 12/25/2035	2,031,579	1,876,888

TBW Mortgage-Backed Trust
2006-2, 5.500%, 07/25/2036 (d)	80,750	8,211

Volt, LLC
2021-NPL4, 4.949%,
03/27/2051 (a)(i)	1,650,000	1,499,461

WaMu Mortgage Pass-Through
Certificates Trust
2003-S4, 5.652%, 06/25/2033 (f)	1,950,893	1,830,494
2003-AR10, 2.533%, 10/25/2033 (f)	7,644,568	7,374,169
2004-S2, 6.000%, 06/25/2034	47,400	46,275
2005-AR14, 2.871%, 12/25/2035 (f)	4,855,728	4,699,979
2006-AR10, 3.443%, 09/25/2036 (f)	954,870	819,012
2006-AR16, 2.738%, 12/25/2036 (f)	1,097,278	1,016,562
2007-HY2, 3.338%, 12/25/2036 (f)	13,886,605	13,011,056
2007-HY3, 3.192%, 03/25/2037 (f)	2,273,363	2,136,630
2007-HY5, 3.278%, 05/25/2037 (f)	1,189,514	1,100,193
2007-HY7, 3.390%, 07/25/2037 (f)	207,702	160,384
2006-AR8, 3.686%, 08/25/2046 (f)	1,564,721	1,461,674

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

PERFORMANCE TRUST STRATEGIC BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2022

	PRINCIPAL
	AMOUNT	VALUE

Washington Mutual
Mortgage Pass-Through
Certificates WMALT Trust
2005-1, 6.000%, 03/25/2035	$1,046,570	$959,284
2005-4, 5.500%, 06/25/2035	981,891	890,983
2005-5, 5.500%, 07/25/2035	1,099,544	1,016,123
2005-6, 5.500%, 08/25/2035	2,780,689	2,446,212
2005-6, 5.500%, 08/25/2035	607,895	534,774
2005-6, 5.500%, 08/25/2035	1,189,659	1,057,119
2005-6, 6.500%, 08/25/2035	308,071	278,659
2005-9, 5.500%, 11/25/2035	414,775	369,979
2006-8, 4.174%, 10/25/2036 (i)	2,342,372	960,274
2007-HY1, 2.764%
(1 Month LIBOR USD + 0.320%),
02/25/2037 (b)	1,855,979	1,597,250
2007-HY2, 3.385%, 04/25/2037 (f)	1,193,124	667,366
2007-OC2, 3.064%
(1 Month LIBOR USD + 0.620%),
06/25/2037 (b)	3,184,455	2,999,341
2007-OC1, 2.684%
(1 Month LIBOR USD + 0.240%),
05/26/2037 (b)	3,717,177	3,512,286

Wells Fargo Alternative Loan Trust
2007-PA1, 6.000%, 03/25/2037	853,041	760,490
2007-PA6, 3.396%, 12/28/2037 (f)	3,750,753	3,559,806

Wells Fargo Mortgage
Backed Securities Trust
2004-J, 3.640%, 07/25/2034 (f)	3,455,756	3,250,370
2005-AR14, 4.077%, 08/25/2035 (f)	590,698	574,811
2006-AR1, 2.673%, 03/25/2036 (f)	1,640,769	1,576,022
2006-AR5, 2.735%, 04/25/2036 (f)	2,277,454	2,184,584
2006-AR5, 2.755%, 04/25/2036 (f)	1,559,280	1,494,058
2006-AR19, 2.820%, 12/25/2036 (f)	1,725,516	1,677,117
2007-AR3, 2.801%, 04/25/2037 (f)	742,035	661,305
TOTAL NON-AGENCY RESIDENTIAL
MORTGAGE BACKED SECURITIES
(Cost $696,581,885)		582,620,323

NON-AGENCY COMMERCIAL
MORTGAGE BACKED SECURITIES – 18.34%

225 Liberty Street Trust
2016-225L, 4.803%,
02/10/2036 (a)(f)	4,789,053	4,263,589

Arbor Multifamily
Mortgage Securities Trust
2022-MF4, 1.403%,
02/15/2055 (a)(f)(k)	19,700,000	1,809,766
2022-MF4, 3.403%,
02/15/2055 (a)(f)	7,852,000	6,640,549

BANK
2019-BNK16, 1.103%,
02/15/2052 (f)(k)	78,423,629	3,586,603
2019-BNK17, 0.720%,
04/15/2052 (f)(k)	123,653,000	4,046,779
2019-BNK17, 1.748%,
04/15/2052 (a)(f)(k)	11,541,000	967,032
2019-BNK21, 1.232%,
10/17/2052 (a)(f)(k)	18,699,333	1,172,356
2019-BNK21, 2.808%,
10/17/2052	11,582,000	10,856,547
2019-BNK23, 0.266%,
12/15/2052 (f)(k)	238,421,000	2,918,321
2019-BNK23, 0.811%,
12/15/2052 (f)(k)	85,144,685	3,384,127
2020-BNK29, 0.726%,
11/15/2053 (f)(k)	132,417,000	5,702,392
2020-BNK29, 2.500%,
11/15/2053 (a)	1,250,000	880,592
2020-BNK29, 3.134%,
11/15/2053 (f)	1,170,000	926,239
2020-BNK30, 2.500%,
12/15/2053 (a)(f)	5,550,000	3,923,308
2020-BNK30, 2.757%,
12/15/2053 (f)	2,450,000	1,889,963
2021-BNK31, 1.739%,
02/15/2054	7,250,000	6,341,294
2021-BNK32, 2.332%,
04/15/2054	10,727,500	9,613,534
2021-BNK32, 2.500%,
04/15/2054 (a)	5,000,000	3,431,549
2019-BNK20, 2.933%,
09/15/2062	2,100,000	1,975,362
2019-BNK24, 0.303%,
11/15/2062 (f)(k)	174,693,000	2,379,004
2020-BNK25, 0.997%,
01/15/2063 (f)(k)	108,835,348	5,406,037
2020-BNK26, 0.716%,
03/15/2063 (f)(k)	226,593,000	8,682,636
2020-BNK28, 1.088%,
03/15/2063 (f)(k)	29,969,467	1,891,406
2020-BNK26, 2.041%,
03/15/2063	5,200,000	4,687,400
2021-BNK34, 1.087%,
06/15/2063 (f)(k)	95,726,145	5,763,403
2021-BNK34, 2.754%,
06/15/2063 (f)	8,000,000	6,565,478
2022-BNK40, 2.500%,
03/15/2064 (a)	2,470,000	1,669,528
2021-BNK33, 2.218%,
05/15/2064	12,599,000	11,212,543

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

PERFORMANCE TRUST STRATEGIC BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2022

	PRINCIPAL
	AMOUNT	VALUE

BANK (Cont.)
2021-BNK35, 1.154%,
06/15/2064 (f)(k)	$48,678,313	$3,107,219
2021-BNK35, 2.067%,
06/15/2064	10,400,000	9,123,686
2021-BNK35, 2.902%,
06/15/2064 (f)	7,650,000	5,980,098
2021-BNK36, 1.021%,
09/15/2064 (f)(k)	93,845,155	4,794,042
2021-BNK36, 2.283%,
09/15/2064	12,250,000	10,911,281
2021-BNK37, 2.487%,
11/15/2064	14,400,000	12,909,276

Barclays Commercial
Mortgage Trust
2019-C3, 0.933%,
05/15/2052 (f)(k)	56,340,000	2,497,259
2019-C4, 1.276%,
08/15/2052 (f)(k)	43,170,000	2,748,604
2019-C5, 0.500%,
11/15/2052 (f)(k)	174,774,000	3,561,649
2019-C5, 1.480%,
11/15/2052 (a)(f)(k)	12,996,000	952,602

BBCMS Mortgage Trust
2020-C6, 0.790%,
02/15/2053 (f)(k)	59,000,000	2,556,854
2020-C6, 1.165%,
02/15/2053 (f)(k)	93,159,998	5,249,743
2020-C7, 1.100%,
04/15/2053 (f)(k)	17,140,000	1,069,862
2020-C7, 1.738%,
04/15/2053 (f)(k)	22,021,171	1,725,070
2021-C9, 1.118%,
02/15/2054 (f)(k)	68,467,000	4,614,826
2021-C9, 1.960%, 02/15/2054	10,000,000	8,872,407
2021-C9, 2.534%, 02/15/2054	8,500,000	7,047,897
2021-C10, 1.146%,
07/15/2054 (f)(k)	73,112,500	5,201,128
2021-C10, 1.424%,
07/15/2054 (f)(k)	65,364,545	5,088,597
2021-C10, 2.268%, 07/15/2054	10,000,000	8,901,078
2021-C11, 1.083%,
09/15/2054 (f)(k)	29,540,000	2,061,780
2021-C12, 0.712%,
11/15/2054 (f)(k)	59,992,000	2,766,495
2021-C12, 1.075%,
11/15/2054 (f)(k)	101,780,083	6,125,787
2021-C12, 2.500%,
11/15/2054 (a)	4,750,000	3,185,044
2021-C12, 2.542%, 11/15/2054	12,000,000	10,750,568
2021-C12, 2.758%, 11/15/2054	9,000,000	7,244,208
2022-C14, 0.374%,
02/15/2055 (f)(k)	166,823,000	4,163,302
2022-C14, 0.853%,
02/15/2055 (f)(k)	100,240,222	4,666,874
2022-C15, 1.459%,
04/15/2055 (a)(f)(k)	25,000,000	2,493,485
2022-C17, 1.152%,
09/15/2055 (f)(k)	65,310,000	5,652,816

Benchmark Mortgage Trust
2019-B9, 1.201%,
03/15/2052 (f)(k)	29,617,462	1,511,503
2019-B9, 2.168%,
03/15/2052 (a)(f)(k)	11,513,000	1,175,622
2019-B12, 0.541%,
08/15/2052 (a)(f)(k)	93,260,000	2,184,793
2020-B16, 0.302%,
02/15/2053 (a)(f)(k)	70,467,000	1,080,463
2020-B16, 1.046%,
02/15/2053 (f)(k)	102,902,776	5,352,478
2020-B20, 0.696%,
10/15/2053 (f)(k)	79,394,000	2,915,689
2020-B21, 1.798%, 12/17/2053	5,966,000	5,250,766
2020-B22, 1.731%, 01/15/2054	2,490,000	2,160,625
2021-B23, 1.012%,
02/15/2054 (a)(f)(k)	105,441,000	6,539,029
2021-B23, 1.380%,
02/15/2054 (f)(k)	125,664,051	9,127,621
2021-B23, 1.766%, 02/15/2054	5,000,000	4,365,184
2021-B24, 0.708%,
03/15/2054 (f)(k)	99,123,000	4,226,525
2021-B24, 1.270%,
03/15/2054 (f)(k)	66,615,358	4,360,708
2021-B24, 2.256%, 03/15/2054	5,400,000	4,813,965
2021-B25, 0.780%,
04/15/2054 (f)(k)	93,350,000	4,445,906
2021-B25, 1.224%,
04/15/2054 (f)(k)	79,358,356	5,342,270
2021-B26, 1.481%,
06/15/2054 (a)(f)(k)	10,836,000	1,005,992
2021-B26, 2.000%, 06/15/2054 (a)	2,250,000	1,463,692
2021-B26, 2.688%, 06/15/2054 (f)	6,000,000	4,828,675
2021-B27, 1.385%,
07/15/2054 (f)(k)	100,667,621	7,733,367
2021-B27, 1.604%,
07/15/2054 (a)(f)(k)	21,507,000	2,189,606
2021-B27, 2.000%, 07/15/2054 (a)	5,000,000	3,239,124
2021-B27, 2.355%, 07/15/2054	6,000,000	4,785,524
2021-B27, 2.703%, 07/15/2054	2,000,000	1,570,961
2021-B28, 1.068%,
08/15/2054 (f)(k)	32,491,000	2,243,926

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

PERFORMANCE TRUST STRATEGIC BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2022

	PRINCIPAL
	AMOUNT	VALUE

Benchmark Mortgage Trust (Cont.)
2021-B28, 1.398%,
08/15/2054 (f)(k)	$86,248,065	$6,714,860
2021-B28, 1.980%, 08/15/2054	10,000,000	8,669,276
2021-B29, 1.417%,
09/15/2054 (a)(f)(k)	27,615,000	2,430,473
2021-B29, 2.000%, 09/15/2054 (a)	8,953,000	5,193,189
2021-B30, 0.594%,
11/15/2054 (a)(f)(k)	83,683,000	3,461,380
2021-B30, 1.410%,
11/15/2054 (a)(f)(k)	18,582,000	1,646,644
2021-B30, 2.000%, 11/15/2054 (a)	2,250,000	1,324,028
2021-B30, 2.000%, 11/15/2054 (a)	1,500,000	956,222
2021-B30, 2.431%, 11/15/2054	5,250,000	4,671,430
2021-B30, 2.990%, 11/15/2054 (f)	7,250,000	5,627,174
2021-B31, 0.541%,
12/15/2054 (a)(f)(k)	124,409,000	4,280,939
2021-B31, 0.887%,
12/15/2054 (f)(k)	143,755,666	7,419,704
2021-B31, 1.256%,
12/15/2054 (a)(f)(k)	31,991,000	2,571,952
2021-B31, 2.250%, 12/15/2054 (a)	3,000,000	1,911,748
2021-B31, 2.615%, 12/15/2054	10,000,000	9,013,955
2021-B31, 3.195%, 12/15/2054 (f)	5,000,000	3,966,610
2022-B32, 1.639%,
01/15/2055 (a)(f)(k)	39,202,000	3,982,198
2022-B32, 2.000%, 01/15/2055 (a)	10,000,000	6,210,539
2022-B32, 3.528%,
01/15/2055 (f)	10,000,000	8,782,228
2022-B33, 1.736%,
03/15/2055 (a)(f)(k)	21,919,000	2,438,511
2019-B13, 0.536%,
08/15/2057 (a)(f)(k)	82,774,000	1,928,907
2019-B13, 1.637%,
08/15/2057 (a)(f)(k)	12,071,000	1,002,967

BMO Mortgage Trust
2022-C1, 1.892%,
02/15/2055 (a)(f)(k)	30,550,000	3,808,155
2022-C1, 3.468%, 02/15/2055 (f)	10,000,000	8,536,554

California Housing
Finance Agency
2021-2, 0.844%, 03/25/2035 (f)(k)	32,142,065	1,878,704
0.796%, 11/20/2035 (k)	28,403,464	1,641,436
2021-3, 0.788%, 08/20/2036 (f)(k)	26,004,105	1,636,958

Cantor Commercial
Real Estate Lending
2019-CF2, 0.749%,
11/15/2052 (f)(k)	134,736,000	4,915,816

CCUBS Commercial
Mortgage Trust
2017-C1, 0.424%,
11/15/2050 (f)(k)	40,062,667	580,312

CD Mortgage Trust
2017-CD3, 0.715%,
02/10/2050 (f)(k)	61,857,000	1,426,125
2018-CD7, 4.213%, 08/15/2051	3,236,000	3,208,760

CGMS Commercial
Mortgage Trust
2017-B1, 0.296%,
08/15/2050 (f)(k)	38,016,000	338,989

Citigroup Commercial
Mortgage Trust
2013-GC17, 5.252%,
11/10/2046 (f)	5,000,000	4,872,482
2014-GC19, 4.805%,
03/10/2047 (f)	3,030,000	2,998,612
2014-GC19, 5.258%,
03/10/2047 (f)	2,882,579	2,841,616
2016-C1, 4.117%, 05/10/2049	3,000,000	2,799,904
2016-C1, 5.107%, 05/10/2049 (f)	7,858,000	7,467,828
2016-P6, 4.303%, 12/10/2049 (f)	6,835,000	6,327,175
2017-P7, 0.755%,
04/14/2050 (f)(k)	45,124,000	1,108,214
2017-P8, 4.192%, 09/15/2050	4,160,000	3,894,821
2017-P8, 4.406%, 09/15/2050 (f)	5,000,000	4,550,793
2017-C4, 0.382%,
10/12/2050 (f)(k)	42,746,500	549,357
2017-C4, 1.224%,
10/12/2050 (f)(k)	31,371,098	1,099,272
2018-B2, 0.546%,
03/10/2051 (f)(k)	49,202,000	943,793
2018-C5, 0.331%,
06/10/2051 (a)(f)(k)	28,400,000	533,673
2018-C6, 4.343%, 11/10/2051	5,000,000	4,995,966
2020-GC46, 0.439%,
02/15/2053 (a)(f)(k)	92,457,000	2,093,254
2020-GC46, 1.103%,
02/15/2053 (f)(k)	89,422,161	4,829,163
2019-GC41, 1.182%,
08/10/2056 (f)(k)	52,829,264	2,648,056
2019-GC41, 3.018%, 08/10/2056	10,339,000	9,121,665
2019-C7, 0.411%,
12/15/2072 (a)(f)(k)	50,711,000	946,318
2019-C7, 0.997%,
12/15/2072 (f)(k)	76,074,289	3,620,893
2019-C7, 1.328%,
12/15/2072 (a)(f)(k)	39,933,000	2,771,949
2019-C7, 3.667%, 12/15/2072 (f)	10,000,000	8,934,246

COMM Mortgage Trust
2014-CR18, 4.456%,
07/15/2047 (f)	4,550,700	4,407,928
2013-CR11, 1.067%,
08/10/2050 (f)(k)	49,040,777	305,666
2019-GC44, 1.142%,
08/15/2057 (a)(f)(k)	19,460,000	1,175,608

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

PERFORMANCE TRUST STRATEGIC BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2022

	PRINCIPAL
	AMOUNT	VALUE

Connecticut Avenue
Securities Trust
2021-R03, 4.933%
(SOFR30A + 2.750%),
12/25/2041 (a)(b)	$5,685,000	$5,168,372
2022-R02, 5.183%
(SOFR30A + 3.000%),
01/25/2042 (a)(b)	10,000,000	9,620,237

CSAIL Commercial
Mortgage Trust
2016-C5, 1.000%
11/15/2048 (a)(f)(k)	46,821,000	1,222,782
2015-C1, 0.500%
04/15/2050 (a)(f)(k)	62,192,000	602,746
2017-C8, 0.447%
06/15/2050 (f)(k)	74,773,000	1,072,447
2019-C17, 1.498%
09/15/2052 (f)(k)	85,035,379	5,647,013
2019-C18, 1.194%
12/15/2052 (f)(k)	91,063,736	4,552,112

Freddie Mac Multifamily
Structured Credit Risk
2021-MN3, 6.183%
(SOFR30A + 4.000%),
11/25/2051 (a)(b)	7,000,000	6,289,872

FREMF Mortgage Trust
2019-KF62, 4.412%
(1 Month LIBOR USD + 2.050%),
04/25/2026 (a)(b)	1,574,816	1,542,285
2019-K735, 4.156%
05/25/2026 (a)(f)	6,000,000	5,831,822
2018-KF48, 4.412%
(1 Month LIBOR USD + 2.050%),
06/25/2028 (a)(b)	4,516,885	4,340,528
2018-KF50, 4.262%
(1 Month LIBOR USD + 1.900%),
07/25/2028 (a)(b)	2,452,343	2,416,142
2019-K734, 4.190%
02/25/2051 (a)(f)	5,000,000	4,871,468
2019-K101, 3.640%
10/25/2052 (a)(f)	10,000,000	9,098,336

GS Mortgage Securities Corp. II
2012-BWTR, 3.255%,
11/05/2034 (a)(d)	6,608,000	6,165,801
2018-GS10, 1.555%,
07/10/2051 (a)(f)(k)	24,049,000	1,740,554

GS Mortgage Securities Trust
2015-GC32, 4.548%,
07/10/2048 (f)	5,853,000	5,649,372
2016-GS3, 3.395%,
10/10/2049 (f)	10,417,000	9,279,355
2015-GC30, 4.161%,
05/10/2050 (f)	2,960,000	2,827,581
2017-GS8, 0.527%,
11/10/2050 (f)(k)	44,642,000	805,074
2019-GC38, 1.994%,
02/10/2052 (a)(f)(k)	20,916,000	2,041,270
2019-GC39, 0.789%,
05/10/2052 (f)(k)	69,588,000	2,568,152
2019-GC39, 1.776%,
05/10/2052 (a)(f)(k)	8,215,000	716,452
2019-GSA1, 0.948%,
11/10/2052 (f)(k)	72,291,279	3,285,624
2020-GSA2, 1.054%,
12/12/2053 (a)(f)(k)	73,324,000	4,632,933

JP Morgan Chase Commercial
Mortgage Securities Trust
2015-JP1, 4.883%, 01/15/2049 (f)	7,485,000	7,088,495
2007-CB20, 0.000%,
02/12/2051 (a)(d)(f)(h)(k)	198,958	—

JPMBB Commercial
Mortgage Securities Trust
2015-C30, 4.373%
07/15/2048 (f)	3,085,000	2,913,010
2015-C32, 0.500%
11/15/2048 (a)(f)(k)	23,066,000	290,862

JPMCC Commercial
Mortgage Securities Trust
2017-JP6, 0.711%,
07/15/2050 (f)(k)	68,830,000	1,875,452

JPMDB Commercial
Mortgage Securities Trust
2016-C4, 3.638%, 12/15/2049 (f)	5,500,000	4,937,915

Morgan Stanley Bank of
America Merrill Lynch Trust
2013-C12, 4.482%, 10/15/2046 (f)	5,000,000	4,944,634
2015-C27, 4.650%, 12/15/2047 (f)	3,000,000	2,886,426
2015-C25, 4.677%, 10/15/2048 (f)	5,195,000	4,963,914
2016-C31, 1.409%
11/15/2049 (a)(f)(k)	21,212,500	900,466
2015-C23, 4.281%, 07/15/2050 (f)	3,845,000	3,709,891
2017-C34, 2.700%, 11/15/2052 (a)	4,328,000	3,150,606
2017-C34, 4.111%, 11/15/2052 (f)	5,054,000	4,699,382

Morgan Stanley Capital I Trust
2016-BNK2, 0.659%,
11/15/2049 (f)(k)	58,680,000	1,156,442
2017-H1, 2.310%
06/15/2050 (a)(f)(k)	8,725,000	724,876
2017-H1, 4.281%, 06/15/2050 (f)	5,380,000	4,964,752
2018-H3, 0.533%
07/15/2051 (f)(k)	135,712,000	2,601,056

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

PERFORMANCE TRUST STRATEGIC BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2022

	PRINCIPAL
	AMOUNT	VALUE

Morgan Stanley Capital I Trust (Cont.)
2018-H3, 2.025%,
07/15/2051 (a)(f)(k)	$15,363,500	$1,308,938
2018-H3, 4.120%, 07/15/2051	5,000,000	4,928,858
2019-L2, 0.790%,
03/15/2052 (f)(k)	127,093,000	4,536,102
2019-H7, 0.806%,
07/15/2052 (f)(k)	130,723,000	4,950,794
2019-H7, 3.000%, 07/15/2052 (a)	2,402,000	1,837,698
2019-H7, 4.128%, 07/15/2052	9,593,000	8,447,666
2021-L5, 0.837%,
05/15/2054 (f)(k)	70,387,500	3,667,048
2021-L5, 2.500%, 05/15/2054 (a)	3,500,000	2,387,977
2021-L5, 3.102%, 05/15/2054	6,627,000	5,544,945
2021-L6, 2.250%, 06/15/2054 (f)	11,900,000	10,484,858
2021-L6, 2.951%, 06/15/2054 (f)	7,500,000	6,128,286
2021-L7, 0.526%,
10/15/2054 (f)(k)	143,080,000	4,682,965
2021-L7, 2.336%, 10/15/2054	15,100,000	13,353,398

UBS Commercial Mortgage Trust
2017-C1, 1.106%,
06/15/2050 (f)(k)	13,000,000	513,711
2017-C7, 0.480%,
12/15/2050 (f)(k)	170,396,000	2,886,423
2017-C6, 0.565%,
12/15/2050 (f)(k)	63,420,500	1,489,196
2018-C12, 0.341%,
08/15/2051 (f)(k)	139,858,000	2,491,430
2018-C12, 0.947%,
08/15/2051 (f)(k)	47,331,815	1,774,082
2018-C13, 0.376%,
10/15/2051 (f)(k)	128,678,000	2,486,934
2018-C13, 2.139%,
10/15/2051 (a)(f)(k)	16,442,000	1,698,126
2018-C13, 4.241%, 10/15/2051	3,274,000	3,236,793
2018-C14, 0.433%,
12/15/2051 (f)(k)	114,392,000	2,257,926
2019-C17, 0.994%,
10/15/2052 (f)(k)	128,213,000	6,452,717
2019-C18, 2.987%, 12/15/2052	4,500,000	4,238,096
2019-C18, 3.378%, 12/15/2052 (f)	9,000,000	8,026,445

Washington State Housing
Finance Commission
0.725%, 12/20/2035 (k)	20,896,118	1,105,196

Wells Fargo Commercial
Mortgage Trust
2015-NXS1, 3.658%,
05/15/2048 (f)	1,320,000	1,250,567
2015-C28, 4.219%, 05/15/2048 (f)	10,000,000	9,386,539
2015-C28, 4.219%, 05/15/2048 (f)	4,376,000	3,872,311
2016-LC24, 1.123%,
10/15/2049 (f)(k)	66,264,075	2,267,331
2016-C37, 3.338%,
12/15/2049 (a)(f)	3,350,000	2,677,808
2016-C37, 4.638%, 12/15/2049 (f)	5,695,000	5,282,172
2017-RB1, 0.851%,
03/15/2050 (f)(k)	69,254,209	2,032,632
2017-C42, 0.469%,
12/15/2050 (f)(k)	116,750,000	1,976,741
2018-C48, 0.376%,
01/15/2052 (f)(k)	138,642,000	2,220,975
2018-C48, 4.245%, 01/15/2052	7,000,000	6,947,424
2019-C49, 0.773%,
03/15/2052 (f)(k)	125,812,000	4,413,586
2019-C49, 3.933%, 03/15/2052	5,000,000	4,911,367
2019-C49, 4.546%, 03/15/2052	4,647,000	4,390,176
2019-C50, 1.056%,
05/15/2052 (f)(k)	36,427,311	1,830,330
2019-C51, 0.825%,
06/15/2052 (f)(k)	130,394,000	4,908,682
2019-C52, 1.256%,
08/15/2052 (f)(k)	113,763,146	7,061,813
2019-C52, 1.751%,
08/15/2052 (f)(k)	57,753,640	4,422,872
2019-C53, 0.582%,
10/15/2052 (f)(k)	105,325,000	3,068,907
2019-C53, 3.514%, 10/15/2052 (f)	5,200,000	4,486,243
2020-C55, 0.946%,
02/15/2053 (f)(k)	58,030,370	2,885,386
2020-C56, 0.371%,
06/15/2053 (f)(k)	127,035,000	2,491,906
2020-C56, 2.422%, 06/15/2053	2,250,000	2,055,573
2020-C58, 1.252%,
07/15/2053 (f)(k)	109,974,000	8,152,735
2020-C57, 0.812%,
08/15/2053 (f)(k)	74,972,000	3,556,792
2020-C57, 1.914%, 08/15/2053	7,250,000	6,430,799
2021-C59, 1.039%,
04/15/2054 (f)(k)	65,782,000	4,066,946
2021-C59, 1.582
04/15/2054 (a)(f)(k)	40,274,000	3,795,543
2021-C59, 3.284%, 04/15/2054	7,648,000	6,118,536
2021-C60, 1.225%,
08/15/2054 (f)(k)	40,551,000	3,216,749
2021-C60, 1.675%,
08/15/2054 (f)(k)	41,361,453	3,923,456
2021-C60, 2.730%, 08/15/2054	6,814,678	5,503,984
2021-C60, 2.738%, 08/15/2054	3,000,000	2,278,111
2021-C61, 1.520%,
11/15/2054 (a)(f)(k)	9,132,000	879,282
2021-C61, 2.525%, 11/15/2054	15,000,000	13,311,762
2021-C61, 3.113%, 11/15/2054	4,221,000	3,518,415

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

PERFORMANCE TRUST STRATEGIC BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2022

	PRINCIPAL
	AMOUNT	VALUE

Wells Fargo Commercial
Mortgage Trust (Cont.)
2015-C30, 4.400%,
09/15/2058 (f)	$5,800,000	$5,573,268
2018-C47, 0.279%,
09/15/2061 (f)(k)	164,144,000	1,621,693
2018-C47, 4.673%, 09/15/2061 (f)	8,000,000	7,783,896

WFRBS Commercial
Mortgage Trust
2013-UBS1, 5.192%,
03/15/2046 (f)	7,500,000	7,414,568

TOTAL NON-AGENCY
COMMERCIAL MORTGAGE
BACKED SECURITIES
(Cost $1,226,616,621)		1,017,240,876

AGENCY COMMERCIAL MORTGAGE
BACKED SECURITIES – 8.05%

Freddie Mac Multiclass
Certificates Series
2015-P001, 2.038%,
08/27/2027 (d)(f)(k)	70,015,000	5,384,798
2020-RR09, 2.676%,
08/27/2029 (d)(f)(k)	42,360,000	5,455,896

Freddie Mac Multifamily
ML Certificates
2020-ML07, 2.015%,
10/25/2036 (a)(f)(k)	25,070,238	4,140,099
2019-ML06, 1.132%,
06/25/2037 (f)(k)	10,795,968	975,740
2021-ML08, 1.869%,
07/25/2037 (f)(k)	33,218,259	5,107,972
2021-ML10, 2.126%,
01/25/2038 (f)(k)	14,326,393	2,573,736
2021-ML11, 0.771%,
03/25/2038 (a)(f)(k)	34,431,237	2,055,889
2021-ML10, 1.578%,
06/25/2038 (f)(k)	15,216,201	2,011,430
2021-ML09, 1.552%,
02/25/2040 (a)(f)(k)	44,150,173	5,999,567
2021-ML12, 1.300%,
07/25/2041 (f)(k)	18,160,744	1,982,972

Freddie Mac Multifamily Structured
Pass Through Certificates
K723, 1.037%, 08/25/2023 (f)(k)	62,555,884	402,597
K723, 0.964%, 09/25/2023 (f)(k)	61,645,000	474,130
K728, 0.502%, 08/25/2024 (f)(k)	57,412,679	408,049
K729, 0.469%, 10/25/2024 (f)(k)	47,606,453	268,134
K042, 1.156%, 12/25/2024 (f)(k)	113,412,129	2,155,352
K046, 0.465%, 03/25/2025 (f)(k)	435,311,147	3,450,407
K049, 0.696%, 07/25/2025 (f)(k)	89,946,477	1,235,379
K734, 0.785%, 02/25/2026 (f)(k)	64,396,658	1,165,702
K735, 1.094%, 05/25/2026 (f)(k)	58,884,535	1,716,125
K735, 1.501%, 05/25/2026 (f)(k)	70,547,000	3,148,230
K737, 1.119%, 10/25/2026 (f)(k)	20,050,000	736,198
K061, 0.176%, 11/25/2026 (f)(k)	72,512,000	282,202
K062, 0.305%, 12/25/2026 (f)(k)	79,423,000	661,999
K063, 0.416%, 01/25/2027 (f)(k)	370,759,130	3,893,824
K064, 0.739%, 03/25/2027 (f)(k)	124,569,163	2,890,677
K738, 1.481%, 03/25/2027 (f)(k)	24,099,000	1,301,038
K065, 0.692%, 05/25/2027 (f)(k)	57,193,000	1,359,409
K066, 0.887%, 06/25/2027 (f)(k)	31,414,324	924,674
KW03, 0.972%, 06/25/2027 (f)(k)	15,047,405	421,434
K067, 0.711%, 07/25/2027 (f)(k)	40,198,974	950,915
K068, 0.558%, 08/25/2027 (f)(k)	102,638,111	1,871,616
K069, 0.478%, 09/25/2027 (f)(k)	28,881,182	455,251
K739, 1.667%, 09/25/2027 (f)(k)	32,621,072	2,187,895
K072, 0.493%, 12/25/2027 (f)(k)	60,535,086	1,011,632
K073, 0.336%, 01/25/2028 (f)(k)	54,203,000	628,896
K073, 0.436%, 01/25/2028 (f)(k)	155,538,161	2,360,789
K742, 1.016%, 04/25/2028 (f)(k)	89,849,000	4,122,793
K743, 1.391%, 05/25/2028 (f)(k)	99,488,000	6,395,238
KW06, 0.249%, 06/25/2028 (f)(k)	581,366,300	4,345,190
K080, 0.265%, 07/25/2028 (f)(k)	428,169,997	3,457,087
K081, 0.217%, 08/25/2028 (f)(k)	154,070,050	881,635
K084, 0.333%, 10/25/2028 (f)(k)	337,476,805	4,066,596
K747, 0.486%, 12/25/2028 (f)(k)	160,000,000	3,563,744
K089, 0.601%, 01/25/2029 (f)(k)	53,965,000	1,470,811
K748, 0.638%, 01/25/2029 (f)(k)	175,000,000	5,486,233
K090, 0.853%, 02/25/2029 (f)(k)	77,716,917	3,058,821
K091, 0.634%, 03/25/2029 (f)(k)	53,659,000	1,561,380
K090, 0.769%, 03/25/2029 (f)(k)	50,517,000	1,849,230
KW09, 0.943%, 05/25/2029 (f)(k)	63,117,414	2,599,352
K093, 1.093%, 05/25/2029 (f)(k)	54,427,322	2,794,587
K094, 1.015%, 06/25/2029 (f)(k)	195,516,123	9,546,837
K097, 1.218%, 07/25/2029 (f)(k)	72,786,852	4,475,482
K097, 1.478%, 07/25/2029 (f)(k)	66,115,000	5,231,521
KG02, 1.148%, 08/25/2029 (f)(k)	32,003,005	1,742,317
K098, 1.269%, 08/25/2029 (f)(k)	61,923,677	3,974,336
K098, 1.517%, 08/25/2029 (f)(k)	24,691,000	2,012,635
K099, 1.004%, 09/25/2029 (f)(k)	210,527,292	10,625,523
K100, 1.033%, 09/25/2029 (f)(k)	62,086,000	3,426,371
K102, 0.945%, 10/25/2029 (f)(k)	165,465,357	7,939,210
K101, 1.206%, 10/25/2029 (f)(k)	65,686,000	4,324,852
K103, 0.758%, 11/25/2029 (f)(k)	125,237,887	4,771,538
K105, 1.889%, 01/25/2030 (f)(k)	64,122,000	6,950,985
K107, 1.666%, 02/25/2030 (f)(k)	118,898,000	11,418,643
K108, 1.780%, 03/25/2030 (f)(k)	70,601,000	7,344,022
K108, 1.810%, 03/25/2030 (f)(k)	16,044,752	1,625,176
K110, 1.814%, 04/25/2030 (f)(k)	29,903,753	2,982,101
K112, 1.535%, 05/25/2030 (f)(k)	96,407,797	8,451,204

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

PERFORMANCE TRUST STRATEGIC BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2022

	PRINCIPAL
	AMOUNT	VALUE

Freddie Mac Multifamily Structured
Pass Through Certificates (Cont.)
K111, 1.680%, 05/25/2030 (f)(k)	$108,853,071	$10,349,369
K112, 1.766%, 05/25/2030 (f)(k)	44,272,000	4,699,163
K114, 1.211%, 06/25/2030 (f)(k)	136,308,922	9,370,162
K115, 1.429%, 06/25/2030 (f)(k)	54,107,510	4,356,986
K114, 1.436%, 06/25/2030 (f)(k)	42,500,000	3,634,043
KG03, 1.483%, 06/25/2030 (f)(k)	15,585,293	1,293,824
K113, 1.490%, 06/25/2030 (f)(k)	91,733,722	7,802,430
K115, 1.649%, 07/25/2030 (f)(k)	22,290,414	2,195,046
K116, 1.704%, 08/25/2030 (f)(k)	23,000,000	2,400,880
K118, 1.053%, 09/25/2030 (f)(k)	120,699,942	7,290,156
K118, 1.263%, 09/25/2030 (f)(k)	35,916,184	2,789,129
K121, 1.120%, 10/25/2030 (f)(k)	48,905,285	3,113,012
K119, 1.229%, 10/25/2030 (f)(k)	51,000,000	3,856,717
KG04, 0.939%, 11/25/2030 (f)(k)	111,084,411	6,019,164
K122, 0.973%, 11/25/2030 (f)(k)	111,910,977	6,292,653
K122, 1.172%, 11/25/2030 (f)(k)	35,211,000	2,586,818
K121, 1.290%, 11/25/2030 (f)(k)	49,550,000	3,979,846
K123, 1.068%, 12/25/2030 (f)(k)	108,000,000	7,251,790
K125, 0.676%, 01/25/2031 (f)(k)	179,442,171	6,936,983
K125, 0.873%, 01/25/2031 (f)(k)	103,992,000	5,709,816
K124, 1.027%, 01/25/2031 (f)(k)	89,626,000	5,794,688
K1502, 1.101%, 01/25/2031 (f)(k)	29,785,070	1,740,065
K127, 0.595%, 02/25/2031 (f)(k)	186,332,000	6,636,140
K128, 0.613%, 03/25/2031 (f)(k)	154,023,691	5,369,790
K128, 0.829%, 03/25/2031 (f)(k)	37,700,000	1,973,723
K129, 1.159%, 05/25/2031 (f)(k)	71,507,955	4,903,987
K129, 1.334%, 05/25/2031 (f)(k)	31,700,000	2,737,764
K130, 1.144%, 06/25/2031 (f)(k)	122,752,079	8,766,192
K131, 0.830%, 07/25/2031 (f)(k)	135,646,101	7,045,011
K130, 1.321%, 07/25/2031 (f)(k)	43,372,188	3,795,210
K138, 0.794%, 01/25/2032 (f)(k)	195,000,000	10,522,629
K141, 0.407%, 02/25/2032 (f)(k)	162,765,648	4,105,226
K141, 0.426%, 02/25/2032 (f)(k)	195,000,000	5,221,808
K155, 0.259%, 04/25/2033 (f)(k)	245,083,024	3,105,643
K1511, 0.929%, 03/25/2034 (f)(k)	131,943,143	8,152,160
K1512, 1.053%, 04/25/2034 (f)(k)	47,508,069	3,397,126
K1513, 0.994%, 08/25/2034 (f)(k)	75,949,155	5,148,198
K1514, 0.700%, 10/25/2034 (f)(k)	80,424,994	4,094,525
K1515, 1.637%, 02/25/2035 (f)(k)	78,693,418	10,146,092
K1516, 1.630%, 05/25/2035 (f)(k)	41,775,306	5,699,743
K1517, 1.443%, 07/25/2035 (f)(k)	81,843,936	9,874,856
K1521, 1.095%, 08/25/2036 (f)(k)	95,955,683	8,786,355

FREMF Mortgage Trust
2018-K82, 4.269%,
10/25/2051 (a)(f)	3,065,000	2,923,968

TOTAL AGENCY COMMERCIAL
MORTGAGE BACKED SECURITIES
(Cost $476,023,715)		446,414,989

MUNICIPAL BONDS – 27.71%

Alabama – 0.19%

Alabama Federal Aid Highway
Finance Authority
2.256%, 09/01/2033	12,000,000	9,868,617

Baldwin County Public
Building Authority
2.000%, 03/01/2046	1,070,000	670,265
		10,538,882
Alaska – 0.32%

Alaska Municipal Bond
Bank Authority
2.122%, 12/01/2031	7,710,000	6,474,865

Municipality of Anchorage, AK
1.896%, 09/01/2028	1,685,000	1,483,809
1.896%, 09/01/2028	1,525,000	1,343,659
5.000%, 12/01/2050	8,000,000	8,365,986
		17,668,319
Arizona – 0.43%

City of Phoenix,
Civic Improvement Corp.
5.000%, 07/01/2049	11,055,000	11,427,097

City of Tucson, AZ
2.232%, 07/01/2034	11,605,000	8,995,702

Glendale Municipal
Property Corp.
6.157%, 07/01/2033	3,050,000	3,451,019
		23,873,818
California – 6.00%

Alvord Unified School District
0.000%, 08/01/2046 (h)	1,975,000	2,073,485

California State University
2.534%, 11/01/2033	4,265,000	3,552,043

California Statewide Communities
Development Authority
6.076%, 06/01/2034	10,000,000	10,774,689

Chaffey Joint Union
High School District
3.143%, 08/01/2043	2,620,000	2,075,609

City of Chula Vista, CA
1.728%, 06/01/2030	2,235,000	1,830,747
1.828%, 06/01/2031	2,000,000	1,607,330

City of Corona, CA
1.863%, 05/01/2028	4,515,000	3,927,248

City of Huntington Beach, CA
2.453%, 06/15/2031	4,000,000	3,425,604

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

PERFORMANCE TRUST STRATEGIC BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2022

	PRINCIPAL
	AMOUNT	VALUE

California – 6.00% (Cont.)

City of Industry, CA
4.000%, 01/01/2028	$2,885,000	$2,904,445

City of Los Angeles
Department of Airports
1.876%, 05/15/2030	2,000,000	1,665,851
5.000%, 05/15/2046	15,000,000	15,765,870
6.582%, 05/15/2039	5,085,000	5,825,733

City of Los Angeles, CA
3.550%, 09/01/2031	3,000,000	2,886,391

City of Montebello, CA
3.393%, 06/01/2032	2,825,000	2,479,359

City of Ontario, CA
3.779%, 06/01/2038	3,000,000	2,734,052

City of Orange, CA
2.220%, 06/01/2030	7,500,000	6,498,698
2.270%, 06/01/2031	12,370,000	10,541,392

City of Sacramento, CA
Transient Occupancy Tax Revenue
3.858%, 06/01/2025	3,320,000	3,310,636

City of San Francisco, CA
Public Utilities Commission
Water Revenue
2.845%, 11/01/2041	2,000,000	1,537,159

City of Santa Ana, CA
1.665%, 08/01/2028	5,500,000	4,680,780
1.869%, 08/01/2029	4,430,000	3,705,758
2.089%, 08/01/2030	1,860,000	1,538,313

City of South Lake Tahoe, CA
4.000%, 06/01/2027	1,600,000	1,593,110

City of Union City, CA
0.000%, 07/01/2025 (h)	2,105,000	1,872,053

City of Whittier, CA
1.566%, 06/01/2028	1,085,000	923,366
1.724%, 06/01/2029	1,685,000	1,403,655

Coachella Valley
Unified School District, CA
0.000%, 08/01/2034 (h)	1,100,000	703,813

Coast Community
College District
2.957%, 08/01/2038	15,000,000	12,257,764

County of San Diego, CA
6.029%, 08/15/2026	590,000	626,620

County of Santa Cruz, CA
1.444%, 06/01/2028	3,385,000	2,954,248
1.661%, 06/01/2029	2,965,000	2,561,008
1.811%, 06/01/2030	3,900,000	3,321,620

East Side Union
High School District
5.320%, 04/01/2036	6,765,000	7,004,225

Fullerton Public
Financing Authority
7.750%, 05/01/2031	1,265,000	1,456,201

Gateway Unified
School District, CA
0.000%, 08/01/2033 (h)	2,315,000	1,519,314
0.000%, 08/01/2035 (h)	2,315,000	1,377,025
0.000%, 08/01/2036 (h)	2,315,000	1,311,569

Golden State Tobacco
Securitization Corp.
2.787%, 06/01/2031	15,930,000	13,571,618
3.000%, 06/01/2046	12,145,000	10,681,473

Hayward Unified School District
4.000%, 08/01/2030	2,400,000	2,354,503

Hercules Redevelopment
Agency Successor Agency
4.913%, 08/01/2033	5,460,000	5,567,450

Inland Empire Tobacco
Securitization Corp.
3.678%, 06/01/2038	14,415,000	13,645,980

Los Angeles County
Metropolitan Transportation
Authority Sales Tax Revenue
5.735%, 06/01/2039	12,795,000	14,150,588

Los Angeles Housing Authority
5.000%, 06/01/2044	6,510,000	6,779,347

Northern California Power Agency
5.679%, 06/01/2035	9,765,000	10,452,098

Norwalk-La Mirada
Unified School District
0.000%, 08/01/2038 (h)	4,400,000	2,209,140

Palmdale Elementary
School District
0.000%, 08/01/2029 (h)	540,000	425,987

Pasadena Unified School District
2.881%, 05/01/2037	6,030,000	5,110,254

Peralta Community
College District
0.000%, 08/05/2031 (h)	12,350,000	11,078,894

Placentia-Yorba Linda
Unified School District
0.000%, 08/01/2035 (h)	7,600,000	4,654,299

San Diego Unified School District
0.000%, 07/01/2036 (h)	7,895,000	4,740,120

San Francisco City & County
Airport Comm-San Francisco
International Airport
5.000%, 05/01/2052	10,450,000	10,894,150

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

PERFORMANCE TRUST STRATEGIC BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2022

	PRINCIPAL
	AMOUNT	VALUE

California – 6.00% (Cont.)

San Francisco City &
County Redevelopment Agency
Successor Agency
2.743%, 08/01/2032	$5,000,000	$4,232,425

San Francisco City & County
Redevelopment Financing Authority
0.000%, 08/01/2036 (h)	5,240,000	2,702,203
5.750%, 08/01/2037	19,400,000	21,070,352
8.406%, 08/01/2039	4,820,000	6,483,569

Santa Ana Unified School District
0.000%, 08/01/2037 (h)	3,955,000	2,146,949

State of California
7.550%, 04/01/2039	25,000,000	33,282,390

West Contra Costa
Unified School District
0.000%, 08/01/2036 (h)	5,000,000	2,939,045

West Sonoma County Union
High School District
0.000%, 08/01/2037 (h)	1,840,000	997,375

William S. Hart Union
High School District
0.000%, 08/01/2036 (h)	1,050,000	630,833

Yosemite Community
College District
0.000%, 08/01/2038 (h)	6,110,000	3,237,240

Yuba Community College District
0.000%, 08/01/2038 (h)	5,055,000	2,653,326
		332,918,391

Colorado – 0.38%

Board of Governors of Colorado
State University System
2.644%, 03/01/2034	6,275,000	5,288,180

City of Fruita, CO
Healthcare Revenue
5.000%, 01/01/2028	2,650,000	2,553,366

Colorado Health
Facilities Authority
3.696%, 11/01/2039	4,825,000	4,129,575
3.796%, 11/01/2044	10,815,000	8,961,431
		20,932,552

Connecticut – 0.45%

State of Connecticut
3.000%, 01/15/2037	7,075,000	6,311,991
5.850%, 03/15/2032	11,785,000	13,041,583

Town of West Hartford, CT
2.764%, 07/01/2041	7,000,000	5,444,215
		24,797,789

District of Columbia – 0.25%

Metropolitan Washington
Airports Authority Dulles
Toll Road Revenue
8.000%, 10/01/2047	10,310,000	14,008,010

Florida – 2.29%

City of Gainesville, FL
0.000%, 10/01/2027 (h)	4,610,000	3,692,843
0.000%, 10/01/2028 (h)	1,400,000	1,068,992

County of Lee, FL
Airport Revenue
5.000%, 10/01/2046	22,760,000	23,615,539

County of Miami-Dade, FL
6.875%, 10/01/2034	1,550,000	1,948,315

County of Miami-Dade, FL
Aviation Revenue
3.275%, 10/01/2029	5,435,000	5,053,846

County of Miami-Dade, FL
Seaport Department
1.862%, 10/01/2029	11,500,000	9,690,443
1.962%, 10/01/2031	4,235,000	3,432,385
2.012%, 10/01/2031	6,940,000	5,618,551

County of Miami-Dade, FL
Transit System
1.650%, 07/01/2030	16,095,000	13,305,347

Florida Development
Finance Corp.
7.375%, 01/01/2049 (a)	7,000,000	6,677,549

JEA Water & Sewer
System Revenue
3.000%, 10/01/2040	7,495,000	6,218,630
3.000%, 10/01/2041	5,045,000	4,124,023

Reedy Creek
Improvement District
2.497%, 06/01/2034	4,500,000	3,572,366
2.547%, 06/01/2035	4,500,000	3,527,221
2.731%, 06/01/2038	18,500,000	14,171,246

State Board of Administration
Finance Corp.
2.154%, 07/01/2030	15,537,000	13,304,085

Tampa-Hillsborough County
Expressway Authority
1.892%, 07/01/2029	4,750,000	4,127,217
1.942%, 07/01/2030	4,655,000	3,963,025
		127,111,623

Georgia – 0.22%

Municipal Electric
Authority of Georgia
2.497%, 01/01/2031	10,355,000	8,684,435

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

PERFORMANCE TRUST STRATEGIC BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2022

	PRINCIPAL
	AMOUNT	VALUE

Georgia – 0.22% (Cont.)

Valdosta & Lowndes
County Hospital Authority
2.604%, 10/01/2030	$2,000,000	$1,814,305
3.000%, 10/01/2029	2,000,000	1,890,746
		12,389,486

Hawaii – 0.51%

State of Hawaii
2.532%, 10/01/2036	2,500,000	2,003,382

State of Hawaii
Airports System Revenue
5.000%, 07/01/2047	25,000,000	26,179,817
		28,183,199

Illinois – 0.31%

Chicago O’Hare
International Airport
2.316%, 01/01/2029	1,500,000	1,346,236
2.446%, 01/01/2031	8,500,000	7,348,435

Illinois Finance Authority
3.510%, 05/15/2041	7,000,000	5,291,943

State of Illinois
5.750%, 01/01/2037	3,000,000	3,118,697
		17,105,311

Indiana – 0.22%

Indiana Finance Authority
3.000%, 10/01/2039	1,975,000	1,641,102
4.807%, 07/15/2035	3,000,000	3,188,273

Indianapolis Local Public
Improvement Bond Bank
2.473%, 01/01/2040	9,500,000	7,465,829
		12,295,204

Kansas – 0.07%

State of Kansas
Department of Transportation
4.596%, 09/01/2035	3,480,000	3,625,953

Kentucky – 0.28%

County of Warren, KY
3.921%, 12/01/2031	825,000	808,248
4.397%, 12/01/2038	1,540,000	1,509,042

Kentucky State Property &
Building Commission
2.123%, 09/01/2030	2,755,000	2,300,855
2.223%, 09/01/2031	3,350,000	2,769,865

Kentucky Turnpike Authority
1.968%, 07/01/2031	5,495,000	4,549,806

Louisville and Jefferson County
Metropolitan Sewer District
2.250%, 05/15/2044	4,880,000	3,446,437
		15,384,253

Louisiana – 0.66%

City of New Orleans, LA
2.220%, 09/01/2029	6,400,000	5,674,441

City of New Orleans, LA
Sewerage Service Revenue
1.791%, 06/01/2030	1,000,000	812,576
1.891%, 06/01/2031	1,575,000	1,253,184

City of New Orleans, LA
Water System Revenue
1.691%, 12/01/2029	1,800,000	1,477,851
1.841%, 12/01/2030	3,120,000	2,511,067
1.941%, 12/01/2031	1,635,000	1,291,397

East Baton Rouge
Sewerage Commission
2.437%, 02/01/2039	2,500,000	1,930,937

State of Louisiana
1.792%, 06/15/2033	1,900,000	1,472,275

State of Louisiana Gasoline
& Fuels Tax Revenue
2.230%, 05/01/2036	8,000,000	6,263,688
2.530%, 05/01/2041	10,445,000	7,900,300
2.830%, 05/01/2043	8,135,000	6,102,420
		36,690,136

Maine – 0.19%

Maine Health & Higher
Educational Facilities Authority
3.118%, 07/01/2043	14,250,000	10,808,494

Maryland – 0.13%

Maryland Stadium Authority
2.805%, 05/01/2040	7,000,000	5,474,902

State of Maryland
Department of Transportation
1.686%, 08/01/2030	2,110,000	1,726,437
		7,201,339

Massachusetts – 0.31%

City of Worcester, MA
6.250%, 01/01/2028	2,875,000	3,062,438

Commonwealth of Massachusetts
2.375%, 09/01/2043	3,250,000	2,358,753

Commonwealth of Massachusetts
Transportation Fund Revenue
5.631%, 06/01/2030	1,050,000	1,115,964

Massachusetts Bay Transportation
Authority Sales Tax Revenue
2.235%, 07/01/2031	8,795,000	7,588,188

Massachusetts Educational
Financing Authority
3.455%, 07/01/2028	2,000,000	1,883,406
3.831%, 07/01/2024	450,000	446,947

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

PERFORMANCE TRUST STRATEGIC BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2022

	PRINCIPAL
	AMOUNT	VALUE
Massachusetts – 0.31% (Cont.)

Massachusetts State College
Building Authority
5.932%, 05/01/2040	$550,000	$612,222
		17,067,918

Michigan – 1.45%

City of Detroit, MI
4.000%, 04/01/2044	8,700,000	6,909,110

Detroit City School District
7.747%, 05/01/2039	10,300,000	12,966,836

Great Lakes Water Authority
Sewage Disposal System Revenue
5.250%, 07/01/2047	23,090,000	25,404,542
2.615%, 07/01/2036	1,000,000	810,825
3.056%, 07/01/2039	13,365,000	10,988,228

Michigan Finance Authority
3.084%, 12/01/2034	5,095,000	4,515,551
3.267%, 06/01/2039	19,000,000	16,046,996
3.610%, 11/01/2032	3,000,000	2,852,767
		80,494,855

Minnesota – 0.47%

Minneapolis-St Paul Metropolitan
Airports Commission
5.250%, 01/01/2047	3,925,000	4,189,058

Western Minnesota
Municipal Power Agency
3.156%, 01/01/2039	17,500,000	14,936,647

White Bear Lake Independent
School District No. 624
3.000%, 02/01/2044	8,330,000	6,695,943
		25,821,648

Mississippi – 0.11%

Mississippi Development Bank
5.460%, 10/01/2036	5,505,000	5,854,197

Missouri – 0.13%

Kansas City Land Clearance
Redevelopment Authority
6.400%, 10/15/2040 (a)	7,970,000	7,469,081

Nebraska – 0.04%

District Energy Corp.
2.390%, 07/01/2036	2,830,000	2,316,523

Nevada – 0.26%

City of North Las Vegas, NV
6.572%, 06/01/2040	12,330,000	14,523,713

New Hampshire – 0.06%

New Hampshire Business
Finance Authority
3.278%, 10/01/2037	4,910,000	3,544,746

New Jersey – 1.29%

City of Newark, NJ
4.100%, 11/01/2028	2,830,000	2,841,282

County of Essex, NJ
2.000%, 09/01/2044	3,560,000	2,260,124

County of Hudson, NJ
2.250%, 11/15/2038	5,000,000	3,657,323

Mercer County
Improvement Authority
8.270%, 12/01/2034	14,455,000	18,236,402

New Jersey Economic
Development Authority
0.000%, 02/15/2025 (h)	20,188,000	18,297,638
7.425%, 02/15/2029	10,000,000	11,093,591

New Jersey Institute
of Technology
3.323%, 07/01/2024	1,540,000	1,518,880
3.415%, 07/01/2042	3,500,000	2,746,101

New Jersey Turnpike Authority
2.113%, 01/01/2033	6,250,000	5,015,860
7.102%, 01/01/2041	4,500,000	5,697,761
		71,364,962

New York – 1.51%

New York City Industrial
Development Agency
2.436%, 01/01/2036	5,850,000	4,331,912

New York City Transitional
Finance Authority Future
Tax Secured Revenue
2.580%, 02/01/2033	10,000,000	8,383,586
4.200%, 11/01/2030	20,000,000	19,857,714

New York Liberty
Development Corp.
2.250%, 02/15/2041	13,595,000	9,496,975
3.000%, 02/15/2042	5,500,000	4,542,373

New York State
Dormitory Authority
2.152%, 03/15/2031	20,000,000	16,961,706
2.746%, 07/01/2030	6,430,000	5,704,955
5.096%, 08/01/2034	3,125,000	3,053,187

New York State
Environmental Facilities Corp.
3.000%, 06/15/2040	3,000,000	2,607,071

Percentages are stted as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

PERFORMANCE TRUST STRATEGIC BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2022

	PRINCIPAL
	AMOUNT	VALUE

New York – 1.51% (Cont.)

New York State
Thruway Authority
2.900%, 01/01/2035	$8,445,000	$7,395,629

Western Nassau County
Water Authority
2.958%, 04/01/2041	1,500,000	1,161,161
		83,496,269

Ohio – 0.96%

American Municipal Power, Inc.
7.499%, 02/15/2050	3,520,000	4,526,416
7.834%, 02/15/2041	4,670,000	6,104,278

County of Hamilton, OH
3.374%, 06/01/2034	285,000	258,686
3.756%, 06/01/2042	8,000,000	6,821,552

Franklin County Convention
Facilities Authority
2.022%, 12/01/2030	5,485,000	4,687,082
2.472%, 12/01/2034	22,100,000	18,406,977

JobsOhio Beverage System
2.833%, 01/01/2038	7,235,000	6,030,069

Ohio Higher Educational
Facility Commission
4.500%, 12/01/2026	4,025,000	3,939,611

South-Western City
School District
0.000%, 12/01/2028 (h)	2,735,000	2,088,325

Sycamore Community
City School District
5.850%, 12/01/2028	605,000	670,212
		53,533,208

Oklahoma – 0.60%

Oklahoma City Economic
Development Trust
1.471%, 03/01/2028	1,200,000	1,057,820
1.791%, 03/01/2030	1,455,000	1,246,033
1.891%, 03/01/2031	1,545,000	1,303,334

Oklahoma Development
Finance Authority
4.600%, 06/01/2044	5,000,000	4,973,400
5.450%, 08/15/2028	5,520,000	4,917,831

Oklahoma Municipal
Power Authority
2.431%, 01/01/2034	3,870,000	3,155,992
2.501%, 01/01/2035	3,475,000	2,803,838
2.551%, 01/01/2036	2,390,000	1,903,781
2.803%, 01/01/2041	15,500,000	11,954,913
		33,316,942

Oregon – 0.06%

Hospital Facilities Authority of
Multnomah County Oregon
1.250%, 06/01/2026	2,610,000	2,395,795

Oregon Health &
Science University
2.850%, 07/01/2030	1,000,000	919,627
		3,315,422

Pennsylvania – 0.82%

Berks County Industrial
Development Authority
3.950%, 05/15/2024	490,000	483,776
4.450%, 05/15/2027	800,000	777,619

City of Philadelphia, PA
1.618%, 07/15/2029	2,505,000	2,132,941
1.738%, 07/15/2030	2,250,000	1,882,505
1.838%, 07/15/2031	2,500,000	2,058,104

Commonwealth
Financing Authority
2.758%, 06/01/2030	1,040,000	923,124
3.657%, 06/01/2038	5,820,000	5,344,295
3.807%, 06/01/2041	6,110,000	5,410,421
4.014%, 06/01/2033	2,750,000	2,658,298

Montgomery County Industrial
Development Authority
3.150%, 11/15/2028	10,000,000	9,227,146

Pennsylvania Economic
Development Financing Authority
3.143%, 06/15/2042	7,600,000	6,199,653

Pennsylvania
Turnpike Commission
3.000%, 12/01/2042	9,070,000	7,137,699

Union County Hospital Authority
3.800%, 08/01/2023	295,000	294,764
4.400%, 08/01/2028	1,060,000	1,066,429
		45,596,774

Puerto Rico – 0.37%

Children’s Trust Fund
5.375%, 05/15/2033	275,000	281,985

Commonwealth of Puerto Rico
0.000%, 07/01/2024 (h)	153,671	142,030
0.000%, 07/01/2033 (h)	592,257	337,052
0.000%, 11/01/2043 (h)	2,291,998	1,183,244
4.000%, 07/01/2033	460,219	431,233
4.000%, 07/01/2035	413,675	380,355
4.000%, 07/01/2037	355,042	318,151
4.000%, 07/01/2041	482,722	421,567
4.000%, 07/01/2046	502,024	426,325
5.250%, 07/01/2023	255,706	259,577

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

PERFORMANCE TRUST STRATEGIC BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2022

	PRINCIPAL
	AMOUNT	VALUE

Puerto Rico – 0.37% (Cont.)

Commonwealth of
Puerto Rico (Cont.)
5.375%, 07/01/2025	$512,555	$528,992
5.625%, 07/01/2027	507,913	539,000
5.625%, 07/01/2029	499,673	538,162
5.750%, 07/01/2031	485,328	532,437

GDB Debt Recovery
Authority of Puerto Rico
7.500%, 08/20/2040	9,487,657	8,491,453

Puerto Rico Highway &
Transportation Authority
0.000%, 07/01/2026 (d)(h)	7,000,000	5,541,666
		20,353,229

South Carolina – 0.12%

Commission of Public Works,
City of Greer
5.500%, 09/01/2032	2,000,000	2,326,658

South Carolina Jobs-Economic
Development Authority
2.729%, 07/01/2030	5,015,000	4,524,524
		6,851,182

Tennessee – 0.18%

Memphis-Shelby County
Airport Authority
5.000%, 07/01/2045	3,000,000	3,110,618
5.000%, 07/01/2049	5,000,000	5,164,523

New Memphis Arena
Public Building Authority
0.000%, 04/01/2044 (h)	1,800,000	647,234
0.000%, 04/01/2045 (h)	2,000,000	682,457
0.000%, 04/01/2046 (h)	1,700,000	551,579
		10,156,411

Texas – 4.16%

Argyle Independent
School District
5.000%, 08/15/2047	8,000,000	8,864,362

Board of Regents of the
University of Texas System
5.134%, 08/15/2042	2,500,000	2,766,082

Bullard Independent
School District
5.000%, 02/15/2047	5,000,000	5,496,572

City of Austin, TX
Airport System Revenue
5.250%, 11/15/2047	5,000,000	5,344,886
5.000%, 11/15/2052	11,750,000	12,251,852

City of Dallas, TX
0.000%, 02/15/2031 (h)	10,000,000	6,664,728
0.000%, 02/15/2032 (h)	15,000,000	9,486,913

City of El Paso, TX
6.018%, 08/15/2035	3,000,000	3,392,389

City of Houston, TX
3.961%, 03/01/2047	5,800,000	5,429,420
5.508%, 03/01/2036	5,400,000	5,956,986
5.538%, 03/01/2037	4,100,000	4,494,849
6.290%, 03/01/2032	860,000	942,112

City of Houston, TX
Airport System Revenue
2.385%, 07/01/2031	26,835,000	22,947,172
6.880%, 01/01/2028	2,025,000	2,158,926

City of Irving, TX
7.375%, 08/15/2044	3,500,000	3,570,001

City of San Antonio, TX
Electric & Gas Systems Revenue
5.000%, 02/01/2049	5,000,000	5,331,023
5.718%, 02/01/2041	5,645,000	6,429,515
5.985%, 02/01/2039	13,030,000	15,246,511

Colony Economic
Development Corp.
7.250%, 10/01/2042	5,000,000	5,120,897

Dallas Fort Worth
International Airport
2.994%, 11/01/2038	15,980,000	13,796,737

Downtown Dallas
Development Authority
0.000%, 08/15/2036 (h)	6,730,000	3,285,807

Fredericksburg Independent
School District
5.000%, 02/15/2047	4,000,000	4,438,690

Lower Colorado River Authority
5.000%, 05/15/2045	5,160,000	5,457,731
5.000%, 05/15/2050	10,310,000	10,852,484

Metropolitan Transit
Authority of Harris County
Sales & Use Tax Revenue
2.599%, 11/01/2037	17,015,000	13,414,874

New Hope Cultural
Education Facilities Corp.
4.000%, 08/01/2020 (d)(g)	220,000	52,800

North Texas Tollway Authority
8.410%, 02/01/2030	5,090,000	5,923,217

Port of Beaumont Industrial
Development Authority
4.100%, 01/01/2028 (a)	6,000,000	4,808,081

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

PERFORMANCE TRUST STRATEGIC BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2022

	PRINCIPAL
	AMOUNT	VALUE

Texas – 4.16% (Cont.)

Pottsboro Independent
School District, TX
5.000%, 02/15/2047	$6,000,000	$6,595,887

San Antonio Independent
School District, TX
5.000%, 08/15/2047	15,000,000	16,633,868

Stafford Municipal
School District
3.084%, 08/15/2041	1,525,000	1,264,128

Texas Transportation
Commission
2.013%, 10/01/2037	6,295,000	4,656,559

White Settlement Independent
School District
5.000%, 08/15/2047	7,000,000	7,654,372
		230,730,431

Utah – 0.49%

City of Salt Lake City, UT
Airport Revenue
5.250%, 07/01/2048	7,000,000	7,287,000

County of Salt Lake, UT
Convention Hotel Revenue
5.750%, 10/01/2047 (a)(d)	5,000,000	4,560,742

Salt Lake City Corp.
Airport Revenue
5.000%, 07/01/2046	14,725,000	15,342,019
		27,189,761

Virginia – 0.31%

County of Botetourt, VA
6.000%, 07/01/2044	4,485,000	4,627,110

University of Virginia
6.200%, 09/01/2039	10,180,000	12,310,074
		16,937,184

Washington – 0.84%

King County Housing Authority
3.000%, 06/01/2040	3,005,000	2,454,420

NJB Properties
5.510%, 12/01/2036	7,665,000	8,254,926

Pierce County School
District No. 10 Tacoma
2.357%, 12/01/2039	14,560,000	10,819,881

Port of Seattle, WA
5.000%, 08/01/2046	13,000,000	13,558,971
5.500%, 08/01/2047	7,250,000	7,993,576

Spokane Public Facilities District
1.996%, 12/01/2030	3,950,000	3,363,264
		46,445,038

West Virginia – 0.07%

Tobacco Settlement
Finance Authority
2.701%, 06/01/2030	4,770,000	4,094,477

Wisconsin – 0.20%

Milwaukee Redevelopment
Authority
0.000%, 04/01/2039 (h)	1,000,000	418,100

Public Finance Authority
4.153%, 05/15/2031	3,635,000	3,611,982
5.000%, 05/15/2032 (a)	1,275,000	1,234,901
7.500%, 06/01/2029 (a)	5,750,000	5,802,797
		11,067,780
TOTAL MUNICIPAL BONDS
(Cost $1,722,685,393)		1,537,074,510

GOVERNMENT SECURITIES
& AGENCY ISSUES – 0.08%
United States International
Development Finance Corp.
1.320%, 03/15/2035	5,000,000	4,178,707

TOTAL GOVERNMENT
SECURITIES & AGENCY ISSUES
(Cost $5,000,000)		4,178,707

US GOVERNMENT NOTES/BONDS – 5.10%
United States Treasury
Notes/Bonds
1.500%, 02/29/2024	64,750,000	62,928,906
1.750%, 03/15/2025	90,000,000	86,301,563
2.625%, 04/15/2025	50,000,000	48,953,125
1.875%, 02/15/2041	25,000,000	19,248,047
2.375%, 02/15/2042	50,000,000	41,648,437
3.250%, 05/15/2042	25,000,000	24,011,719
TOTAL US GOVERNMENT
NOTES/BONDS
(Cost $296,106,982)		283,091,797

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

PERFORMANCE TRUST STRATEGIC BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2022

	PRINCIPAL
	AMOUNT	VALUE

SHORT-TERM INVESTMENTS – 0.18%
First American Government
Obligations Fund –
Class X, 2.039% (l)	$9,772,118	$9,772,118
TOTAL SHORT-TERM
INVESTMENTS
(Cost $9,772,118)		9,772,118

Total Investments
(Cost $6,264,324,842) – 99.52%		5,519,501,022

Other Assets in Excess
of Liabilities – 0.48%		26,805,001

TOTAL NET ASSETS – 100.00%		$5,546,306,023

Percentages are stated as a percent of net assets.
(a)	Securities issued pursuant to Rule 144A under the Securities Act of 1933.
(b)	Variable rate security; the rate shown represents the rate at August 31, 2022.
(c)	Foreign issued security.
(d)	Represents an illiquid security. The total market value of these securities was $54,962,492, representing 0.99% of net assets as of August 31, 2022.
(e)	Perpetual maturity. The date referenced is the next call date.
(f)	Variable rate security; the rate shown represents the rate at August 31, 2022. The coupon is based on an underlying pool of loans.
(g)	Default or other conditions existed at August 31, 2022.
(h)	Represents a principal-only security that entitles holders to receive only principal payments on underlying mortgages.
(i)	Step-up bond; the rate shown represents the rate at August 31, 2022.
(j)	Inverse floating rate security whose interest rate moves in opposite direction of reference interest rates. Reference interest rates are typically based on a negative multiplier slope.
(k)	Represents an interest-only security that entitles holders to receive only interest payments on underlying mortgages.
(l)	Seven day yield at August 31, 2022.
Abbreviations:
AG	Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e. owned by shareholders.
CMT	Constant Maturity Rate.
LIBOR	London Interbank Offered Rate.
PLC	Public Limited Company.
TSFR3M	3 Month Term Secured Overnight Financing Rate

The Schedule of Investments incorporates the Global Industry Classification Standard (GICS®).  GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

PERFORMANCE TRUST MUNICIPAL BOND FUND — SCHEDULE OF INVESTMENTS
August 31, 2022

	PRINCIPAL
	AMOUNT	VALUE

AGENCY COMMERCIAL MORTGAGE
BACKED SECURITIES – 2.58%

Freddie Mac Multifamily ML Certificates
2020-ML07, 2.015%,
10/25/2036 (a)(b)(c)	$15,395,617	$2,542,432
2019-ML06, 1.132%,
06/25/2037 (a)(b)	10,795,000	975,652
2021-ML08, 1.869%,
07/25/2037 (a)(b)	18,203,673	2,799,179
2.126%, 01/25/2038 (a)(b)	14,326,393	2,573,736
0.771%, 03/25/2038 (a)(b)(c)	34,431,238	2,055,889
1.578%, 06/25/2038 (a)(b)	15,216,201	2,011,430
1.552%, 02/25/2040 (a)(b)(c)	25,282,757	3,435,674
1.300%, 07/25/2041 (a)(b)	19,352,183	2,113,065
TOTAL AGENCY COMMERCIAL
MORTGAGE BACKED SECURITIES
(Cost $19,106,977)		18,507,057

NON-AGENCY COMMERCIAL
MORTGAGE BACKED
SECURITIES – 1.30%

California Housing Finance Agency
0.844%, 03/25/2035 (a)(b)	32,142,065	1,878,704
0.796%, 11/20/2035 (a)(b)	42,697,708	2,467,501
2021-3, 0.788%, 08/20/2036 (a)(b)	26,004,105	1,636,958

Washington State Housing
Finance Commission
0.725%, 12/20/2035 (b)	62,688,354	3,315,587
TOTAL NON-AGENCY COMMERCIAL
MORTGAGE BACKED SECURITIES
(Cost $9,678,801)		9,298,750

MUNICIPAL BONDS – 96.51%

Alabama – 1.20%

Black Belt Energy Gas District
4.000%, 06/01/2028	2,450,000	2,514,203
4.000%, 06/01/2051 (a)	5,000,000	4,971,884

Lower Alabama Gas District
5.000%, 09/01/2031	1,005,000	1,077,323
		8,563,410

Alaska – 0.63%

Alaska Industrial Development
& Export Authority
5.250%, 06/01/2045	2,735,000	2,731,608

CIVIC Ventures, AK
5.000%, 09/01/2033	1,750,000	1,785,239
		4,516,847
Arizona – 5.19%

Arizona Industrial
Development Authority
1.500%, 07/01/2023	150,000	145,720
1.800%, 07/01/2024	175,000	164,785
3.250%, 07/01/2031	2,000,000	1,757,678
4.000%, 11/01/2045	2,000,000	1,842,801
4.000%, 11/01/2050	2,500,000	2,257,657
5.000%, 02/01/2037	1,500,000	1,620,489

City of Phoenix Civic
Improvement Corp.
5.000%, 07/01/2043	7,645,000	8,459,118
5.500%, 07/01/2038	2,000,000	2,435,957
5.500%, 07/01/2042	1,545,000	1,876,298

Florence Town, Inc.
Industrial Development Authority
5.000%, 07/01/2023 (c)	100,000	101,956

Industrial Development Authority
of the City of Phoenix
4.000%, 07/01/2026 (c)	2,475,000	2,471,408
5.000%, 07/01/2045 (c)	4,000,000	4,021,726
6.750%, 07/01/2044 (c)	3,000,000	3,156,498

Park Central Community
Facilities District
4.375%, 07/01/2024	820,000	816,824

Town of Queen Creek AZ
Excise Tax Revenue
5.000%, 08/01/2034	3,925,000	4,545,065
5.000%, 08/01/2037	1,300,000	1,479,802
		37,153,782
Arkansas – 0.31%

County of Saline, AR
3.550%, 06/01/2042	20,000	17,775

University of Arkansas
5.000%, 04/01/2047	2,000,000	2,168,977
		2,186,752
California – 9.45%

California Community
Choice Financing Authority
4.000%, 05/01/2053 (a)	3,000,000	3,053,459

California County Tobacco
Securitization Agency
5.000%, 06/01/2033	1,950,000	2,120,310

California Educational
Facilities Authority
5.000%, 03/15/2039	1,015,000	1,194,270

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

PERFORMANCE TRUST MUNICIPAL BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2022

	PRINCIPAL
	AMOUNT	VALUE

California – 9.45% (Cont.)

California Municipal
Finance Authority
4.000%, 12/01/2026 (c)	$1,750,000	$1,691,161
5.000%, 12/01/2054 (c)	1,000,000	1,008,452
5.000%, 12/01/2046 (c)	750,000	758,999

California Public Finance Authority
2.875%, 05/15/2027 (c)	1,125,000	1,048,180

California Statewide Communities
Development Authority
6.400%, 06/01/2039	2,340,000	2,538,966

City of San Diego, CA Tobacco
Settlement Revenue Funding Corp.
4.000%, 06/01/2032	1,230,000	1,216,240

Coachella Valley
Unified School District/CA
0.000%, 08/01/2034 (e)	1,145,000	732,606
0.000%, 08/01/2035 (e)	515,000	313,796
0.000%, 08/01/2043 (e)	1,015,000	397,952

Encinitas Union School District
6.750%, 08/01/2035	1,070,000	1,367,061

Fowler Unified School District
5.500%, 08/01/2053	4,945,000	5,698,158

Freddie Mac Multifamily
ML Certificates
0.247%, 11/25/2033 (a)(b)	46,754,926	850,472

Golden State Tobacco
Securitization Corp.
3.000%, 06/01/2046	3,865,000	3,399,250

Inland Empire Tobacco
Securitization Corp.
3.678%, 06/01/2038	2,945,000	2,787,888

Los Angeles Housing Authority
5.000%, 06/01/2044	2,200,000	2,291,024

Low Income Investment Fund
3.711%, 07/01/2029	1,000,000	967,545

Manteca Redevelopment
Agency Successor Agency
2.393%, 10/01/2030	500,000	431,826

M-S-R Energy Authority
6.500%, 11/01/2039	2,350,000	2,839,415
7.000%, 11/01/2034	1,160,000	1,420,070

Poway Unified School District
0.000%, 08/01/2046 (e)	10,000,000	3,389,877

Riverside County Redevelopment
Successor Agency
5.000%, 10/01/2031	840,000	912,674

San Diego Public Facilities
Financing Authority
5.000%, 05/15/2047	5,000,000	5,584,950

San Diego Unified School District
0.000%, 07/01/2041 (e)	2,065,000	1,824,143

San Leandro Unified School District
0.000%, 08/01/2039 (e)	2,175,000	1,988,741

San Mateo Union
High School District
0.000%, 09/01/2041 (e)	1,285,000	1,196,943

Santa Barbara Secondary
High School District
0.000%, 08/01/2040 (e)	1,400,000	639,804

St. Helena Unified School District
0.000%, 06/01/2036 (e)	2,805,000	3,133,794

University of California
5.000%, 05/15/2046	5,000,000	5,479,287
5.500%, 05/15/2058	3,720,000	4,092,680

West Contra Costa
Unified School District
0.000%, 08/01/2036 (e)	2,220,000	1,304,936
		67,674,929

Colorado – 3.78%

City & County of Denver CO
Airport System Revenue
5.500%, 11/15/2053	4,000,000	4,333,224

City & County of Denver, CO
Airport System Revenue
5.000%, 12/01/2034	2,500,000	2,753,217

City of Fruita, CO
Healthcare Revenue
5.000%, 01/01/2028	800,000	770,828

Colorado Health
Facilities Authority
5.000%, 08/01/2044	2,410,000	2,492,951
5.000%, 05/15/2047	6,000,000	6,537,376

CommonSpirit Health
2.950%, 11/01/2022	1,725,000	1,723,916

Public Authority for
Colorado Energy
6.500%, 11/15/2038	3,845,000	4,691,789

Vauxmont Metropolitan District
5.000%, 12/01/2050	3,450,000	3,725,036
		27,028,337

Delaware – 0.50%

University of Delaware
5.000%, 11/01/2038	1,595,000	1,853,617
5.000%, 11/01/2039	1,510,000	1,754,378
		3,607,995

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

PERFORMANCE TRUST MUNICIPAL BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2022

	PRINCIPAL
	AMOUNT	VALUE

District of Columbia – 1.05%

District of Columbia
5.000%, 06/01/2055	$2,000,000	$1,976,579
5.500%, 07/01/2047	4,750,000	5,515,903
		7,492,482

Florida – 7.01%

Bay County School Board
5.500%, 07/01/2041	1,300,000	1,458,657
5.500%, 07/01/2042	1,300,000	1,453,299

Capital Trust Agency, Inc.
5.000%, 08/01/2040	300,000	307,656
5.000%, 08/01/2055	800,000	805,516

City of Belle Isle, FL
5.500%, 10/01/2022	120,000	120,215

City of Tampa FL Water &
Wastewater System Revenue
5.000%, 10/01/2047	5,280,000	5,894,167

County of Lake, FL
3.375%, 08/15/2026	500,000	500,195

County of Lee, FL Airport Revenue
5.000%, 10/01/2046	3,000,000	3,112,769

County of Miami-Dade FL
0.000%, 10/01/2041 (e)	1,375,000	569,383
0.000%, 10/01/2042 (e)	985,000	385,074
0.000%, 10/01/2045 (e)	4,500,000	1,530,133

County of Miami-Dade, FL
Aviation Revenue
5.000%, 10/01/2038	3,250,000	3,367,858

County of Pasco FL
Sales Tax Revenue
5.000%, 10/01/2042	4,240,000	4,624,696

Florida Development Finance Corp.
5.000%, 09/15/2040 (c)	2,050,000	2,040,317
5.500%, 09/15/2025 (c)	1,260,000	1,246,341
6.500%, 01/01/2049 (a)(c)	2,735,000	2,483,791
7.375%, 01/01/2049 (c)	3,000,000	2,861,807

Greater Orlando Aviation Authority
5.000%, 10/01/2046	1,500,000	1,555,862

Palm Beach County, FL
School District
5.250%, 08/01/2040	3,500,000	3,923,500

Sarasota County
Public Hospital District
5.000%, 07/01/2052	4,000,000	4,195,096

School District of
Broward County/FL
5.000%, 07/01/2047	7,000,000	7,748,377
		50,184,709

Georgia – 4.47%

Americus & Sumter County
Hospital Authority
5.125%, 05/15/2023	90,000	90,733

City of Atlanta, GA
Water & Wastewater Revenue
5.500%, 11/01/2027	1,550,000	1,701,509

City of Conyers, GA
4.300%, 03/01/2031 (d)	1,185,000	1,030,890

Cobb County Kennestone
Hospital Authority
5.000%, 04/01/2050	5,000,000	5,193,587

Georgia Ports Authority
5.000%, 07/01/2047	7,500,000	8,211,139

Macon-Bibb County
Housing Authority
1.400%, 11/01/2024 (a)	1,200,000	1,197,205
1.625%, 10/01/2024 (a)	3,250,000	3,239,331

Main Street Natural Gas, Inc.
5.000%, 05/15/2029	1,250,000	1,331,331
5.000%, 12/01/2052 (a)	5,000,000	5,252,610

Municipal Electric
Authority of Georgia
5.000%, 01/01/2045	1,000,000	1,040,789

Paulding County
Hospital Authority/GA
5.000%, 04/01/2042	3,500,000	3,706,878
		31,996,002

Hawaii – 1.82%

City & County Honolulu HI
Wastewater System Revenue
5.000%, 07/01/2042	6,855,000	7,775,559

State of Hawaii Airports
System Revenue
5.000%, 07/01/2047	5,000,000	5,235,963
		13,011,522

Idaho – 1.35%

City of Boise City ID
Water Renewal Revenue
5.000%, 09/01/2047	1,650,000	1,834,799

Idaho Housing &
Finance Association
5.000%, 08/15/2047	7,040,000	7,825,435
		9,660,234

Illinois – 3.44%

Chicago Board of Education
0.000%, 12/01/2022 (e)	840,000	834,289

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

PERFORMANCE TRUST MUNICIPAL BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2022

	PRINCIPAL
	AMOUNT	VALUE

Illinois – 3.44% (Cont.)

Chicago O’Hare
International Airport
5.000%, 01/01/2037	$2,000,000	$2,060,351
5.000%, 01/01/2042	510,000	521,062

Cook County
School District No. 103
0.000%, 12/01/2022 (e)	850,000	844,180

County of Cook IL
Sales Tax Revenue
5.250%, 11/15/2045	5,000,000	5,497,619

Illinois Finance Authority
5.000%, 08/15/2047	5,000,000	5,321,448

Macon County
School District No. 61
5.000%, 12/01/2040	1,000,000	1,081,083

Metropolitan Pier &
Exposition Authority
0.000%, 12/15/2036 (e)	2,500,000	1,309,136

Regional Transportation Authority
5.750%, 06/01/2034	3,000,000	3,546,620

Sales Tax Securitization Corp.
5.000%, 01/01/2027	1,700,000	1,839,264
State of Illinois Sales Tax Revenue
6.000%, 06/15/2026	1,575,000	1,744,705
		24,599,757

Indiana – 5.84%

Avon Community
School Building Corp.
5.000%, 07/15/2038	1,000,000	1,105,324
5.000%, 07/15/2039	2,990,000	3,296,754
5.000%, 01/15/2041	3,065,000	3,367,576

City of Valparaiso, IN
6.750%, 01/01/2034	500,000	518,663

Fort Wayne
Redevelopment Authority
5.000%, 12/15/2041	2,040,000	2,249,539

Franklin Township-Marion County
Multiple School Building Corp.
5.000%, 07/15/2040	4,520,000	5,001,615

Greater Clark Building Corp.
6.000%, 07/15/2038	1,000,000	1,213,438
6.000%, 01/15/2042	5,250,000	6,331,116

Indiana Finance Authority
5.000%, 01/01/2042	1,000,000	1,063,374
5.000%, 09/01/2036	1,000,000	1,056,715

Indiana Health Facility
Financing Authority
5.000%, 11/15/2034	1,350,000	1,425,595

Merrillville Multi School
Building Corp.
5.000%, 01/15/2042	8,890,000	9,751,323

Tippecanoe County
School Building Corp.
6.000%, 01/15/2042	4,500,000	5,439,208
		41,820,240

Iowa – 0.72%

Iowa Tobacco Settlement Authority
4.000%, 06/01/2049	5,435,000	5,152,202

Kansas – 0.46%

Wyandotte County Unified
School District No 203 Piper
5.250%, 09/01/2052	3,000,000	3,316,099

Kentucky – 0.52%

County of Trimble, KY
1.300%, 09/01/2044 (a)	3,500,000	2,935,158

Kentucky Economic
Development Finance Authority
5.000%, 05/15/2026	815,000	819,117
		3,754,275

Louisiana – 0.09%

Tobacco Settlement Financing Corp.
5.250%, 05/15/2033	645,000	658,606

Maryland – 0.75%

Maryland Stadium Authority
5.000%, 05/01/2050	2,500,000	2,737,059

State of Maryland
Department of Transportation
5.000%, 12/01/2029	2,250,000	2,593,307
		5,330,366

Michigan – 8.12%

City of Detroit, MI
4.000%, 04/01/2044 (a)	3,000,000	2,382,452
5.000%, 04/01/2046	1,850,000	1,863,938

Garden City School District/MI
5.000%, 05/01/2046	1,505,000	1,652,304
5.000%, 05/01/2048	1,640,000	1,797,463

Great Lakes Water Authority
Sewage Disposal System Revenue
5.250%, 07/01/2042	9,905,000	11,025,553

Great Lakes Water Authority
Water Supply System Revenue
5.250%, 07/01/2042	3,000,000	3,339,390

Hemlock Public School District
5.000%, 05/01/2045	1,200,000	1,313,593

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

PERFORMANCE TRUST MUNICIPAL BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2022

	PRINCIPAL
	AMOUNT	VALUE

Michigan – 8.12% (Cont.)

Holly Area School District
5.250%, 05/01/2048	$8,235,000	$9,233,318

Kalamazoo Economic
Development Corp.
2.625%, 05/15/2025	1,150,000	1,104,705

Michigan Finance Authority
3.267%, 06/01/2039	6,000,000	5,067,472
3.875%, 10/01/2023	250,000	250,496
5.000%, 12/01/2041	1,990,000	2,134,128

Michigan State Building Authority
5.000%, 10/15/2047	3,795,000	4,143,576

Schoolcraft Community Schools
5.000%, 05/01/2046	2,000,000	2,208,413

Thornapple Kellogg School District
5.000%, 05/01/2043	2,360,000	2,596,474

Walled Lake
Consolidated School District
5.000%, 05/01/2045	2,300,000	2,522,150
5.000%, 05/01/2047	4,950,000	5,475,973
		58,111,398

Minnesota – 1.08%

City of Minneapolis, MN
5.000%, 03/01/2029	450,000	452,595
5.750%, 07/01/2055	2,000,000	2,054,554

City of St. Anthony, MN
6.000%, 12/01/2030	1,000,000	1,021,176

Minneapolis-St Paul
Metropolitan Airports Commission
5.250%, 01/01/2047	3,925,000	4,189,058
		7,717,383

Missouri – 0.77%

City of Kansas City MO
5.000%, 09/01/2033	1,000,000	1,128,978

Metropolitan St Louis
Sewer District
5.000%, 05/01/2047	2,875,000	3,210,228

St. Louis County
Industrial Development Authority
5.125%, 09/01/2048	1,250,000	1,156,335
		5,495,541
Nebraska – 1.03%
Central Plains Energy Project
5.000%, 09/01/2034	2,000,000	2,143,932
5.000%, 05/01/2053 (a)	5,000,000	5,244,755
		7,388,687
New Jersey – 0.78%

Garden State Preservation Trust
5.750%, 11/01/2028	965,000	1,078,871

New Jersey Economic
Development Authority
3.375%, 07/01/2030	1,000,000	965,012
5.500%, 01/01/2027	300,000	309,363

New Jersey Transportation
Trust Fund Authority
0.000%, 12/15/2037 (e)	395,000	207,418
0.000%, 12/15/2038 (e)	1,000,000	496,035
0.000%, 12/15/2030 (e)	1,870,000	1,433,359

Tobacco Settlement
Financing Corp.
5.000%, 06/01/2033	1,035,000	1,105,461
		5,595,519

New York – 3.58%

Build NYC Resource Corp.
4.000%, 06/15/2031	600,000	575,446
4.000%, 06/15/2041	1,350,000	1,186,687

New York City Transitional
Finance Authority Future
Tax Secured Revenue
5.250%, 08/01/2042	5,000,000	5,593,062

New York State
Dormitory Authority
2.692%, 07/01/2035	1,000,000	821,097
2.742%, 07/01/2036	1,205,000	978,960
2.792%, 07/01/2037	1,200,000	964,049
2.842%, 07/01/2038	1,100,000	871,638
5.000%, 03/15/2046	2,650,000	2,855,983

New York Transportation
Development Corp.
5.000%, 12/01/2037	1,280,000	1,335,376
5.000%, 12/01/2032	3,900,000	4,223,184

Port Authority of
New York & New Jersey
5.000%, 09/01/2032	1,525,000	1,573,917

Triborough Bridge &
Tunnel Authority
5.000%, 05/15/2041	4,245,000	4,660,530
		25,639,929

North Carolina – 1.90%

City of Charlotte NC
Airport Revenue
5.000%, 07/01/2042	5,035,000	5,534,204

City of Charlotte NC Water &
Sewer System Revenue
5.000%, 07/01/2035	2,625,000	3,114,732

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

PERFORMANCE TRUST MUNICIPAL BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2022

	PRINCIPAL
	AMOUNT	VALUE

North Carolina – 1.90% (Cont.)

North Carolina Medical
Care Commission
2.500%, 10/01/2024	$740,000	$719,476

University of North Carolina
at Chapel Hill
5.000%, 02/01/2049	3,700,000	4,258,493
		13,626,905

North Dakota – 0.29%

City of Larimore, ND
0.850%, 05/01/2024	2,000,000	1,902,684

City of Mandan, ND
2.750%, 09/01/2041	225,000	202,061
		2,104,745

Ohio – 1.93%

County of Cuyahoga, OH
5.500%, 02/15/2052	1,300,000	1,349,071

County of Hamilton, OH
3.374%, 06/01/2034	3,020,000	2,741,166
5.000%, 11/15/2049	7,500,000	8,529,647

Ohio Higher Educational
Facility Commission
3.750%, 12/01/2023	1,215,000	1,201,365
		13,821,249

Oregon – 0.24%

Clackamas County
Hospital Facility Authority
2.750%, 11/15/2025	375,000	364,763

Hospital Facilities Authority of
Multnomah County Oregon
0.950%, 06/01/2027	1,000,000	884,890

Medford Hospital
Facilities Authority
5.000%, 10/01/2024	450,000	459,597
		1,709,250

Pennsylvania – 2.07%

City of Philadelphia PA Water
& Wastewater Revenue
5.500%, 06/01/2047	5,000,000	5,650,738

Commonwealth Financing Authority
5.000%, 06/01/2034	1,750,000	1,891,890
5.000%, 06/01/2035	730,000	787,029

Delaware Valley Regional
Finance Authority
2.470% (1 Month LIBOR
USD + 0.880%), 09/01/2048 (a)	1,000,000	995,326

Pennsylvania Economic
Development Financing Authority
5.000%, 06/30/2028	750,000	788,129

Pennsylvania State University/The
5.000%, 09/01/2038	1,500,000	1,696,317

Pennsylvania Turnpike Commission
6.000%, 12/01/2030	625,000	725,529
6.375%, 12/01/2038	2,000,000	2,316,761
		14,851,719

Puerto Rico – 1.25%

Children’s Trust Fund
5.375%, 05/15/2033	125,000	128,175

Commonwealth of Puerto Rico
0.000%, 07/01/2024 (e)	49,219	45,490
0.000%, 07/01/2033 (e)	189,697	107,956
0.000%, 11/01/2043 (a)	734,362	379,114
4.000%, 07/01/2033	147,407	138,123
4.000%, 07/01/2035	132,497	121,825
4.000%, 07/01/2037	113,718	101,902
4.000%, 07/01/2041	154,613	135,026
4.000%, 07/01/2046	160,797	136,551
5.250%, 07/01/2023	81,902	83,142
5.375%, 07/01/2025	164,169	169,433
5.625%, 07/01/2027	162,682	172,639
5.625%, 07/01/2029	160,042	172,370
5.750%, 07/01/2031	155,448	170,537

GDB Debt Recovery
Authority of Puerto Rico
7.500%, 08/20/2040	3,164,947	2,832,628

Puerto Rico Highway &
Transportation Authority
5.850%, 03/01/2027 (d)	1,395,000	1,397,790

Puerto Rico Sales Tax Financing
Corp. Sales Tax Revenue
0.000%, 07/01/2024 (e)	1,543,000	1,447,839
0.000%, 07/01/2029 (e)	1,589,000	1,217,131
		8,957,671

South Carolina – 0.93%

Commission of Public Works,
City of Greer
5.500%, 09/01/2032	1,000,000	1,163,329

University of South Carolina
5.000%, 05/01/2046	4,970,000	5,471,717
		6,635,046

Tennessee – 0.81%

New Memphis Arena
Public Building Authority
0.000%, 04/01/2030 (e)	750,000	685,989
0.000%, 04/01/2031 (e)	1,500,000	1,372,298

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

PERFORMANCE TRUST MUNICIPAL BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2022

	PRINCIPAL
	AMOUNT	VALUE

Tennessee – 0.81% (Cont.)

Tennergy Corp/TN
4.000%, 12/01/2051 (a)	$3,775,000	$3,768,432
		5,826,719

Texas – 15.67%

Alvarado Independent
School District/TX
5.000%, 02/15/2047	8,000,000	8,761,155

Argyle Independent School District
5.000%, 08/15/2047	8,000,000	8,864,362

Barbers Hill Independent
School District
5.000%, 02/15/2042	5,000,000	5,585,324

Bullard Independent School District
5.000%, 02/15/2047	5,405,000	5,941,795

Celina Independent School District
5.000%, 02/15/2047	5,000,000	5,535,833

City of Austin TX
Airport System Revenue
5.000%, 11/15/2043	3,685,000	3,890,555
5.250%, 11/15/2047	2,410,000	2,576,235

City of Fort Worth, TX
5.250%, 03/01/2036	1,800,000	1,858,967

City of Midland TX
5.000%, 03/01/2047	5,000,000	5,489,599

Clifton Higher Education
Finance Corp.
6.000%, 03/01/2029 (a)	2,915,000	2,994,636

Colony Economic
Development Corp.
7.250%, 10/01/2042	1,500,000	1,536,269

Colony Local Development Corp.
7.250%, 10/01/2033	700,000	718,182

County of Harris, TX
2.616% (3 Month LIBOR
USD + 0.670%), 08/15/2035 (a)	1,020,000	937,700

Deer Park Independent
School District
5.000%, 08/15/2047	1,230,000	1,372,667

Fredericksburg Independent
School District
5.000%, 02/15/2047	4,195,000	4,655,076

Melissa Independent
School District
5.000%, 02/01/2047	6,000,000	6,667,153

Pasadena Independent
School District
5.000%, 02/15/2047	4,165,000	4,564,131

Port of Beaumont Industrial
Development Authority
4.100%, 01/01/2028 (c)	3,000,000	2,404,040

Pottsboro Higher Education
Finance Corp.
2.000%, 08/15/2040	775,000	540,673

Pottsboro Independent
School District/TX
5.000%, 02/15/2047	6,695,000	7,359,911

State of Texas
4.000%, 08/01/2033	1,315,000	1,385,632
4.000%, 08/01/2034	1,350,000	1,410,774

Tarrant County Cultural Education
Facilities Finance Corp.
5.000%, 10/01/2040	1,350,000	1,472,140
5.000%, 07/01/2036	1,500,000	1,612,333
5.000%, 07/01/2053	4,000,000	4,204,889

University of Houston
5.000%, 02/15/2042	5,000,000	5,559,832

Van Alstyne Independent
School District
5.000%, 02/15/2047	5,935,000	6,597,153

White Settlement Independent
School District
5.000%, 08/15/2047	7,035,000	7,692,644
		112,189,660

Utah – 1.57%

City of Salt Lake City UT
Airport Revenue
5.250%, 07/01/2048	2,260,000	2,352,660

County of Utah, UT
5.000%, 05/15/2041	1,500,000	1,572,404

Utah Associated Municipal
Power Systems
5.000%, 09/01/2037	2,030,000	2,168,654

Utah Charter School
Finance Authority
5.000%, 10/15/2035	1,500,000	1,568,688
5.000%, 04/15/2039	700,000	753,997

Wildflower Improvement Association
6.625%, 03/01/2031 (c)(d)	2,895,549	2,814,740
		11,231,143

Virginia – 0.36%

Arlington County Industrial
Development Authority
5.000%, 07/01/2037	500,000	533,351

County of Botetourt, VA
6.000%, 07/01/2044	2,000,000	2,063,371
		2,596,722

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

PERFORMANCE TRUST MUNICIPAL BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2022

	PRINCIPAL
	AMOUNT	VALUE

Washington – 4.57%

City of Seattle WA Municipal
Light & Power Revenue
5.000%, 07/01/2047	$8,000,000	$8,883,163

Port of Seattle WA
5.500%, 08/01/2047	5,000,000	5,512,811

Port of Seattle, WA
5.000%, 04/01/2034	1,500,000	1,546,023

State of Washington
5.000%, 08/01/2046	4,875,000	5,344,248
5.000%, 02/01/2046	5,000,000	5,508,056
5.000%, 08/01/2047	5,000,000	5,525,289

Washington State Housing
Finance Commission
5.000%, 01/01/2055 (c)	500,000	428,949
		32,748,539

Wisconsin – 0.98%

Public Finance Authority
5.000%, 10/01/2044	1,000,000	1,035,876
5.000%, 07/01/2038	2,550,000	2,733,132
7.500%, 06/01/2029 (c)	2,000,000	2,018,364

Wisconsin Health &
Educational Facilities Authority
5.000%, 08/15/2034	1,180,000	1,255,072
		7,042,444
TOTAL MUNICIPAL BONDS
(Cost $720,438,388)		690,998,815

SHORT-TERM INVESTMENT – 4.43%
First American Government
Obligations Fund –
Class X, 2.039% (f)	31,741,058	31,741,058
TOTAL SHORT-TERM INVESTMENT
(Cost $31,741,058)		31,741,058

Total Investments
(Cost $780,965,224) – 104.83%		750,545,680

Liabilities in Excess
of Other Assets – (4.83)%		(34,607,920)

TOTAL NET ASSETS – 100.00%		$715,937,760

Percentages are stated as a percent of net assets.
(a)	Variable rate security; the rate shown represents the rate at August 31, 2022. The coupon is based on an underlying pool of loans.
(b)	Represents an interest-only security that entitles holders to receive only interest payments on underlying mortgages.
(c)	Securities issued pursuant to Rule 144A under the Securities Act of 1933.
(d)	Represents an illiquid security. The total market value of these securities was $5,243,420, representing 0.73% of net assets as of August 31, 2022.
(e)	Represents a security issued at a discount to its face value but pays no interest.
(f)	Seven day yield at August 31, 2022.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

PERFORMANCE TRUST CREDIT FUND — SCHEDULE OF INVESTMENTS
August 31, 2022

	PRINCIPAL
	AMOUNT	VALUE

ASSET BACKED SECURITIES – 7.35%

American Credit Acceptance
Receivables Trust
2022-2, 4.410%, 06/13/2028 (a)	$600,000	$585,048
2022-3, 4.860%, 10/13/2028 (a)	1,000,000	996,437

Exeter Automobile
Receivables Trust
2022-2A, 3.650%, 10/15/2026	500,000	490,480
2022-2A, 3.850%, 07/17/2028	1,000,000	970,595
2022-4A, 4.920%, 12/15/2028	1,000,000	995,705

Flagship Credit Auto Trust
2022-3, 0.000%, 04/15/2027 (a)	1,000,000	996,160

Santander Drive Auto
Receivables Trust
2022-5, 4.740%, 10/16/2028	1,000,000	995,933

TOTAL ASSET BACKED
SECURITIES
(Cost $6,076,906)		6,030,358

COLLATERALIZED LOAN
OBLIGATIONS – 14.02%

Apidos CLO XI
2012-11A, 6.490%
(3 Month LIBOR USD + 3.750%),
04/17/2034 (a)(b)(c)	500,000	474,819

Apidos CLO XII
2013-12A, 7.912%
(3 Month LIBOR USD + 5.400%),
04/15/2031 (a)(b)(c)	350,000	289,155

Apidos CLO XXXII
2019-32A, 9.460%
(3 Month LIBOR USD + 6.750%),
01/20/2033 (a)(b)(c)	500,000	450,575

Ares XXXIX CLO Ltd.
2016-39A, 6.090%
(3 Month LIBOR USD + 3.350%),
04/18/2031 (a)(b)(c)	1,000,000	926,220

Ares XXXVII CLO Ltd.
2015-4A, 5.162%
(3 Month LIBOR USD + 2.650%),
10/15/2030 (a)(b)(c)	1,000,000	909,116

Burnham Park CLO Ltd.
2016-1A, 5.560
(3 Month LIBOR USD + 2.850%),
10/20/2029 (a)(b)(c)	1,000,000	934,161

Buttermilk Park CLO Ltd.
2018-1A, 5.612%
(3 Month LIBOR USD + 3.100%),
10/15/2031 (a)(b)(c)	1,000,000	938,132

Cayuga Park CLO Ltd.
2020-1A, 8.740%
(3 Month LIBOR USD + 6.000%),
07/17/2034 (a)(b)(c)	1,250,000	1,117,661

Goldentree Loan
Management US CLO 2 Ltd.
2017-2A, 7.410%
(3 Month LIBOR USD + 4.700%),
11/28/2030 (a)(b)(c)	700,000	589,645

Goldentree Loan
Management US CLO 4 Ltd.
2019-4A, 7.533%
(3 Month LIBOR USD + 4.750%),
04/24/2031 (a)(b)(c)	350,000	290,760

GoldentTree Loan
Management US CLO 1 Ltd.
2021-9A, 5.610
(3 Month LIBOR USD + 2.900%),
01/20/2033 (a)(b)(c)	500,000	444,439

LCM Loan Income Fund I
Income Note Issuer Ltd.
27A, 8.340%
(3 Month LIBOR USD + 5.600%),
07/16/2031 (a)(b)(c)	500,000	364,906

LCM XVIII LP
18A, 8.660%
(3 Month LIBOR USD + 5.950%),
04/20/2031 (a)(b)(c)	650,000	484,696

LCM XXII Ltd.
22A, 5.510%
(3 Month LIBOR USD + 2.800%),
10/20/2028 (a)(b)(c)	895,000	788,412

Neuberger Berman Loan
Advisers CLO 33 Ltd.
2019-33A, 5.640%
(3 Month LIBOR USD + 2.900%),
10/16/2033 (a)(b)(c)	1,000,000	936,155

Neuberger Berman Loan
Advisers CLO 35 Ltd.
2019-35A, 9.738%
(3 Month LIBOR USD + 7.000%),
01/19/2033 (a)(b)(c)	1,000,000	951,496

Peace Park CLO Ltd.
2021-1A, 5.660
(3 Month LIBOR USD + 2.950%),
10/20/2034 (a)(b)(c)	665,000	611,141

TOTAL COLLATERALIZED
LOAN OBLIGATIONS
(Cost $11,855,146)		11,501,489

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

PERFORMANCE TRUST CREDIT FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2022

	PRINCIPAL
	AMOUNT	VALUE

CORPORATE BONDS – 34.49%

Diversified Consumer
Services – 0.42%

Prime Security Services Borrower, LLC
3.375%, 08/31/2027	$400,000	$343,756

Diversified Financial Services – 0.24%

Compeer Financial FLCA
3.375% (SOFR + 1.965%),
06/01/2036 (b)	250,000	200,309

Aerospace & Defense – 1.03%

Howmet Aerospace, Inc.
3.000%, 01/15/2029	1,000,000	845,940

Banks – 7.41%

Barclays PLC
6.125% (5 Year CMT Rate +
5.867%), 09/15/2166 (b)	250,000	230,613

First Foundation, Inc.
3.500% (SOFR + 2.040%),
02/01/2032 (b)	500,000	438,146

First-Citizens Bank & Trust Co.
6.125%, 03/09/2028	1,000,000	1,034,524

HomeStreet, Inc.
3.500% (TSFR3M + 2.150%),
01/30/2032 (b)	500,000	450,139

National Australia Bank Ltd.
3.347% (5 Year CMT Rate +
1.700%), 01/12/2037 (b)	500,000	415,039

Renasant Corp.
3.000% (TSFR3M + 1.910%),
12/01/2031 (b)	750,000	650,188

Synovus Financial Corp.
5.900% (5 Year Swap Rate USD +
3.379%), 02/07/2029 (b)	1,000,000	991,563

Texas Capital Bancshares, Inc.
4.000% (5 Year CMT Rate +
3.150%), 05/06/2031 (b)	1,000,000	884,519

Western Alliance Bank
5.250% (TSFR3M + 5.120%),
06/01/2030 (b)	1,000,000	982,975

Building Products – 0.25%

Masonite International Corp.
3.500%, 02/15/2030	250,000	201,339

Capital Markets – 2.30%

Ares Capital Corp.
3.200%, 11/15/2031	1,080,000	845,359

MSCI, Inc.
3.625%, 11/01/2031	1,250,000	1,043,365

Chemicals – 0.87%

Axalta Coating Systems, LLC
3.375%, 02/15/2029	400,000	331,150

Scotts Miracle-Gro Co.
4.375%, 02/01/2032	500,000	376,830

Consumer Finance – 1.01%

OneMain Finance Corp.
5.375%, 11/15/2029	1,000,000	829,855

Containers & Packaging – 1.22%

Ball Corp.
2.875%, 08/15/2030	1,000,000	812,490

Graphic Packaging International, LLC
4.750%, 07/15/2027	200,000	190,733

Distributors – 0.25%

Genuine Parts Co.
2.750%, 02/01/2032	250,000	208,071

Electronic Equipment,
Instruments & Components – 1.06%

CDW Finance Corp.
3.250%, 02/15/2029	1,000,000	869,640

Equity Real Estate
Investment Trusts (REITs) – 0.49%

American Finance Trust, Inc.
4.500%, 09/30/2028	500,000	400,513

Health Care Providers
& Services – 0.51%

Centene Corp.
3.000%, 10/15/2030	500,000	416,465

Hotels, Restaurants & Leisure – 1.04%

Papa John’s International, Inc.
3.875%, 09/15/2029	1,000,000	856,340

Household Durables – 2.83%

KB Home
4.800%, 11/15/2029	1,000,000	861,417

M/I Homes, Inc.
3.950%, 02/15/2030	750,000	602,078

Meritage Homes Corp.
3.875%, 04/15/2029	1,000,000	851,095

IT Services – 2.26%

Gartner, Inc.
3.625%, 06/15/2029	1,000,000	861,335

Global Payments, Inc.
5.300%, 08/15/2029	1,000,000	992,091

Machinery – 1.24%

Allison Transmission, Inc.
3.750%, 01/30/2031	1,250,000	1,012,906

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

PERFORMANCE TRUST CREDIT FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2022

	PRINCIPAL
	AMOUNT	VALUE

Media – 1.52%

CCO Holdings Capital Corp.
4.750%, 02/01/2032	$1,500,000	$1,243,455

Professional Services – 2.20%

Booz Allen Hamilton, Inc.
3.875%, 09/01/2028	1,250,000	1,113,938

Science Applications
International Corp.
4.875%, 04/01/2028	750,000	692,688

Road & Rail – 1.39%

ERAC USA Finance, LLC
7.000%, 10/15/2037	1,000,000	1,136,574

Software – 1.70%

Open Text Holdings, Inc.
4.125%, 12/01/2031	750,000	591,251

Oracle Corp.
3.850%, 07/15/2036	1,000,000	802,746

Specialty Retail – 2.20%

Asbury Automotive Group, Inc.
5.000%, 02/15/2032	600,000	500,094

Group 1 Automotive, Inc.
4.000%, 08/15/2028	500,000	426,378

Lithia Motors, Inc.
4.375%, 01/15/2031	1,000,000	881,385

Telecommunication Services – 1.05%

T-Mobile USA, Inc.
2.625%, 02/15/2029	1,000,000	863,704

TOTAL CORPORATE BONDS
(Cost $30,658,620)		28,282,996

NON-AGENCY RESIDENTIAL
MORTGAGE BACKED
SECURITIES – 4.98%

Alternative Loan Trust
2006-J5, 6.500%, 09/25/2036	249,842	155,784
2006-31CB, 6.000%, 11/25/2036	217,240	142,029

CHL Mortgage Pass-Through Trust
2006-17, 6.000% (1 Month LIBOR
USD + 0.550%), 12/25/2036 (b)	362,208	178,245
2007-HY5, 3.902%, 09/25/2037 (e)	233,474	215,564

Citicorp Mortgage Securities Trust
2006-3, 6.000%, 06/25/2036	241,928	219,884

Credit Suisse First Boston
Mortgage Securities Corp.
2005-11, 5.500%, 12/25/2035	355,650	187,665

First Horizon Alternative
Mortgage Securities Trust
2005-FA11, 5.750%, 02/25/2036	249,295	135,299

Freddie Mac STACR REMIC Trust
2021-DNA5, 5.233% (SOFR30A +
3.050%), 01/25/2034 (a)(b)	1,000,000	925,511

Volt, LLC
2021-NPL4, 4.949%, 03/27/2051 (a)(f)	350,000	314,612

WaMu Mortgage Pass-Through
Certificates Series Trust
2006-AR12, 3.055%, 10/25/2036 (e)	1,715,351	1,606,746

TOTAL NON-AGENCY RESIDENTIAL
MORTGAGE BACKED SECURITIES
(Cost $4,509,633)		4,081,339

NON-AGENCY COMMERCIAL
MORTGAGE BACKED
SECURITIES – 17.35%

225 Liberty Street Trust
2016-225L, 4.803%,
02/10/2036 (a)(e)	500,000	441,749

BANK
2020-BNK29, 2.500%,
11/15/2053 (a)	850,000	590,151
2022-BNK40, 2.500%,
03/15/2064 (a)	500,000	332,471
2021-BNK35, 2.902%,
06/15/2 064 (e)	1,000,000	781,712

BBCMS Mortgage Trust
2021-C11, 1.083%,
09/15/2054 (e)(g)	4,500,000	312,366
2021-C12, 2.500%,
11/15/2054 (a)	750,000	494,543
2022-C17, 1.152%,
09/15/2055 (e)(g)	15,000,000	1,298,304

Benchmark Mortgage Trust
2021-B23, 1.380%,
02/15/2054 (e)(g)	14,917,431	1,083,529
2021-B26, 1.481%,
06/15/2054 (a)(e)(g)	2,300,000	212,029
2021-B27, 1.385%,
07/15/2054 (e)(g)	3,237,012	247,553
2021-B29, 1.417%,
09/15/2054 (a)(e)(g)	3,000,000	262,098
2021-B30, 1.410%,
11/15/2054 (a)(e)(g)	4,600,000	404,517

BMO Mortgage Trust
2022-C1, 1.892%,
02/15/2055 (a)(e)(g)	5,000,000	618,347

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

PERFORMANCE TRUST CREDIT FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2022

	PRINCIPAL
	AMOUNT	VALUE

Citigroup Commercial
Mortgage Trust
2016-C1, 5.107%,
05/10/2049 (e)	$690,000	$652,347

Freddie Mac Multifamily
Structured Credit Risk
2021-MN3, 6.183% (SOFR30A +
4.000%), 11/25/2051 (a)(b)	1,000,000	898,553

GS Mortgage Securities Corp. II
2012-BWTR, 3.255%,
11/05/2034 (a)(h)	478,000	439,296

GS Mortgage Securities Trust
2019-GC42, 2.800%,
09/01/2052 (a)	450,000	326,693

Morgan Stanley Bank of
America Merrill Lynch Trust
2017-C34, 2.700%,
11/15/2052 (a)	1,000,000	727,959

Morgan Stanley Capital I Trust
2017-H1, 4.281%,
06/15/2050 (e)	1,000,000	922,816
2019-H7, 3.000%,
07/15/2052 (a)	1,000,000	765,070

Wells Fargo Commercial
Mortgage Trust
2015-C28, 4.219%,
05/15/2048 (e)	1,000,000	884,897
2016-C37, 3.338%,
12/15/2049 (a)(e)	1,000,000	799,346
2019-C52, 1.256%,
08/15/2052 (e)(g)	7,000,000	432,616
2021-C59, 1.582%,
04/15/2054 (a)(e)(g)	3,250,000	304,166

TOTAL NON-AGENCY COMMERCIAL
MORTGAGE BACKED SECURITIES
(Cost $15,543,778)		14,233,128

AGENCY COMMERCIAL MORTGAGE
BACKED SECURITIES – 5.38%

Freddie Mac Multifamily Structured
Pass Through Certificates
K072, 0.493%,
12/25/2027 (e)(g)	72,456,592	$1,210,859
K098, 1.517%,
08/25/2029 (e)(g)	6,000,000	487,715
K118, 1.053%,
09/25/2030 (e)(g)	17,934,129	1,083,203
K130, 1.144%,
06/25/2031 (e)(g)	14,987,573	1,070,320
K141, 0.407%,
02/25/2032 (e)(g)	22,199,023	557,846

TOTAL AGENCY COMMERCIAL
MORTGAGE BACKED SECURITIES
(Cost $4,551,963)		4,409,943

MUNICIPAL BONDS – 8.22%

California – 3.04%

City of Los Angeles
Department of Airports
6.582%, 05/15/2039	490,000	555,184

City of Santa Ana, CA
1.869%, 08/01/2029	500,000	417,200

East Side Union
High School District
5.320%, 04/01/2036	230,000	222,792

Golden State Tobacco
Securitization Corp.
3.000%, 06/01/2046	685,000	601,132

Newport Mesa Unified
School District
6.300%, 08/01/2042	200,000	245,441

Peralta Community College District
0.000%, 08/05/2031 (i)	500,000	447,766
		2,489,515

Florida – 0.58%

Florida Development Finance Corp.
7.375%, 01/01/2049 (a)	500,000	473,762

Illinois – 1.08%

Metropolitan Pier &
Exposition Authority
0.000%, 06/15/2038 (i)	1,860,000	888,995

New York – 0.76%

New York Liberty
Development Corp.
2.250%, 02/15/2041	900,000	626,940

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

PERFORMANCE TRUST CREDIT FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2022

	PRINCIPAL
	AMOUNT	VALUE

Pennsylvania – 0.96%

Pennsylvania Turnpike Commission
3.000%, 12/01/2042	$1,000,000	$786,957

Puerto Rico – 0.53%

GDB Debt Recovery
Authority of Puerto Rico
7.500%, 08/20/2040	485,913	434,892

Tennessee – 0.75%

New Memphis Arena
Public Building Authority
0.000%, 04/01/2043 (i)	1,625,000	616,220

Texas – 0.21%

Clifton Higher Education
Finance Corp.
6.125%, 08/15/2048	165,000	170,947

Wisconsin – 0.31%

Public Finance Authority
7.500%, 06/01/2029 (a)	250,000	251,808
TOTAL MUNICIPAL BONDS
(Cost $6,911,864)		6,740,036

US GOVERNMENT
NOTES/BONDS – 5.40%

United States Treasury Notes/Bonds
2.500%, 05/31/2024	1,750,000	1,721,904
1.750%, 08/15/2041	500,000	373,398
2.375%, 02/15/2042	500,000	416,484
3.250%, 05/15/2042	2,000,000	1,920,939

TOTAL US GOVERNMENT
NOTES/BONDS
(Cost $4,651,022)		4,432,725

SHORT-TERM INVESTMENTS – 3.56%
First American Government
Obligations Fund –
Class X, 2.039% (j)	2,920,001	$2,920,001
TOTAL SHORT-TERM
INVESTMENTS
(Cost $2,920,001)		2,920,001

Total Investments
(Cost $87,678,933) – 100.75%		82,632,015

Liabilities in Excess
of Other Assets – (0.75)%		(616,934)

TOTAL NET ASSETS – 100.00%		$82,015,081

Percentages are stated as a percent of net assets.
(a)	Securities issued pursuant to Rule 144A under the Securities Act of 1933.
(b)	Variable rate security; the rate shown represents the rate at August 31, 2022.
(c)	Foreign issued security.
(d)	Perpetual maturity. The date referenced is the next call date.
(e)	Variable rate security; the rate shown represents the rate at August 31, 2022. The coupon is based on an underlying pool of loans.
(f)	Step-up bond; the rate shown represents the rate at August 31, 2022.
(g)	Represents an interest-only security that entitles holders to receive only interest payments on underlying mortgages.
(h)	Represents an illiquid security. The total market value of these securities was $439,296, representing 0.54% of net assets as of August 31, 2022.
(i)	Represents a principal-only security that entitles holders to receive only principal payments on underlying mortgages.
(j)	Seven day yield at August 31, 2022.
Abbreviations:
PLC	Public Limited Company.
CMT	Constant Maturity Treasury Rate
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate

The Schedule of Investments incorporates the Global Industry Classification Standard (GICS®).  GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

STATEMENTS OF OPERATIONS
For the Year Ended August 31, 2022

	Performance Trust	Performance Trust
	Strategic	Municipal	Performance Trust
	Bond Fund	Bond Fund	Credit Fund
Investment Income
Interest income	$257,214,595	$21,336,144	$2,083,940
Dividend income	4,147	—	—
Total Investment Income	257,218,742	21,336,144	2,083,940

Expenses
Advisory fees	37,731,112	3,408,100	322,295
Transfer agent fees and expenses	6,242,651	108,638	13,993
Administration and accounting fees	2,196,061	326,023	23,277
Reports to shareholders	428,564	51,062	920
Distribution fees – Class C	411,554	—	—
Custody fees	277,473	36,334	6,223
Federal and state registration fees	203,936	69,504	43,925
Service fees – Class C	137,185	—	—
Distribution fees – Class A	84,010	132,436	—
Audit and tax fees	40,503	21,004	20,495
Insurance expense	38,088	7,417	2,583
Legal fees	26,302	15,522	13,941
Trustees’ fees	17,744	17,744	17,745
Chief Compliance Officer fees	11,665	11,665	11,670
Other expenses	39,474	7,832	3,436
Total Expenses	47,886,322	4,213,281	480,503
Expense Reimbursement by Adviser	—	—	(81,663)
Net Expenses	47,886,322	4,213,281	398,840

Net Investment Income	209,332,420	17,122,863	1,685,100

Realized and Unrealized Loss on Investments
Net realized loss from:
Investments	(132,925,876)	(50,813,393)	(418,213)
Change in net unrealized
appreciation/(depreciation) from investments	(826,306,858)	(69,361,094)	(5,054,533)
Net Realized and Unrealized Loss on Investments	(959,232,734)	(120,174,487)	(5,472,746)

Net Decrease in Net Assets from Operations	$(749,900,314)	$(103,051,624)	$(3,787,646)

The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

STATEMENTS OF CHANGES IN NET ASSETS
Performance Trust Strategic Bond Fund

	Year Ended	Year Ended
	August 31, 2022	August 31, 2021
From Operations
Net investment income	$209,332,420	$178,890,831
Net realized gain (loss) from investments	(132,925,876)	25,835,812
Change in net unrealized appreciation/(depreciation) from investments	(826,306,858)	29,142,563
Net increase (decrease) in net assets from operations	(749,900,314)	233,869,206

From Distributions
Net Distributions
Institutional Class	(222,486,617)	(185,602,038)
Class A	(1,124,676)	(952,554)
Class C	(1,457,632)	(1,139,603)
Net decrease in net assets resulting from distributions paid	(225,068,925)	(187,694,195)

From Capital Share Transactions
Proceeds from shares sold
Institutional Class	2,660,072,549	3,055,779,908
Class A	20,808,513	24,607,234
Class C	12,717,654	32,976,293
Shares issued in reinvestment of distributions declared
Institutional Class	197,355,016	162,114,245
Class A	1,117,606	949,912
Class C	1,455,550	1,137,047
Cost for shares redeemed
Institutional Class	(2,757,178,671)	(1,200,615,875)
Class A	(16,977,659)	(12,222,134)
Class C	(15,319,692)	(9,003,791)
Net increase in net assets from capital share transactions	104,050,866	2,055,722,839

Total Increase (Decrease) in Net Assets	(870,918,373)	2,101,897,850

Net Assets
Beginning of year	6,417,224,397	4,315,326,547
End of year	$5,546,306,024	$6,417,224,397

The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

STATEMENTS OF CHANGES IN NET ASSETS
Performance Trust Municipal Bond Fund

	Year Ended	Year Ended
	August 31, 2022	August 31, 2021
From Operations
Net investment income	$17,122,863	$13,558,043
Net realized gain (loss) from investments	(50,813,393)	2,284,058
Change in net unrealized appreciation/(depreciation) from investments	(69,361,094)	13,396,446
Net increase (decrease) in net assets from operations	(103,051,624)	29,238,547

From Distributions
Net Distributions
Institutional Class	(15,488,839)	(15,224,038)
Class A	(891,864)	(1,101,862)
Return of capital
Institutional Class	—	(2,045,478)
Class A	—	(146,419)
Net decrease in net assets resulting from distributions paid	(16,380,703)	(18,517,797)

From Capital Share Transactions
Proceeds from shares sold
Institutional Class	418,242,304	412,357,191
Class A	28,238,385	31,022,237
Shares issued in reinvestment of distributions declared
Institutional Class	13,947,716	15,363,740
Class A	836,833	1,152,135
Cost for shares redeemed
Institutional Class	(468,786,042)	(118,952,857)
Class A	(31,852,481)	(19,646,947)
Net increase (decrease) in net assets
from capital share transactions	(39,373,285)	321,295,499

Total Increase (Decrease) in Net Assets	(158,805,612)	332,016,249

Net Assets
Beginning of year	874,743,372	542,727,123
End of year	$715,937,760	$874,743,372

The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

STATEMENTS OF CHANGES IN NET ASSETS
Performance Trust Credit Fund

	Year Ended	Period Ended
	August 31, 2022	August 31, 2021(1)
From Operations
Net investment income	$1,685,100	$403,221
Net realized gain (loss) from investments	(418,213)	50,384
Change in net unrealized appreciation/(depreciation) from investments	(5,054,533)	7,615
Net increase (decrease) in net assets from operations	(3,787,646)	461,220

From Distributions
Net distributions – Institutional Class	(1,579,174)	(360,597)
Net decrease in net assets resulting from distributions paid	(1,579,174)	(360,597)

From Capital Share Transactions
Proceeds from shares sold – Institutional Class	87,543,695	12,771,622
Shares issued in reinvestment of distributions declared –
Institutional Class	1,567,536	355,596
Cost for shares redeemed – Institutional Class	(14,754,428)	(202,743)
Net increase in net assets from capital share transactions	74,356,803	12,924,475

Total Increase in Net Assets	68,989,983	13,025,098

Net Assets
Beginning of year/period	13,025,098	—
End of year/period	$82,015,081	$13,025,098

(1)	The inception date for the Fund was December 31, 2020 and investment operations commenced January 4, 2021.

The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

PERFORMANCE TRUST STRATEGIC BOND FUND — FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Year

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2022	2021	2020	2019	2018
Institutional Class Shares

Net Asset Value, Beginning of Year	$23.17	$22.99	$23.22	$22.21	$22.84

Income (loss) from investment operations:
Net investment income(1)	0.72	0.78	0.82	0.83	0.94
Net realized and unrealized
gain (loss) on investments(2)	(3.22)	0.23	(0.18)	1.07	(0.50)
Total from investment operations	(2.50)	1.01	0.64	1.90	0.44

Less distributions paid:
From net investment income	(0.70)	(0.83)	(0.87)	(0.89)	(1.07)
From net realized gain on investments	(0.08)	—	—	—	—
Total distributions paid	(0.78)	(0.83)	(0.87)	(0.89)	(1.07)

Paid-in capital from
redemption fees (Note 2)	—	—	0.00 (3)	0.00 (3)	0.00 (3)

Net Asset Value, End of Year	$19.89	$23.17	$22.99	$23.22	$22.21

Total Return	-11.00%	4.49%	2.87%	8.79%	2.00%

Supplemental Data and Ratios:
Net assets at end of Year (000’s)	$5,466,750	$6,327,797	$4,264,846	$2,836,855	$1,559,737

Ratio of expenses to average net assets	0.75%	0.76%	0.78%	0.80%	0.81%

Ratio of net investment income
to average net assets	3.34%	3.39%	3.64%	3.68%	4.19%

Portfolio turnover rate(4)	53.11%	30.80%	41.75%	40.59%	37.99%

(1)	Per share net investment income was calculated using the average shares outstanding method.
(2)
Realized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

(3)	Rounds to less than $0.005 per share.
(4)	Portfolio turnover rates are calculated at the Fund level (not by individual share class).

The accompanying notes are an integral part of these financial statements

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

PERFORMANCE TRUST STRATEGIC BOND FUND — FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Year/Period

	Year	Year	Year	Period
	Ended	Ended	Ended	Ended
	August 31,	August 31,	August 31,	August 31,
	2022	2021	2020	2019(1)
Class A Shares

Net Asset Value, Beginning of Year/Period	$23.18	$22.99	$23.23	$22.13

Income (loss) from investment operations:
Net investment income(2)	0.67	0.72	0.76	0.58
Net realized and unrealized
gain (loss) on investments(3)	(3.23)	0.24	(0.18)	1.08
Total from investment operations	(2.56)	0.96	0.58	1.66

Less distributions paid:
From net investment income	(0.65)	(0.77)	(0.82)	(0.57)
From net realized gain on investments	(0.08)	—	—	—
Total distributions paid	(0.73)	(0.77)	(0.82)	(0.57)

Paid-in capital from redemption fees (Note 2)	—	—	0.00 (4)	0.01

Net Asset Value, End of Year/Period	$19.89	$23.18	$22.99	$23.23

Total Return(5)(6)	-11.26%	4.28%	2.60%	7.67%

Supplemental Data and Ratios:
Net assets at end of Year/Period (000’s)	$32,476	$32,802	$19,297	$7,549

Ratio of expenses to average net assets(7)	1.00%	1.01%	1.03%	1.05%

Ratio of net investment income
to average net assets(7)	3.12%	3.12%	3.40%	3.80%

Portfolio turnover rate(6)(8)	53.11%	30.80%	41.75%	40.59%

(1)	The Class A shares commenced operations on January 2, 2019.
(2)	Per share net investment income was calculated using the average shares outstanding method.
(3)
Realized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

(4)	Rounds to less than $0.005 per share.
(5)	Based on net asset value, which does not reflect sales charge.
(6)	Not annualized for periods less than one year.
(7)	Annualized for periods less than one year.
(8)	Portfolio turnover rates are calculated at the Fund level (not by individual share class).

The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

PERFORMANCE TRUST STRATEGIC BOND FUND — FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Year/Period

	Year	Year	Year	Period
	Ended	Ended	Ended	Ended
	August 31,	August 31,	August 31,	August 31,
	2022	2021	2020	2019(1)
Class C Shares

Net Asset Value, Beginning of Year/Period	$23.10	$22.92	$23.18	$22.13

Income (loss) from investment operations:
Net investment income(2)	0.52	0.55	0.59	0.46
Net realized and unrealized
gain (loss) on investments(3)	(3.23)	0.24	(0.18)	1.09
Total from investment operations	(2.71)	0.79	0.41	1.55

Less distributions paid:
From net investment income	(0.50)	(0.61)	(0.67)	(0.50)
From net realized gain on investments	(0.08)	—	—	—
Total distributions paid	(0.58)	(0.61)	(0.67)	(0.50)

Paid-in capital from redemption fees (Note 2)	—	—	0.00 (4)	0.00 (4)

Net Asset Value, End of Year/Period	$19.81	$23.10	$22.92	$23.18

Total Return(5)	-11.92%	3.49%	1.83%	7.10%

Supplemental Data and Ratios:
Net assets at end of Year/Period (000’s)	$47,081	$56,625	$31,184	$7,418

Ratio of expenses to average net assets(6)	1.75%	1.76%	1.78%	1.80%

Ratio of net investment income
to average net assets(6)	2.33%	2.37%	2.66%	3.04%

Portfolio turnover rate(5)(7)	53.11%	30.80%	41.75%	40.59%

(1)	The Class C shares commenced operations on January 2, 2019.
(2)	Per share net investment income was calculated using the average shares outstanding method.
(3)
Realized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

(4)	Rounds to less than $0.005 per share.
(5)	Not annualized for periods less than one year.
(6)	Annualized for periods less than one year.
(7)	Portfolio turnover rates are calculated at the Fund level (not by individual share class).

The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

PERFORMANCE TRUST MUNICIPAL BOND FUND — FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Year

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2022	2021	2020	2019	2018
Institutional Class Shares

Net Asset Value, Beginning of Year	$25.94	$25.52	$25.49	$23.79	$24.34

Income (loss) from investment operations:
Net investment income(1)	0.50	0.49	0.54	0.72	0.67
Net realized and unrealized
gain (loss) on investments	(3.31)	0.61	0.22	1.69	(0.55)
Total from investment operations	(2.81)	1.10	0.76	2.41	0.12

Less distributions paid:
From net investment income	(0.48)	(0.58)	(0.66)	(0.71)	(0.67)
From return of capital	—	(0.06)	—	—	—
From net realized gain on investments	—	(0.04)	(0.07)	—	—
Total distributions paid	(0.48)	(0.68)	(0.73)	(0.71)	(0.67)

Paid-in capital from
redemption fees (Note 2)	—	—	0.00 (2)	0.00 (2)	0.00 (2)

Net Asset Value, End of Year	$22.65	$25.94	$25.52	$25.49	$23.79

Total Return	-10.96%	4.35%	3.07%	10.31%	0.46%

Supplemental Data and Ratios:
Net assets at end of Year (000’s)	$670,095	$818,825	$500,176	$307,384	$208,325

Ratio of expenses to average net assets:
Before waiver, expense
reimbursements and recoupments	0.48%	0.49%	0.53%	0.57%	0.60%
After waiver, expense
reimbursements and recoupments	0.48%	0.50%	0.55%	0.55%	0.55%

Ratio of net investment income
to average net assets:
Before waiver, expense
reimbursements and recoupments	2.02%	1.92%	2.19%	2.94%	2.76%
After waiver, expense
reimbursements and recoupments	2.02%	1.91%	2.17%	2.96%	2.81%

Portfolio turnover rate(3)	81.53%	15.91%	27.12%	35.29%	28.49%

(1)	Per share net investment income was calculated using the average shares outstanding method.
(2)	Rounds to less than $0.005 per share.
(3)	Portfolio turnover rates are calculated at the Fund level (not by individual share class).

The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

PERFORMANCE TRUST MUNICIPAL BOND FUND — FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Year

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2022	2021	2020	2019	2018
Class A Shares

Net Asset Value, Beginning of Year	$25.96	$25.54	$25.51	$23.81	$24.36

Income (loss) from investment operations:
Net investment income(1)	0.44	0.42	0.48	0.66	0.61
Net realized and unrealized
gain (loss) on investments	(3.31)	0.61	0.22	1.69	(0.55)
Total from investment operations	(2.87)	1.03	0.70	2.35	0.06

Less distributions paid:
From net investment income	(0.42)	(0.50)	(0.60)	(0.65)	(0.61)
From return of capital	—	(0.07)	—	—	—
From net realized gain on investments	—	(0.04)	(0.07)	—	—
Total distributions paid	(0.42)	(0.61)	(0.67)	(0.65)	(0.61)

Paid-in capital from
redemption fees (Note 2)	—	—	0.00 (2)	0.00 (2)	0.00 (2)

Net Asset Value, End of Year	$22.67	$25.96	$25.54	$25.51	$23.81

Total Return(3)	-11.17%	4.09%	2.83%	10.02%	0.25%

Supplemental Data and Ratios:
Net assets at end of Year (000’s)	$45,843	$55,918	$42,552	$22,141	$22,807

Ratio of expenses to average net assets:
Before waiver, expense
reimbursements and recoupments	0.73%	0.74%	0.78%	0.82%	0.85%
After waiver, expense
reimbursements and recoupments	0.73%	0.77%	0.80%	0.80%	0.80%

Ratio of net investment income
to average net assets:
Before waiver, expense
reimbursements and recoupments	1.78%	1.67%	1.93%	2.69%	2.50%
After waiver, expense
reimbursements and recoupments	1.78%	1.64%	1.91%	2.71%	2.55%

Portfolio turnover rate(4)	81.53%	15.91%	27.12%	35.29%	28.49%

(1)	Per share net investment income was calculated using the average shares outstanding method.
(2)	Rounds to less than 0.5 cent per share.
(3)	Based on net asset value, which does not reflect sales charge.
(4)	Portfolio turnover rates are calculated at the Fund level (not by individual share class).

The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

PERFORMANCE TRUST CREDIT FUND — FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Year/Period

	Year	Period
	Ended	Ended
	August 31,	August 31,
	2022	2021(1)
Institutional Class Shares

Net Asset Value, Beginning of Year/Period	$10.07	$10.00

Income (loss) from investment operations:
Net investment income(2)	0.38	0.39
Net realized and unrealized gain (loss) on investments(3)	(1.33)	0.01
Total from investment operations	(0.95)	0.40

Less distributions paid:
From net investment income	(0.39)	(0.33)
From net realized gain on investments	(0.01)	—
Total distributions paid	(0.40)	(0.33)

Net Asset Value, End of Year/Period	$8.72	$10.07

Total Return(4)	-9.66%	4.06%

Supplemental Data and Ratios:
Net assets at end of Year/Period (000’s)	$82,015	$13,025

Ratio of expenses to average net assets:
Before waiver and expense reimbursement(5)	1.19%	2.47%
After waiver and expense reimbursement(5)	0.99%	0.99%

Ratio of net investment income to average net assets:
Before waiver and expense reimbursement(5)	3.98%	4.34%
After waiver and expense reimbursement(5)	4.18%	5.82%

Portfolio turnover rate(4)	59.74%	109.25%

(1)	The inception date for the Fund was December 31, 2020 and investment operations commenced January 4, 2021.
(2)	Per share net investment income was calculated using the average shares outstanding method.
(3)
Realized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

PERFORMANCE TRUST MUTUAL FUNDS – NOTES TO FINANCIAL STATEMENTS
August 31, 2022

1.	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Performance Trust Mutual Funds (the “Funds”) are comprised of the Performance Trust Strategic Bond Fund (the “Strategic Bond Fund”), the Performance Trust Municipal Bond Fund (the “Municipal Bond Fund”), and the Performance Trust Credit Fund (the “Credit Fund”), each representing a distinct diversified series with its own investment objective and policies within the Trust. The investment objective of the Strategic Bond Fund is to purchase undervalued fixed-income assets and achieve investment returns through interest income and potential capital appreciation. The investment objective of the Municipal Bond Fund is to provide a high level of current interest income that is substantially exempt from regular federal income taxes and is consistent with preservation of capital. The investment objective of the Credit Fund is to achieve long-term investment returns primarily by investing in a portfolio of income producing securities that may have the potential for capital appreciation. The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value. The assets of the Funds are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Institutional Class shares of the Strategic Bond Fund commenced investment operations on September 1, 2010. The Class A and Class C shares of the Strategic Bond Fund commenced investment operations on January 2, 2019. The Municipal Bond Fund commenced investment operations on June 30, 2011 and September 28, 2012 for the Institutional Class and Class A shares, respectively. The Institutional Class shares of the Credit Fund commenced investment operations on January 4, 2021. Effective January 2, 2019, the Retail Class shares of the Municipal Bond Fund were redesignated as Class A shares. Class A shares are subject to an initial maximum sales charge of 2.25% imposed at the time of purchase. The sales charge declines as the amount purchased increases in accordance with the Funds’ current prospectus. Class A shares are subject to a 0.25% Rule 12b-1 distribution and service fee. Class C shares are subject to a 1.00% Rule 12b-1 distribution and service fee. Each class of shares has identical rights and privileges except with respect to distribution fees, and voting rights on matters affecting a single class of shares. Costs incurred by the Funds in connection with the organization and the initial public offering of shares were paid by PT Asset Management, LLC (the “Adviser”), the Funds’ investment adviser. The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

a.	Investment Valuation

Each equity security owned by a Fund that is listed on a securities exchange, except securities listed on the NASDAQ Stock Market, LLC (“NASDAQ”), is valued at its last sale price at the close of that exchange on the date as of which assets are valued. If the security is listed on more than one exchange, a Fund will use the price of the exchange that the Fund generally considers to be the principal exchange on which the security is traded. Portfolio securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the most recent quoted bid and asked prices on such day or the security shall be valued at the latest sales price on the “composite market” for the day such security is being valued. The composite market is defined as a consolidation of the trade information provided by national securities and foreign exchanges and over-the-counter markets as published by an approved independent pricing service (a “Pricing Service”).

Debt securities, such as U.S. government securities, corporate securities, municipal securities, collateralized loan obligations and asset-backed and mortgage-backed securities, including short-term debt instruments having a maturity of 60 days or less, are valued at the mean in accordance with prices supplied by a Pricing Service. Pricing Services may use various valuation methodologies such as the mean between the bid and the asked prices, matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. If a price is not available from a Pricing Service, the most recent quotation obtained from one or more broker-dealers known to follow the issue will be obtained. Quotations will be valued at the mean between the bid and the offer. In the absence of available quotations, the securities will be priced at fair value. Any discount or premium is accreted or amortized over the expected life of the respective security using the constant yield to maturity method. Pricing Services generally value debt securities assuming orderly transactions of an institutional round lot size, but such securities may be held or transactions may be conducted in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots.

Money market funds, demand notes and repurchase agreements are valued at cost. If cost does not represent current market value the securities will be priced at fair value.

Redeemable securities issued by open-end, registered investment companies are valued at the net asset value (“NAV”) of such companies for purchase and/or redemption orders placed on that day. If, on a particular day, a share of an investment company is not listed on NASDAQ, such security’s fair value will be determined. All exchange-traded funds are valued at the last reported sale price on the exchange on which the security is principally traded. In the event market quotations are not readily available, such security will be valued at its fair value, discussed below.

If market quotations are not readily available, a security or other asset will be valued at its fair value as determined under fair value pricing procedures approved by the Board of Trustees. These fair value pricing procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual market value. The intended effect of using fair value pricing procedures is to ensure that the Funds are accurately priced. The Board of Trustees will regularly evaluate whether the Funds’ fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Funds and the quality of prices obtained through the application of such procedures by the Trust’s valuation committee.

FASB Accounting Standards Codification, Fair Value Measurements and Disclosures Topic 820 (“ASC 820”), establishes an authoritative definition of fair value and sets out a hierarchy for measuring fair value. ASC 820 requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

PERFORMANCE TRUST MUTUAL FUNDS – NOTES TO FINANCIAL STATEMENTS (CONT.)
August 31, 2022

prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value. ASC 820 also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value as well as expanded disclosure of valuation levels for each class of investments. These inputs are summarized in the three broad levels listed below:

» Level 1:	Quoted prices in active markets for identical securities.

» Level 2:	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

» Level 3:	Significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Funds’ investments carried at fair value as of August 31, 2022:

Performance Trust Strategic Bond Fund
	Level 1	Level 2	Level 3	Total
Fixed Income:
Asset Backed
Securities	$—	$80,410,125	$—	$80,410,125
Collateralized
Loan
Obligations	—	329,180,733	—	329,180,733
Corporate
Bonds	—	1,229,516,844	—	1,229,516,844
Non – Agency
Residential
Mortgage
Backed
Securities	—	582,620,323	—	582,620,323
Non – Agency
Commercial
Mortgage
Backed
Securities	—	1,017,240,876	—	1,017,240,876
Agency
Commercial
Mortgage
Backed
Securities	—	446,414,989	—	446,414,989
Municipal
Bonds	—	1,537,074,510	—	1,537,074,510
Government
Security &
Agency Issues	—	4,178,707	—	4,178,707
US
Government
Notes/Bonds	—	283,091,797	—	283,091,797
Total Fixed
Income:	—	5,509,728,904	—	5,509,728,904
Equity:
Short-Term
Investments	9,772,118	—	—	9,772,118
Total
Short-Term
Investments	9,772,118	—	—	9,772,118
Total
Investments
in Securities	$9,772,118	$5,509,728,904	$—	$5,519,501,022

Performance Trust Municipal Bond Fund
	Level 1	Level 2	Level 3	Total
Fixed Income:
Agency
Commercial
Mortgage
Backed
Securities	$—	$18,507,057	$—	$18,507,057
Non-Agency
Commercial
Mortgage
Backed
Securities	—	9,298,750	—	9,298,750
Municipal
Bonds	—	690,998,815	—	690,998,815
Total Fixed
Income:	—	718,804,622	—	718,804,622
Short-Term
Investments	31,741,058	—	—	31,741,058
Total
Short-Term
Investments	31,741,058	—	—	31,741,058
Total
Investments
in Securities	$31,741,058	$718,804,622	$—	$750,545,680

Performance Trust Credit Fund
	Level 1	Level 2	Level 3	Total
Fixed Income:
Asset Backed
Securities	$—	$6,030,358	$—	$6,030,358
Collateralized
Loan
Obligations	—	11,501,489	—	11,501,489
Corporate
Bonds	—	28,282,996	—	28,282,996
Non – Agency
Residential
Mortgage
Backed
Securities	—	4,081,339	—	4,081,339
Non – Agency
Commercial
Mortgage
Backed
Securities	—	14,233,128	—	14,233,128
Agency
Commercial
Mortgage
Backed
Securities	—	4,409,943	—	4,409,943
Municipal
Bonds	—	6,740,036	—	6,740,036
US
Government
Notes/Bonds	—	4,432,725	—	4,432,725
Total Fixed
Income:	—	79,712,014	—	79,712,014
Short-Term
Investments	2,920,001	—	—	2,920,001
Total
Short-Term
Investments	2,920,001	—	—	2,920,001
Total
Investments
in Securities	$2,920,001	$79,712,014	$—	$82,632,015

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

PERFORMANCE TRUST MUTUAL FUNDS – NOTES TO FINANCIAL STATEMENTS (CONT.)
August 31, 2022

The Funds did not hold any Level 3 securities during the year ended August 31, 2022.

The Funds did not hold any financial derivative instruments during the year ended August 31, 2022.

b.	Short Positions

The Funds may sell a security they do not own in anticipation of a decline in the fair value of that security. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which a Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale. The Funds are liable for any dividends or interest payable on securities while those securities are in a short position. Such amounts are recorded on the ex-dividend date as a dividend expense. As collateral for its short positions, the Funds are required under the 1940 Act to maintain segregated assets consisting of cash, cash equivalents or liquid securities. The segregated assets are valued consistent with Note 2a above. The amount of segregated assets are required to be adjusted daily to reflect changes in the fair value of the securities sold short.  As of August 31, 2022, the Funds did not have any open short positions and accordingly did not have securities or cash held as collateral.

c.	Federal Income Taxes

Each Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to their shareholders sufficient to relieve them from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

As of and during the year ended August 31, 2022, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to uncertain tax benefits as income tax expense in the Statements of Operations. During the year ended August 31, 2022, the Funds did not incur any interest or penalties. The Funds are not subject to examination by U.S. taxing authorities for the tax periods prior to the year ended August 31, 2019.

d.	Distributions to Shareholders

The Funds will distribute any net investment income monthly. The Funds will distribute any net realized long- or short-term capital gains at least annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Funds may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.  Income and capital gain distributions may differ from GAAP, primarily due to timing differences in the recognition of income, gains and losses by the Funds.  To the extent that these differences are attributable to permanent book and tax accounting differences, the components of net assets have been adjusted.

e.	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

f.	Share Valuation

The NAV per share of a Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading. The Strategic Bond Fund and the Municipal Bond Fund charged a 2.00% redemption fee on shares redeemed within sixty days of purchase through December 28, 2019. These fees were deducted from the redemption proceeds otherwise payable to the shareholder. Effective December 29, 2019, the Strategic Bond Fund and the Municipal Bond Fund eliminated the redemption fees.

g.	Allocation of Income, Expenses and Gains/Losses

Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of each Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most expenses are allocated by class based on relative net assets. Distribution and service (Rule 12b-1) fees are expensed at 0.25% of average daily net assets of the Class A shares of the Strategic Bond Fund and the Municipal Bond Fund and 0.75% of average daily net assets of the Class C shares of the Strategic Bond Fund. Shareholder servicing fees are expensed at 0.25% of average daily net assets of Class C shares of the Strategic Bond Fund. Expenses associated with a specific fund in the Trust are charged to that fund. Common expenses of the Trust are typically allocated evenly between the funds of the Trust, or by other equitable means.

h.	Other

Investment transactions are recorded on the trade date. The Funds determine the gain or loss from investment transactions on an identified cost basis by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income, less foreign withholding tax, is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Discounts, premiums and interest only strips are accreted or amortized over the expected life of the respective securities using the constant yield method. Gains and losses on principal payments and short-falls of mortgage backed securities (paydown gains and losses) are included as an adjustment to interest income in the Statements of Operations.

3.	Federal Tax Matters

The tax character of distributions paid during the years ended August 31, 2022 and August 31, 2021 was as follows:

PERFORMANCE TRUST STRATEGIC BOND FUND

	YEAR ENDED	YEAR ENDED
	AUGUST 31, 2022	AUGUST 31, 2021
Ordinary Income	$208,508,008	$187,694,195
Tax-Exempt Income	—	—
Long-Term Capital Gain	16,560,917	—
Return of Capital	—	—

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

PERFORMANCE TRUST MUTUAL FUNDS – NOTES TO FINANCIAL STATEMENTS (CONT.)
August 31, 2022

PERFORMANCE TRUST MUNICIPAL BOND FUND
	YEAR ENDED	YEAR ENDED
	AUGUST 31, 2022	AUGUST 31, 2021
Ordinary Income	$3,026,501	$3,035,732
Tax-Exempt Income	13,354,202	11,352,033
Long-Term Capital Gain	—	1,938,135
Return of Capital	—	2,191,897

PERFORMANCE TRUST CREDIT FUND
	YEAR ENDED	YEAR ENDED
	AUGUST 31, 2022	AUGUST 31, 2021
Ordinary Income	$1,579,174	$360,597
Tax-Exempt Income	—	—
Long-Term Capital Gain	—	—
Return of Capital	—	—

As of August 31, 2022, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

PERFORMANCE TRUST STRATEGIC BOND FUND
Cost basis of investments for federal
income tax purposes	$6,257,144,361
Gross tax unrealized appreciation	$24,278,946
Gross tax unrealized depreciation	(761,922,285)
Net tax unrealized appreciation	(737,643,339)
Undistributed ordinary income	13,523,941
Undistributed long-term capital gain	—
Total distributable earnings	13,523,941
Other accumulated losses	(149,651,430)
Total accumulated losses	$(873,770,828)

PERFORMANCE TRUST MUNICIPAL BOND FUND
Cost basis of investments for federal
income tax purposes	$781,065,877
Gross tax unrealized appreciation	$5,307,821
Gross tax unrealized depreciation	(35,828,018)
Net tax unrealized appreciation	(30,520,197)
Undistributed ordinary income	742,160
Undistributed long-term capital gain	—
Total distributable earnings	742,160
Other accumulated losses	(51,070,689)
Total accumulated losses	$(80,848,726)

PERFORMANCE TRUST CREDIT BOND FUND
Cost basis of investments for federal
income tax purposes	$87,678,933
Gross tax unrealized appreciation	$331,572
Gross tax unrealized depreciation	(5,378,490)
Net tax unrealized appreciation	(5,046,918)
Undistributed ordinary income	211,410
Undistributed long-term capital gain	—
Total distributable earnings	211,410
Other accumulated losses	(430,689)
Total accumulated losses	$(5,266,197)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sale and amortization adjustments.

At August 31, 2022, the Funds had capital loss carryovers as follows:

	SHORT-TERM	LONG-TERM
Strategic Bond Fund	$—	$—
Municipal Bond Fund	25,983,535	25,087,155
Credit Fund	371,517	59,172

At August 31, 2022, the Strategic Bond Fund deferred, on tax basis, post October losses of $149,651,430.

GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications are due to equalization and book versus tax treatment of callable bonds and have no effect on net assets or NAV per share. For the year ended August 31, 2022, the following reclassifications were made for permanent tax differences on the Statements of Assets and Liabilities:

	STRATEGIC	MUNICIPAL	CREDIT
	BOND FUND	BOND FUND	FUND
Total
distributable
earnings	$—	$1	$—
Paid-in capital	$—	$(1)	$—

4.	Investment Adviser

The Trust has an Investment Advisory Agreement (the “Agreement”) with the Adviser to furnish investment advisory services to the Funds. Under the terms of the Agreement, the Funds compensate the Adviser for its management services at the annual rate of 0.60% for the Strategic Bond Fund, 0.40% for the Municipal Bond Fund, and 0.80% for the Credit Fund of the respective Fund’s average daily net assets.

The Adviser has contractually agreed to waive its management fee and/or reimburse Fund expenses at the discretion of the Adviser and the Board of Trustees, to the extent necessary to ensure that the total annual Fund operating expenses (exclusive of front-end or contingent deferred sales loads, Rule 12b-1 plan fees, shareholder servicing plan fees, taxes, leverage (i.e., any expenses incurred in connection with borrowings made by a Fund), interest (including interest incurred in connection with bank and custody overdrafts), brokerage commissions and other transactional expenses, expenses incurred in connection with any merger or reorganization, dividends or interest expense on short positions, acquired fund fees and expenses and extraordinary expenses such as litigation) do not exceed 0.95%, 0.55%, and 0.99% (the “Expense Limitation Cap”) of the average daily net assets of the Strategic Bond Fund, Municipal Bond Fund, and Credit Fund, respectively.  The operating expense limitation agreement is in place at least through December 29, 2023 for the Strategic Bond Fund and Municipal Bond Fund and at least through December 31, 2023 for the Credit Fund. Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recover amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period do not exceed the lesser of: (1) the Expense Limitation Cap in place at the time of the waiver and/or reimbursement; or (2) the Expense Limitation Cap in place at the time of recovery; provided, however, that the Adviser shall only be entitled to recover such amounts for a period of up to three years from the date such amount was waived or reimbursed.

The following table shows the remaining waived or reimbursed expenses subject to potential recovery expiring by:

	STRATEGIC	MUNICIPAL	CREDIT
	BOND FUND	BOND FUND	FUND
August 31, 2023	$—	$—	$—
August 31, 2024	$—	$—	$102,789
August 31, 2025	$—	$—	$81,663

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

PERFORMANCE TRUST MUTUAL FUNDS – NOTES TO FINANCIAL STATEMENTS (CONT.)
August 31, 2022

5.	Distribution and Shareholder Servicing Plan

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”) on behalf of the Strategic Bond Fund and the Municipal Bond Fund, which authorize the Funds to pay Foreside Fund Services, LLC (the “Distributor”) a distribution fee of 0.25% of each Fund’s average daily net assets of Class A shares and 0.75% of the Strategic Bond Fund’s average daily net assets for Class C shares, for services to prospective Fund shareholders and distribution of Fund shares, and 0.25% of the Strategic Bond Fund’s average daily net assets of Class C shares for shareholder servicing, as applicable. During the year ended August 31, 2022, the Funds accrued expenses pursuant to the 12b-1 Plan as follows:

		Shareholder
	12b-1 Fees	Servicing Fees
Strategic Bond Fund
Class A	$84,010	N/A
Class C	$411,554	$137,185
Municipal Bond Fund
Class A	$132,436	N/A

6.	Related Party Transactions

U.S. Bancorp Fund Services, LLC (doing business as U.S. Bank Global Fund Services (“Fund Services”)) acts as the Funds’ administrator and fund accountant under an Administration Agreement. Fund Services performs various administrative and accounting services including: preparing various federal and state regulatory filings, reports and returns for the Funds; preparing reports and materials to be supplied to the Trustees; monitoring the activities of the Funds’ custodian, transfer agent and accountants; coordinating the preparation and payment of the Funds’ expenses; and reviewing the Funds’ expense accruals.  Fund Services also serves as the transfer agent to the Funds. U.S. Bank, N.A. (“U.S. Bank”), an affiliate of Fund Services, serves as each Fund’s custodian.  Fees incurred for the year ended August 31, 2022, and owed as of August 31, 2022 are as follows:

Administration
and Accounting	Incurred		Owed
Strategic Bond Fund	$2,196,061		$346,247
Municipal Bond Fund	326,023		52,273
Credit Fund	23,277		5,510

Transfer Agency	Incurred		Owed
Strategic Bond Fund	$741,926	(1)	$132,024	(1)
Municipal Bond Fund	108,638		18,341
Credit Fund	13,993		2,629

(1)	This amount does not include sub-transfer agency fees.

Custody	Incurred	Owed
Strategic Bond Fund	$277,473	$42,845
Municipal Bond Fund	36,334	5,496
Credit Fund	6,223	1,064

The Funds each have a line of credit with US Bank (see Note 10).

Certain officers of the Funds are also employees of Fund Services. A Trustee of the Trust is affiliated with Fund Services and U.S. Bank.

The Trust’s Chief Compliance Officer is also an employee of Fund Services. Each Fund’s allocation of the Trust’s Chief Compliance Officer fee incurred for the year ended August 31, 2022, and owed as of August 31, 2022, are as follows:

	Incurred	Owed
Strategic Bond Fund	$11,665	$1,946
Municipal Bond Fund	11,665	1,946
Credit Fund	11,670	1,946

7.	Capital Share Transactions

Transactions in shares of the Funds were as follows:

STRATEGIC BOND FUND – INSTITUTIONAL CLASS
	YEAR ENDED	YEAR ENDED
	AUGUST 31, 2022	AUGUST 31, 2021
Shares sold	122,458,153	132,683,016
Shares issued
to holders in
reinvestment
of distributions	9,155,853	7,046,695
Shares redeemed	(129,826,449)	(52,194,718)
Net increase	1,787,557	87,534,993

STRATEGIC BOND FUND – CLASS A
	YEAR ENDED	YEAR ENDED
	AUGUST 31, 2022	AUGUST 31, 2021
Shares sold	953,439	1,066,414
Shares issued
to holders in
reinvestment
of distributions	52,014	41,290
Shares redeemed	(788,198)	(531,640)
Net increase	217,255	576,064

STRATEGIC BOND FUND – CLASS C
	YEAR ENDED	YEAR ENDED
	AUGUST 31, 2022	AUGUST 31, 2021
Shares sold	570,173	1,434,889
Shares issued
to holders in
reinvestment
of distributions	67,724	49,565
Shares redeemed	(713,115)	(393,333)
Net increase (decrease)	(75,218)	1,091,121

MUNICIPAL BOND FUND – INSTITUTIONAL CLASS
	YEAR ENDED	YEAR ENDED
	AUGUST 31, 2022	AUGUST 31, 2021
Shares sold	17,207,506	15,992,833
Shares issued
to holders in
reinvestment
of distributions	572,826	595,759
Shares redeemed	(19,762,459)	(4,622,606)
Net increase (decrease)	(1,982,127)	11,965,986

MUNICIPAL BOND FUND – CLASS A
	YEAR ENDED	YEAR ENDED
	AUGUST 31, 2022	AUGUST 31, 2021
Shares sold	1,148,257	1,203,433
Shares issued
to holders in
reinvestment
of distributions	34,305	44,651
Shares redeemed	(1,314,288)	(759,937)
Net increase (decrease)	(131,726)	488,147

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

PERFORMANCE TRUST MUTUAL FUNDS – NOTES TO FINANCIAL STATEMENTS (CONT.)
August 31, 2022

CREDIT FUND – INSTITUTIONAL CLASS

	YEAR ENDED	PERIOD ENDED
	AUGUST 31, 2022	AUGUST 31, 2021(1)
Shares sold	9,583,852	1,277,485
Shares issued
to holders in
reinvestment
of distributions	170,652	35,675
Shares redeemed	(1,646,506)	(20,093)
Net increase	8,107,998	1,293,067

(1)	The inception date for the Fund was December 31, 2020 and investment operations commenced January 4, 2021.

8.	Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments, for the Funds for the year ended August 31, 2022, are summarized below.

	STRATEGIC	MUNICIPAL	CREDIT
	BOND FUND	BOND FUND	FUND
Purchases
U.S.
Government	$502,474,327	$—	$16,745,322
Other	3,123,950,697	684,132,646	79,216,068
Sales
U.S.
Government	$287,739,822	$—	$5,684,869
Other	2,985,444,587	679,755,219	17,782,833

9.	Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of a fund, under Section 2(a)(9) of the 1940 Act. At August 31, 2022, Raymond James and Morgan Stanley Smith Barney, LLC held 35.81% and 32.74%, respectively, of the Strategic Bond Fund’s outstanding Class A shares for the benefit of their customers. At August 31, 2022, Morgan Stanley Smith Barney, LLC and Raymond James held 44.38% and 36.22%, respectively, of the Strategic Bond Fund’s outstanding Class C shares for the benefit of their customers. At August 31, 2022, Charles Schwab & Company, Inc. held 26.07% of the Strategic Bond Fund’s outstanding Institutional Class shares for the benefit of its customers. At August 31, 2022, Charles Schwab & Company, Inc. held 55.35% of the Municipal Bond Fund’s outstanding Class A shares for the benefit of its customers.

At August 31, 2022, Charles Schwab & Company, Inc. held 73.09% of the Credit Fund’s outstanding Institutional Class shares for the benefit of its customers.

10.	Line of Credit

At August 31, 2022, the Strategic Bond Fund and the Municipal Bond Fund each had an unsecured line of credit which matures on August 5, 2023 with a maximum borrowing equal to the lesser of $250,000,000 and $35,000,000, respectively, or 20% and 33.33% respectively, of gross market value of unencumbered assets of each Fund. The Credit Fund has a secured line of credit which matures on August 5, 2023 with a maximum borrowing equal to the lesser of $4,000,000 or 20% of gross market value of unencumbered assets of the Fund. These lines of credit are intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Funds’ custodian, U.S. Bank. Interest will be accrued at the prime rate (5.50% as of August 31, 2022). The Funds did not utilize their lines of credit during the year ended August 31, 2022. The Funds did not have any outstanding balances on the lines of credit at August 31, 2022.

11.	Recent Market Events

U.S. and international markets have experienced volatility in recent months and years due to a number of economic, political and global macro factors including the impact of the coronavirus (COVID-19) as a global pandemic, uncertainties regarding interest rates, rising inflation, trade tensions, and the threat of tariffs imposed by the U.S. and other countries. The recovery from COVID-19 is proceeding at slower than expected rates and may last for a prolonged period of time. As a result of continuing political tensions and armed conflicts, including the war between Ukraine and Russia, the U.S. and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so. Continuing market volatility as a result of recent market conditions or other events may have an adverse effect on the performance of the Funds.

12.	LIBOR

The London Interbank Offered Rate (“LIBOR”) is an interest rate average calculated from estimates submitted by the leading banks in London. Most maturities and currencies of LIBOR were phased out at the end of 2021, with the remaining ones to be phased out on June 30, 2023. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Funds and the financial markets generally. The Secured Overnight Funding Rate (“SOFR”) has been selected by a committee established by the Board of Governors of the Federal Reserve System and the Federal Reserve Bank of New York to replace LIBOR as a reference rate in the United States. Other countries have undertaken similar initiatives to identify replacement reference rates in their respective markets. The transition from LIBOR could have a significant impact on the financial markets, including increased volatility and illiquidity in markets for instruments that currently rely on LIBOR to determine interest rates and a reduction in the values of some LIBOR-based investments. The transition to an alternative interest rate may not be orderly, may occur over various time periods or may have unintended consequences.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

PERFORMANCE TRUST MUTUAL FUNDS – NOTES TO FINANCIAL STATEMENTS (CONT.)
August 31, 2022

13.	Subsequent Events

On September 15, 2022, the Funds declared and paid distributions from ordinary income to shareholders of record as of September 14, 2022, as follows:

Ordinary
Income
Strategic Bond Fund
Institutional Class	$20,315,027
Class A	$115,850
Class C	$132,452
Municipal Bond Fund
Institutional Class	$1,712,854
Class A	$110,149
Credit Fund
Institutional Class	$324,930

On October 14, 2022, the Funds declared and paid distributions from ordinary income to shareholders of record as of October 13, 2022, as follows:

Ordinary
Income
Strategic Bond Fund
Institutional Class	$17,268,532
Class A	$99,483
Class C	$114,584
Municipal Bond Fund
Institutional Class	$1,674,530
Class A	$107,779
Credit Fund
Institutional Class	$354,077

The Funds have evaluated events and transactions that have occurred subsequent to August 31, 2022 through the date the financial statements were issued and determined there were no other subsequent events that would require disclosure in the financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Performance Trust Mutual Funds and
Board of Trustees of Trust for Professional Managers

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Performance Trust Mutual Funds comprising the funds listed below (the “Funds”), each a series of Trust for Professional Managers, as of August 31, 2022, the related statements of operations, the statements of changes in net assets, the related notes, and the financial highlights for each of the periods indicated below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2022, the results of their operations, the changes in net assets, and the financial highlights for each of the periods indicated below in conformity with accounting principles generally accepted in the United States of America.

	Statements of	Statements of	Financial
Fund Name	Operations	Changes in Net Assets	Highlights
Performance Trust Strategic Bond Fund	For the year ended	For the years ended	For the years ended August 31, 2022,
	August 31, 2022	August 31, 2022 and 2021	2021, 2020, 2019, and 2018
Performance Trust Municipal Bond Fund	For the year ended	For the years ended	For the years ended August 31, 2022,
	August 31, 2022	August 31, 2022 and 2021	2021, 2020, 2019, and 2018
Performance Trust Credit Fund	For the year ended	For the year ended August 31, 2022 and for the period
	August 31, 2022	from January 4, 2021 (commencement of operations)
through August 31, 2021

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2011.

COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
October 28, 2022

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended, Trust for Professional Managers (the “Trust”) has adopted and implemented a liquidity risk management program (the “Trust Program”). As required under the Trust Program, PT Asset Management, LLC (“PTAM”), the investment adviser to the Performance Trust Strategic Bond Fund, Performance Trust Municipal Bond Fund and Performance Trust Credit Fund (the “Funds”), each a series of the Trust, has adopted and implemented a liquidity risk management program tailored specifically to each Fund (the “Adviser Program”). The Adviser Program seeks to promote effective liquidity risk management for each Fund and to protect Fund shareholders from dilution of their interests. The Board of Trustees (the “Board”) of the Trust has approved PTAM as the administrator for the Adviser Program (the “Program Administrator”). The Program Administrator has further delegated administration of the Adviser Program to its Trading and Oversight Committee. The Program Administrator is required to provide a written annual report to the Board and the Trust’s chief compliance officer regarding the adequacy and effectiveness of the Adviser Program, including the operation of each Fund’s highly liquid investment minimum, if applicable, and any material changes to the Adviser Program.

On April 13, 2022, the Board reviewed the Program Administrator’s written annual report for the period January 1, 2021 through December 31, 2021 (the “Report”). The Report provided an assessment of each Fund’s liquidity risk: the risk that a Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. The Adviser Program assesses liquidity risk under both normal and reasonably foreseeable stressed market conditions. The Program Administrator has retained ICE Data Services, Inc., a third party vendor, to provide portfolio investment classification services, and the Report noted that each Fund primarily held investments that were classified as highly liquid during the review period. The Report noted that each Fund’s portfolio is expected to continue to primarily hold highly liquid investments and the determination that each Fund be designated as a “primarily highly liquid fund” (as defined in Rule 22e-4) remains appropriate. Each Fund can therefore continue to rely on the exclusion in Rule 22e-4 from the requirements to determine and review a highly liquid investment minimum for the Fund and to adopt policies and procedures for responding to a highly liquid investment minimum shortfall. The Report noted that there were no breaches of a Fund’s restriction on holding illiquid investments exceeding 15% of its net assets during the review period. The Report confirmed that each Fund’s investment strategy was appropriate for an open-end management investment company. The Report also indicated that no material changes had been made to the Adviser Program during the review period.

The Program Administrator determined that each Fund is reasonably likely to be able to meet redemption requests without adversely affecting non-redeeming Fund shareholders through significant dilution. The Program Administrator concluded that the Adviser Program was adequately designed and effectively implemented during the review period.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

NOTICE OF PRIVACY POLICY & PRACTICES

We collect non-public personal information about you from the following sources:

»	information we receive about you on applications or other forms;

»	information you give us orally; and

»	information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.  All shareholder records will be disposed of in accordance with applicable law.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your nonpublic personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

EXPENSE EXAMPLE
Period Ended August 31, 2022 (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charge (loads) on purchase payments (Class A shares only) and (2) ongoing costs, including management fees, distribution 12b-1 and service fees (Class A and Class C shares only) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (3/1/22 – 8/31/22).

Actual Expenses
The first line of the following tables provides information about actual account values and actual expenses for each Fund.  If you purchase Class A shares of a Fund you will pay an initial sales charge of 2.25% when you invest. The tables do not include shareholder specific fees, such as the $15.00 fee charged to IRA accounts, or the $15.00 fee charged for wire redemptions. The tables also do not include portfolio trading commissions and related trading costs. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the following tables provides information about hypothetical account values and hypothetical expenses based on the actual expense ratios for each Fund and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of each of the tables is useful in comparing ongoing costs only, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			EXPENSES PAID
PERFORMANCE TRUST			DURING PERIOD
STRATEGIC BOND FUND –	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	MARCH 1, 2022 –
INSTITUTIONAL CLASS	MARCH 1, 2022	AUGUST 31, 2022	AUGUST 31, 2022*
Actual	$1,000.00	$ 917.90	$3.67
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,021.37	$3.87

*	Expenses are equal to the Fund’s annualized expense ratio of 0.76%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

			EXPENSES PAID
PERFORMANCE TRUST			DURING PERIOD
STRATEGIC BOND FUND –	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	MARCH 1, 2022 –
CLASS A	MARCH 1, 2022	AUGUST 31, 2022	AUGUST 31, 2022*
Actual	$1,000.00	$ 916.70	$4.88
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,020.11	$5.14

*	Expenses are equal to the Fund’s annualized expense ratio of 1.01%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

			EXPENSES PAID
PERFORMANCE TRUST			DURING PERIOD
STRATEGIC BOND FUND –	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	MARCH 1, 2022 –
CLASS C	MARCH 1, 2022	AUGUST 31, 2022	AUGUST 31, 2022*
Actual	$1,000.00	$ 913.10	$8.49
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,016.33	$8.94

*	Expenses are equal to the Fund’s annualized expense ratio of 1.76%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

EXPENSE EXAMPLE (CONT.)
Period Ended August 31, 2022 (Unaudited)

			EXPENSES PAID
PERFORMANCE TRUST			DURING PERIOD
MUNICIPAL BOND FUND –	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	MARCH 1, 2022 –
INSTITUTIONAL CLASS	MARCH 1, 2022	AUGUST 31, 2022	AUGUST 31, 2022*
Actual	$1,000.00	$ 919.30	$4.70
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,045.10	$5.01

*	Expenses are equal to the Fund’s annualized expense ratio of 0.49%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

			EXPENSES PAID
PERFORMANCE TRUST			DURING PERIOD
MUNICIPAL BOND FUND –	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	MARCH 1, 2022 –
CLASS A	MARCH 1, 2022	AUGUST 31, 2022	AUGUST 31, 2022*
Actual	$1,000.00	$ 918.20	$7.10
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,042.60	$7.56

*	Expenses are equal to the Fund’s annualized expense ratio of 0.74%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

			EXPENSES PAID
PERFORMANCE TRUST			DURING PERIOD
CREDIT FUND –	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	MARCH 1, 2022 –
INSTITUTIONAL CLASS	MARCH 1, 2022	AUGUST 31, 2022	AUGUST 31, 2022*
Actual	$1,000.00	$ 927.30	$9.54
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,040.10	$10.10

*	Expenses are equal to the Fund’s annualized expense ratio of 0.99%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

BASIS FOR TRUSTEES’ APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited)

The Board of Trustees (the “Trustees”) of Trust for Professional Managers (the “Trust”) met on August 26, 2022 to consider the renewal of the Investment Advisory Agreement (the “Agreement”) between the Trust, on behalf of the Performance Trust Municipal Bond Fund, the Performance Trust Strategic Bond Fund and the Performance Trust Credit Fund (each, a “Fund,” and together, the “Funds”), each a series of the Trust, and PT Asset Management, LLC, the Funds’ investment adviser (the “Adviser”).  The Trustees also met at a prior meeting held on June 13, 2022 (the “June 13, 2022 meeting”) to review materials related to the renewal of the Agreement.  Prior to these meetings, the Trustees requested and received materials to assist them in considering the renewal of the Agreement.  The materials provided contained information with respect to the factors enumerated below, including a copy of the Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the renewal of the Agreement, detailed comparative information relating to the Funds’ performance, as well as the management fees and other expenses of the Funds, due diligence materials relating to the Adviser (including a due diligence questionnaire completed on behalf of the Funds by the Adviser, the Adviser’s Form ADV, select financial statements of the Adviser, biographical information of the Adviser’s key management and compliance personnel, comparative fee information for the Funds and the Adviser’s other separately-managed accounts and a summary detailing key provisions of the Adviser’s written compliance program, including its code of ethics) and other pertinent information.  The Trustees also received information periodically throughout the year that was relevant to the Agreement renewal process, including performance, management fee and other expense information.  Based on their evaluation of the information provided by the Adviser, in conjunction with the Funds’ other service providers, the Trustees, by a unanimous vote (including a separate vote of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)), approved the continuation of the Agreement for an additional one-year term ending August 31, 2022.

DISCUSSION OF FACTORS CONSIDERED
In considering the renewal of the Agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1.	NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED TO THE FUNDS

The Trustees considered the nature, extent and quality of services provided by the Adviser to the Funds and the amount of time devoted to the Funds’ operations by the Adviser’s staff.  The Trustees considered the Adviser’s specific responsibilities in all aspects of day-to-day management of the Funds, including the investment strategies implemented by the Adviser, as well as the qualifications, experience and responsibilities of G. Michael Plaiss, co-portfolio manager for the Performance Trust Municipal Bond Fund, Performance Trust Strategic Bond Fund and Performance Trust Credit Fund, Anthony J. Harris, co-portfolio manager for the Performance Trust Strategic Bond Fund and Performance Trust Credit Fund, Mark Peiler, co-portfolio manager for the Performance Trust Municipal Bond Fund, and Lars Anderson, co-portfolio manager for the Performance Trust Credit Fund, and other key personnel at the Adviser involved in the day-to-day activities of the Funds.  The Trustees reviewed information provided by the Adviser in a due diligence questionnaire, including the structure of the Adviser’s compliance program and its continuing commitment to the Funds.  The Trustees noted that during the course of the prior year the Adviser had participated in a Trust board meeting to discuss the Funds’ performance and outlook, along with the compliance efforts made by the Adviser.  The Trustees also noted any services that extended beyond portfolio management, and they considered the brokerage practices of the Adviser.  The Trustees discussed the Adviser’s handling of compliance matters, including the reports of the Trust’s chief compliance officer to the Trustees on the effectiveness of the Adviser’s compliance program.  The Trustees also considered the Adviser’s overall financial condition, as well as the implementation and operational effectiveness of the Adviser’s business continuity plan in response to the COVID-19 pandemic.  The Trustees concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, overall quality and extent of the management services provided to the Funds, as well as the Adviser’s compliance program, were satisfactory and reliable.

2.	INVESTMENT PERFORMANCE OF THE FUNDS AND THE ADVISER

The Trustees discussed the performance of the Institutional Class shares of the Performance Trust Municipal Bond Fund, the Institutional Class and Class A shares of the Performance Trust Strategic Bond Fund, and the Institutional Class shares of the Performance Trust Credit Fund for the quarter, one-year, three-year, five-year, ten-year and since inception periods ended March 31, 2022, as applicable.  In assessing the quality of the portfolio management services delivered by the Adviser, the Trustees also compared the short-term and longer-term performance of the Funds on both an absolute basis and in comparison to a benchmark index (the Bloomberg U.S. Aggregate Bond Index for both the Performance Trust Strategic Bond Fund and Performance Trust Credit Fund, and the Bloomberg Municipal Bond Index for the Performance Trust Municipal Bond Fund) and in comparison to a peer group of funds as constructed using publicly-available data provided by Morningstar, Inc. and presented by Barrington Financial Group, LLC d/b/a Barrington Partners, an independent third-party benchmarking firm, through its cohort selection process (a peer group of U.S. open-end intermediate core-plus bond, intermediate core bond and non-traditional bond funds for the Performance Trust Strategic Bond Fund, a peer group of U.S. open-end multisector bond and non-traditional bond funds for the Performance Trust Credit Fund, and a peer group of U.S. open-end municipal national intermediate-term bond and municipal national long-term bond funds for the Performance Trust Municipal Bond Fund) (each, a “Barrington Cohort”).  The Trustees noted the Adviser’s representation that it does not calculate composite performance for its separately-managed accounts and as such the Adviser could not provide composite performance information for those accounts.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

BASIS FOR TRUSTEES’ APPROVAL OF INVESTMENT ADVISORY AGREEMENT (CONT.)
(Unaudited)

The Trustees noted that for each of the one-year, three-year, five-year, and ten-year periods ended March 31, 2022, the Performance Trust Municipal Bond Fund’s performance for Institutional Class shares was above the Barrington Cohort average.  The Trustees noted that for the one-year, three-year, five-year, ten-year, and since inception periods ended March 31, 2022, the Institutional Class shares of the Performance Trust Municipal Bond Fund had outperformed the Bloomberg Municipal Bond Index.  The Trustees noted that for the quarter ended March 31, 2022, the Institutional Class shares of the Performance Trust Municipal Bond Fund had underperformed the Bloomberg Municipal Bond Index.

The Trustees noted the Performance Trust Strategic Bond Fund’s performance for Class A shares for the three-year period ended March 31, 2022 was below the Barrington Cohort average.  The Trustees also noted that the Performance Trust Strategic Bond Fund’s performance for Class A shares for the one-year period ended March 31, 2022 was above the Barrington Cohort average.  The Trustees noted that for each of the quarter, one-year, three-year, five-year, ten-year, and since inception periods ended March 31, 2022, the Institutional Class shares of the Performance Trust Strategic Bond Fund had outperformed the Bloomberg U.S. Aggregate Bond Index.

The Trustees noted that for the one-year period ended March 31, 2022, the Performance Trust Credit Fund’s performance for Institutional Class shares was above the Barrington Cohort average.  The Trustees noted that for the quarter, one-year, and since inception periods ended March 31, 2022, the Institutional Class shares of the Performance Trust Credit Fund had outperformed the Bloomberg U.S. Aggregate Bond Index.

After considering all of the information, the Trustees concluded that the performance obtained by the Adviser for each Fund was satisfactory under current market conditions.  Although past performance is not a guarantee or indication of future results, the Trustees determined that each Fund and its shareholders were likely to benefit from the Adviser’s continued management.

3.	COSTS OF SERVICES PROVIDED AND PROFITS REALIZED BY THE ADVISER

The Trustees considered the cost of services and the structure of the Adviser’s fees, including a review of the expense analyses and other pertinent material with respect to the Funds.  The Trustees reviewed the related statistical information and other materials provided, including the comparative expenses and Barrington Cohort comparisons.  The Trustees considered the cost structure of each Fund relative to its Barrington Cohort and the Adviser’s separately-managed accounts, as well as any applicable fee waivers and expense reimbursements of the Adviser.

The Trustees also considered the overall profitability of the Adviser and reviewed the Adviser’s financial information, noting that the Adviser had provided subsidies for each Fund’s operations beginning with each Fund’s inception and had not fully recouped those subsidies for the Performance Trust Credit Fund.  The Trustees also examined the level of profits that could be expected to accrue to the Adviser from the fees payable under the Advisory Agreement and the expense subsidizations undertaken by the Adviser with respect to the Performance Trust Credit Fund, as well as the Funds’ brokerage practices, noting that the Adviser makes no effort to seek soft dollar arrangements.  These considerations were based on materials requested by the Trustees and the Funds’ administrator specifically for the June 13, 2022 meeting and the August 26, 2022 meeting at which the Advisory Agreement was formally considered, as well as the reports prepared by the Adviser over the course of the year.

The Trustees noted that the Performance Trust Municipal Bond Fund’s contractual management fee of 0.40% was above the Barrington Cohort average of 0.38%.  The Trustees noted that the Performance Trust Municipal Bond Fund was operating below its expense cap of 0.55% for Institutional Class shares.  The Trustees observed that the Performance Trust Municipal Bond Fund’s total expense ratio of 0.50% for Institutional Class shares was above the Barrington Cohort average of 0.46%.  The Trustees also compared the fees paid by the Performance Trust Municipal Bond Fund to the fees paid by separately-managed accounts of the Adviser.

The Trustees noted that the Performance Trust Strategic Bond Fund’s contractual management fee of 0.60% was above the Barrington Cohort average of 0.51%.  The Trustees noted that the Performance Trust Strategic Bond Fund was operating below its expense cap of 1.20% (including Rule 12b-1 plan fees) for Class A shares.  The Trustees observed that the Performance Trust Strategic Bond Fund’s total expense ratio (including Rule 12b-1 plan fees) of 1.01% for Class A shares was above the Barrington Cohort average of 0.91%.  The Trustees also compared the fees paid by the Performance Trust Strategic Bond Fund to the fees paid by separately-managed accounts of the Adviser.

The Trustees noted that the Performance Trust Credit Fund’s contractual management fee of 0.80% was above the Barrington Cohort average of 0.55%.  The Trustees noted that the Performance Trust Credit Fund was operating above its expense cap of 0.99% for Institutional Class shares.  The Trustees observed that the Performance Trust Credit Fund’s total expense ratio (net of fee waivers and expense reimbursements) of 0.99% for Institutional Class shares was above the Barrington Cohort average of 0.71%.  The Trustees also compared the fees paid by the Performance Trust Credit Fund to the fees paid by separately-managed accounts of the Adviser.

The Trustees concluded that the Funds’ expenses and the management fees paid to the Adviser were fair and reasonable in light of the comparative performance, expense and management fee information.  The Trustees further concluded, based on a profitability analysis prepared by the Adviser, that the Adviser’s profits from sponsoring the Performance Trust Strategic Bond Fund and Performance Trust Municipal Bond Fund were not excessive, and while the Performance Trust Credit Fund was not yet profitable to the Adviser, the Adviser maintained adequate profit levels to support the services to the Funds from the revenues of its overall investment advisory business, despite its subsidies to support the operations of the Performance Trust Credit Fund.

4.	EXTENT OF ECONOMIES OF SCALE AS THE FUNDS GROW
The Trustees compared each Fund’s expenses relative to its peer group and discussed realized and potential economies of scale. The Trustees also reviewed the structure of each

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

Fund’s management fee and whether each Fund was large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as Fund assets grow (and if so, how those economies of scale were being or would be shared with shareholders).  The Trustees reviewed all fee waivers, expense reimbursements and potential recoupments by the Adviser with respect to the Performance Trust Credit Fund.  The Trustees noted that the Funds’ management fee structures did not contain any breakpoint reductions as the Funds’ assets grow in size, but that the feasibility of incorporating breakpoints would continue to be reviewed on a regular basis.  With respect to the Adviser’s fee structures, the Trustees concluded that the current fee structures were reasonable and reflected a sharing of economies of scale between the Adviser and each Fund at the Fund’s current asset level.

5.	BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUNDS

The Trustees considered the direct and indirect benefits that could be received by the Adviser from its association with the Funds.  The Trustees examined the brokerage practices of the Adviser with respect to the Funds.  The Trustees noted that the Adviser receives no soft dollar benefits with respect to its management of the Funds.  The Trustees concluded that the benefits the Adviser may receive, such as greater name recognition and increased ability to attract additional investor assets, appear to be reasonable, and in many cases may benefit the Funds.

CONCLUSIONS
The Trustees considered all of the foregoing factors. In considering the renewal of the Advisory Agreement, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of each Fund’s surrounding circumstances. Based on this review, the Trustees, including a majority of the Independent Trustees, approved the continuation of the Advisory Agreement for an additional one-year term ending August 31, 2023 as being in the best interests of each Fund and its shareholders.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

ADDITIONAL INFORMATION
(Unaudited)

Tax Information
For the year ended August 31, 2022, taxable ordinary income distributions are designed as short-term capital gain distributions under Section 871(k)(2)(c) of the Code for the Funds as follows:

Strategic Bond Fund	2.64%
Municipal Bond Fund	0.00%
Credit Fund	2.75%

Availability of Proxy Voting Information
The Funds have adopted proxy voting policies and procedures that delegate to the Adviser the authority to vote proxies. A description of the Funds’ proxy voting policies and procedures is available without charge, upon request, by calling the Funds toll free at 1 (877) 738-9095. A description of these policies and procedures is also included in the Funds’ Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Funds’ proxy voting record for the most recent 12-month period ended June 30 is available without charge, upon request, by calling toll free, 1 (877) 738-9095, or by accessing the SEC’s website at http://www.sec.gov.

Portfolio Holdings
The Funds file a complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Funds’ Form N-PORT filings are available on the SEC’s website at www.sec.gov.

Householding
In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses and certain other shareholder documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Funds reasonably believe are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1 (877) 738-9095 to request individual copies of these documents. Once the Funds receive notice to stop householding, the Funds will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

Forward Looking Statements
Except for historical information contained in this report for the Funds, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These include any Adviser or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Funds in the most recent prospectus, other factors bearing on this report include the accuracy of the Adviser’s or portfolio manager’s data, forecasts and predictions, and the appropriateness of the investment programs designed by the Adviser or portfolio manager to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Funds to differ materially as compared to benchmarks associated with the Funds.

Indemnification
Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnification to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Information About Trustees
The business and affairs of the Trust are managed under the direction of the Trust’s Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Funds’ Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1 (877) 738-9095.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

INDEPENDENT TRUSTEES
(Unaudited)

			NUMBER OF		OTHER
			PORTFOLIOS	PRINCIPAL	DIRECTORSHIPS
NAME,	POSITION(S)	TERM OF OFFICE	IN THE TRUST	OCCUPATION(S)	HELD BY TRUSTEE
ADDRESS, AND	HELD WITH	AND LENGTH OF	OVERSEEN BY	DURING THE	DURING THE PAST
YEAR OF BIRTH	THE TRUST	TIME SERVED	THE TRUSTEE	PAST FIVE YEARS	FIVE YEARS
Independent Trustees

Michael D. Akers, Ph.D.	Trustee	Indefinite Term;	22	Professor Emeritus,	Independent
615 E. Michigan St.		Since August 22,		Department of Accounting	Trustee, USA
Milwaukee, WI 53202		2001		(June 2019-present),	MUTUALS
Year of Birth: 1955				Professor, Department of	(an open-end
				Accounting (2004-2019),	investment
				Chair, Department of	company)
				Accounting (2004-2017),	(2001-2021).
				Marquette University.

Gary A. Drska	Trustee	Indefinite Term;	22	Retired; Pilot,	Independent
615 E. Michigan St.		Since August 22,		Frontier/Midwest Airlines,	Trustee, USA
Milwaukee, WI 53202		2001		Inc. (airline company)	MUTUALS
Year of Birth: 1956				(1986-2021).	(an open-end
					investment
					company)
					(2001-2021).

Vincent P. Lyles	Trustee	Indefinite Term;	22	System Vice President	Independent
615 E. Michigan St.		Since April 6,		of Community Relations,	Director, BMO
Milwaukee, WI 53202		2022		Advocate Aurora Health	Funds, Inc.
Year of Birth: 1961				Care (health care provider)	(an open-end
				(2019-present); President	investment
				and Chief Executive Officer,	company)
				Boys & Girls Club of Greater	(2017-2022).
				Milwaukee (2012-2018).

Erik K. Olstein	Trustee	Indefinite Term;	22	Retired; President and	Trustee, The Olstein
615 E. Michigan St.		Since April 6,		Chief Operating Officer	Funds (an open-end
Milwaukee, WI 53202		2022		(2000-2020), Vice	investment
Year of Birth: 1967				President of Sales and	company)
				Chief Operating Officer	(1995-2018).
				(1995-2000), Olstein Capital
				Management, L.P. (asset
				management firm); Secretary
				and Assistant Treasurer,
				The Olstein Funds
				(1995-2018).

Lisa Zúñiga Ramírez	Trustee	Indefinite Term;	22	Retired; Principal and	N/A
615 E. Michigan St.		Since April 6,		Senior Portfolio Manager,
Milwaukee, WI 53202		2022		Segall, Bryant & Hamill, LLC
Year of Birth: 1969				(asset management firm)
				(2018-2020); Partner and
				Senior Portfolio Manager,
				Denver Investments LLC
				(asset management firm)
				(2009-2018).

Gregory M. Wesley	Trustee	Indefinite Term;	22	Senior Vice President of	N/A
615 E. Michigan St.		Since April 6,		Strategic Alliances and
Milwaukee, WI 53202		2022		Business Development,
Year of Birth: 1969				Medical College of Wisconsin
				(2016-present).

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

INTERESTED TRUSTEE AND OFFICERS
(Unaudited)

			NUMBER OF		OTHER
			PORTFOLIOS	PRINCIPAL	DIRECTORSHIPS
NAME,	POSITION(S)	TERM OF OFFICE	IN THE TRUST	OCCUPATION(S)	HELD BY TRUSTEE
ADDRESS, AND	HELD WITH	AND LENGTH OF	OVERSEEN BY	DURING THE	DURING THE PAST
YEAR OF BIRTH	THE TRUST	TIME SERVED	THE TRUSTEE	PAST FIVE YEARS	FIVE YEARS
Interested Trustee and Officers

Joseph C. Neuberger*	Chairperson	Indefinite Term;	22	President (2017-present),	Trustee, Buffalo
615 E. Michigan St.	and Trustee	Since August 22,		Chief Operating Officer	Funds (an open-end
Milwaukee, WI 53202		2001		(2016-2020), Executive	investment
Year of Birth: 1962				Vice President (1994-2017),	company) (2003-
				U.S. Bancorp Fund	2017); Trustee,
				Services, LLC.	USA MUTUALS
(an open-end
investment
company)
(2001-2018).

John P. Buckel	President	Indefinite Term;	N/A	Vice President,U.S. Bancorp	N/A
615 E. Michigan St.	and Principal	Since January 24,		Fund Services, LLC
Milwaukee, WI 53202	Executive	2013		(2004-present).
Year of Birth: 1957	Officer

Jennifer A. Lima	Vice	Indefinite Term;	N/A	Vice President, U.S. Bancorp	N/A
615 E. Michigan St.	President,	Since January 24,		Fund Services, LLC
Milwaukee, WI 53202	Treasurer	2013		(2002-present).
Year of Birth: 1974	and Principal
Financial and
Accounting
Officer

Deanna B. Marotz	Chief	Indefinite Term;	N/A	Senior Vice President,	N/A
615 E. Michigan St.	Compliance	Since October 21,		U.S. Bancorp Fund Services,
Milwaukee, WI 53202	Officer, Vice	2021		LLC (2021-present); Chief
Year of Birth: 1965	President			Compliance Officer of
	and Anti-			Keeley-Teton Advisors, LLC
	Money			and Teton Advisors, Inc.
	Laundering			(2017-2021); Chief
	Officer			Compliance Officer of
Keeley Asset Management
Corp. (2015-2017).

Jay S. Fitton	Secretary	Indefinite Term;	N/A	Assistant Vice President,	N/A
615 E. Michigan St.		Since July 22,		U.S. Bancorp Fund
Milwaukee, WI 53202		2019		Services, LLC
Year of Birth: 1970				(2019-present); Partner,
Practus, LLP (2018-2019);
Counsel, Drinker Biddle &
Reath (2016-2018).

*	Mr. Neuberger is deemed to be an “interested person” of the Trust as defined by the 1940 Act due to his position and material business relationship with the Trust.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

INTERESTED TRUSTEE AND OFFICERS
(Unaudited)

			NUMBER OF		OTHER
			PORTFOLIOS	PRINCIPAL	DIRECTORSHIPS
NAME,	POSITION(S)	TERM OF OFFICE	IN THE TRUST	OCCUPATION(S)	HELD BY TRUSTEE
ADDRESS, AND	HELD WITH	AND LENGTH OF	OVERSEEN BY	DURING THE	DURING THE PAST
YEAR OF BIRTH	THE TRUST	TIME SERVED	THE TRUSTEE	PAST FIVE YEARS	FIVE YEARS
Officers

Kelly A. Strauss	Assistant	Indefinite Term;	N/A	Assistant Vice President,	N/A
615 E. Michigan St.	Treasurer	Since April 23,		U.S. Bancorp Fund
Milwaukee, WI 53202		2015		Services, LLC
Year of Birth: 1987				(2011-present).

Shannon Coyle	Assistant	Indefinite Term;	N/A	Officer, U.S. Bancorp	N/A
615 E. Michigan St.	Treasurer	Since August 26,		Fund Services, LLC
Milwaukee, WI 53202		2022		(2015-present).
Year of Birth: 1990

Laura A. Carroll	Assistant	Indefinite Term;	N/A	Assistant Vice President,	N/A
615 E. Michigan St.	Treasurer	Since August 20,		U.S. Bancorp Fund
Milwaukee, WI 53202		2018		Services, LLC
Year of Birth: 1985				(2007-present).

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

Investment Adviser
PT Asset Management, LLC
500 West Madison, Suite 470
Chicago, IL  60661

888.282.3220
www.PTAM.com

Fund Administrator, Transfer Agent,
and Fund Accountant
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI  53202

Custodian
U.S. Bank, N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI  53212

Legal Counsel
Godfrey & Kahn, S.C.
833 East Michigan Street, Suite 1800
Milwaukee, WI  53202

Independent Registered
Public Accounting Firm
Cohen & Company, Ltd.
342 North Water Street, Suite 830
Milwaukee, WI  53202

Distributor
Foreside Fund Services, LLC
3 Canal Plaza, Suite 100
Portland, ME  04101

This report has been prepared for shareholders
and may be distributed to others only if preceded
or accompanied by a current prospectus.

The Performance Trust Mutual Funds are distributed
by Foreside Fund Services, LLC

(b)	Not Applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR filed on November 7, 2011.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Dr. Michael Akers is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR. Dr. Akers holds a Ph.D. in accountancy and is a professor Emeritus of accounting at Marquette University in Milwaukee, Wisconsin.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 8/31/2022	FYE 8/31/2021
Audit Fees	$73,500	$73,500
Audit-Related Fees	0	0
Tax Fees	9,000	9,000
All Other Fees	0	0

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2)The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 8/31/2022	FYE 8/31/2021
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f)All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

(g)The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 8/31/2022	FYE 8/31/2021
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$4,413

(h) The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed November 7, 2011.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Trust for Professional Managers

By (Signature and Title)*   /s/ John Buckel
John Buckel, President

Date 10/31/2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*   /s/ John Buckel
John Buckel, President

Date 10/31/2022

By (Signature and Title)*  /s/ Jennifer Lima
  Jennifer Lima, Treasurer

Date 10/31/2022

* Print the name and title of each signing officer under his or her signature.